     As filed with the Securities and Exchange Commission on March 27, 1996

                                                        Registration No. 2-64358
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A


                        POST-EFFECTIVE AMENDMENT NO. 21               __
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                                                                             /X/

                                     and
                                                                      __
       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                                                             /X/


                                AMENDMENT NO. 22

                                ----------------

                    MUNICIPAL FUND FOR TEMPORARY INVESTMENT
                            (MuniFund, MuniCash and
                    Intermediate Municipal Fund Portfolios)
               (Exact Name of Registrant As Specified In Charter)

                                                         EDWARD J. ROACH
     400 Bellevue Parkway, Suite 100             400 Bellevue Parkway, Suite 100
       Wilmington, Delaware 19809                   Wilmington, Delaware 19809
(Address of Principal Executive Offices)               (Name and Address of
     Registrant's Telephone Number:                     Agent for Service)
             (302) 792-2555

                                    Copy to:
                             W. BRUCE McCONNEL, III
                             Drinker Biddle & Reath
                      Philadelphia National Bank Building
                              1345 Chestnut Street
                     Philadelphia, Pennsylvania  19107-3496

It is proposed that this filing will become effective (check appropriate box)

         / / immediately upon filing pursuant to paragraph (b) /x/ on March 30, 1996 pursuant to paragraph (b)
         / / 60 days after filing pursuant to paragraph (a)(i)
         / / on (date) pursuant to paragraph (a)(i)
         / / 75 days after filing pursuant to paragraph (a)(ii)
         / / on (date) pursuant to paragraph (a)(ii) of rule 485.

If appropriate, check the following box:

         / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

================================================================================

                                                 CALCULATION OF REGISTRATION FEE
                                               UNDER THE SECURITIES ACT OF 1933(1)
------------------------------------------------------------------------------------------------------------------------------------


    Title of                                           Proposed Maximum       Proposed Maximum           Amount of
Securities Be-                Amount Being            Offering Price Per     Aggregate Offering         Registration
ing Registered               Registered(2)                 Unit(2)                 Price(3)                Fee
----------------            ----------------        ----------------------  ----------------------    --------------
Units of Beneficial
    Interest in

   MuniFund
No Par Value.               1,037,003,584                  $1.00
------------------------------------------------------------------------------------------------------------------------------------


   MuniCash
No Par Value                  527,027,350                  $1.00
------------------------------------------------------------------------------------------------------------------------------------


 Intermediate
Municipal Fund
 No Par Value.                  1,335,493                  $10.97
------------------------------------------------------------------------------------------------------------------------------------


Total Shares of Beneficial
   Interest in
  Municipal Fund
For Temporary Investment
  No Par Value.             1,565,365,427                                            $290,000            $100
===============================================================================================================================


(1) Registrant has registered an indefinite number of shares of beneficial interest in MuniFund, MuniCash and Intermediate Municipal Portfolios under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. Registrant's Rule 24f-2 Notice for its fiscal year ending November 30, 1995 for Registration No. 2-64358 was filed on January 26, 1996.


(2) Estimated solely for the purpose of calculating the registration fees pursuant to Rule 24e-2 under the Investment Company Act of 1940 and Rule 457(c) under the Securities Act of 1933, based on an offering price of $10.97 with respect to its Portfolio Shares in Intermediate Municipal Portfolio on March 25, 1996.



(3) The maximum aggregate offering price for Registrant's Portfolio Shares with respect to its MuniFund, MuniCash and Intermediate Municipal Portfolios is calculated pursuant to Rule 24e-2 under the 1940 Act. During the year ended November 30, 1995, Registrant redeemed a total of 5,830,322,061 MuniFund Portfolio Shares, 3,777,081,235 MuniCash Portfolio Shares, and 1,335,253 Intermediate Municipal Fund Portfolio Shares, respectively. Of these redeemed shares, 4,793,509,011 MuniFund Portfolio Shares, 3,250,150,718 MuniCash Portfolio Shares and 0 Intermediate Municipal Portfolio Shares were used for reductions pursuant to paragraph (c) of Rule 24f-2 in Registrant's Rule 24f-2 Notice dated on January 26, 1996 for the year ended November 30, 1995, and none of the redeemed shares were used for reductions pursuant to Rule 24e-2 in previous post-effective amendments filed during the fiscal year ended November 30, 1995. As a result, 1,036,813,050 redeemed MuniFund Portfolio Shares, 526,930,517 redeemed MuniCash Portfolio Shares and 1,335,253 redeemed Intermediate Municipal Fund Portfolio Shares are being used to reduce, pursuant to paragraph (a) of Rule 24e-2, the number of shares for which the registration fee is payable with respect to this Post-Effective Amendment.

                    MUNICIPAL FUND FOR TEMPORARY INVESTMENT
                                   (MuniFund)

                             Cross Reference Sheet


Form N-1A Item                                                                       Prospectus Caption
--------------                                                                       ------------------
1.       Cover Page . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      Cover Page

2.       Synopsis . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      Background and Expense Information

3.       Condensed Financial
           Information  . . . . . . . . . . . . . . . . . . . . . . . . . . . .      Financial Highlights; Yields

4.       General Description of
           Registrant . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      Cover Page; Financial
                                                                                     Highlights; Investment Objective and Policies;
                                                                                     Description of Shares and Miscellaneous

5.       Management of the Fund . . . . . . . . . . . . . . . . . . . . . . . .      Management of the Fund; Dividends

6.       Capital Stock and Other
           Securities   . . . . . . . . . . . . . . . . . . . . . . . . . . . .      Cover Page; Financial
                                                                                     Highlights; Dividends; Taxes; Description of
                                                                                     Shares and Miscellaneous

7.       Purchase of Securities Being
           Offered  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      Management of the Fund; Purchase and
                                                                                     Redemption of Shares

8.       Redemption or Repurchase . . . . . . . . . . . . . . . . . . . . . . .      Purchase and Redemption of Shares

9.       Pending Legal Proceedings  . . . . . . . . . . . . . . . . . . . . . .      Inapplicable

                                    MUNIFUND
                       An Investment Portfolio Offered by
                    MUNICIPAL FUND FOR TEMPORARY INVESTMENT

400 Bellevue Parkway                              For purchase and redemption orders only call:
Suite 100                                         800-441-7450 (in Delaware: 302-791-5350).
Wilmington, DE 19809                              For yield information call: 800-821-6006
                                                  (MuniFund shares code: 50; MuniFund Dollar
                                                  shares code: 59).
                                                  For other information call: 800-821-7432.

     Municipal Fund for Temporary Investment (the "Company") is a no-load, diversified, open-end investment company that currently offers shares in three separate investment portfolios. The shares described in this Prospectus represent interests in the MuniFund portfolio, a money market portfolio (the "Fund"). The Fund's investment objective is to provide institutions with as high a level of current interest income exempt from federal income taxes as is consistent with relative stability of principal. The Fund invests substantially all of its assets in short-term tax-exempt obligations issued by state and local governments.


     Fund shares may not be purchased by individuals directly, but institutional investors may purchase shares for accounts maintained by individuals. In addition to MuniFund Shares, investors may purchase MuniFund "Dollar Shares" which accrue daily dividends in the same manner as MuniFund Shares but bear all fees payable by the Fund to institutional investors for certain services they provide to the beneficial owners of such Shares. (See "Management of the Fund--Service Organizations.")

                            ------------------------

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED,
   ENDORSED, OR OTHERWISE SUPPORTED BY PNC BANK CORP. OR ITS AFFILIATES, OR
     THE U.S. GOVERNMENT, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL
       DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY
         OTHER AGENCY. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT
            RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THERE
              CAN BE NO ASSURANCE THAT IT WILL BE ABLE TO
                  MAINTAIN ITS NET ASSET VALUE OF $1.00 PER
                                     SHARE.

                            ------------------------

     PNC Institutional Management Corporation ("PIMC") and PNC Bank, National Association ("PNC Bank") serve as the Fund's adviser and sub-adviser, respectively. PFPC Inc. ("PFPC") and Provident Distributors, Inc. ("PDI") serve as the Fund's administrators. PDI also serves as the Fund's distributor.


     This Prospectus briefly sets forth certain information about the Fund that investors should know before investing. Investors are advised to read this Prospectus and retain it for future reference. Additional information about the Fund, contained in a Statement of Additional Information currently dated March 30, 1996, has been filed with the Securities and Exchange Commission and is available to investors without charge by calling the Fund at 800-821-7432. The Statement of Additional Information, as amended from time to time, is incorporated in its entirety by reference into this Prospectus.

                            ------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
   SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
     NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE
       SECURITIES COMMISSION PASSED UPON THE ACCURACY
         OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            ------------------------

                                 March 30, 1996

                       BACKGROUND AND EXPENSE INFORMATION

     Two classes of shares are offered by this Prospectus: MuniFund shares and MuniFund Dollar shares ("Dollar Shares"). Shares of each class represent equal, pro rata interests in the Fund and accrue daily dividends in the same manner except that the Dollar Shares bear fees payable by the Fund (at the rate of .25% per annum) to institutional investors for services they provide to the beneficial owners of such shares. (See "Management of the Fund--Service Organizations.")

                                EXPENSE SUMMARY

                                                                                  MUNIFUND
                                                                MUNIFUND           DOLLAR
         ESTIMATED ANNUAL FUND OPERATING EXPENSES                SHARES            SHARES
----------------------------------------------------------    -------------     -------------
(as a percentage of average net assets)
     Management Fees (net of waivers).....................             .10%              .10%
     Other Expenses.......................................             .17%              .42%
          Administration Fees (net of waivers)............    .10%              .10%
          Shareholder Servicing Fees......................     0%               .25%
          Miscellaneous...................................    .07%              .07%
                                                              ----     ----     ----     ----
     Total Fund Operating Expenses (net of waivers).......             .27%              .52%
                                                                       ====              ====

------------


                         EXAMPLE                            1 YEAR     3 YEARS     5 YEARS     10 YEARS
----------------------------------------------------------  ------     -------     -------     --------
You would pay the following expenses on a $1,000
  investment, assuming: (1) a 5% annual return; and (2)
  redemption at the end of each time period with respect
  to the following shares:
     MuniFund Shares:                                         $3         $ 9         $15         $ 34
     Dollar Shares:                                           $5         $17         $29         $ 65


THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATE OF RETURN. ACTUAL EXPENSES AND RATE OF RETURN MAY BE GREATER OR LESSER THAN THOSE SHOWN.


     The purpose of the foregoing table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. In addition, institutional investors may charge fees for providing services in connection with their customers' investment in Dollar Shares. (For more complete descriptions of the various costs and expenses, see "Management of the Fund" in this Prospectus and the Statement of Additional Information and the financial statements and related notes contained in the Statement of Additional Information.) For the fiscal year ended November 30, 1995, absent fee waivers, management and administration fees would each have been .175% of the Fund's average daily net assets. The investment adviser and administrators have agreed to waive the advisory and administration fees otherwise payable to them and to reimburse the Fund for its operating expenses to the extent necessary to ensure that the operating expense ratio for the Fund (excluding fees paid to Service Organizations pursuant to Servicing Agreements) does not exceed .27% of the Fund's average daily net assets. These waivers may be terminated upon 120-days' written notice to the Fund. Absent such fee waivers and expense reimbursements for such period, the estimated "Total Fund Operating Expenses" for MuniFund shares and Dollar Shares would have been .41% and .66%, respectively, of the average daily net assets of the MuniFund portfolio. The foregoing table has not been audited by the Fund's independent accountants.

                              FINANCIAL HIGHLIGHTS


     The following financial highlights for MuniFund Shares and Dollar Shares have been derived from the financial statements of the Fund for the fiscal year ended November 30, 1995, and for each of the nine preceding fiscal years. The financial highlights for the fiscal years set forth below have been audited by KPMG Peat Marwick LLP, independent accountants whose report on the financial statements and financial highlights (for the most recent five years) of the Fund is included in the Statement of Additional Information. The tables should be read in conjunction with the financial statements and related notes included in the Statement of Additional Information. Further information about the performance of the Fund is available in the annual report to shareholders, which may be obtained without charge by calling 800-821-7432.


                                MUNIFUND SHARES
                              FINANCIAL HIGHLIGHTS
                (For a Share Outstanding Throughout Each Period)

                                                                    YEAR ENDED NOVEMBER 30,
                                  --------------------------------------------------------------------------------------------
                                    1995        1994          1993           1992          1991          1990          1989
                                  --------    --------     ----------     ----------     ---------     --------     ----------
Net asset value, beginning
  of period...................... $   1.00    $   1.00     $     1.00     $     1.00     $    1.00     $   1.00     $     1.00
                                  --------    --------     ----------     ----------     ---------     --------     ----------
Income from investment
  operations:
Net investment income............    .0360       0.255          .0224          .0285         .0437        .0562          .0602
                                  --------    --------     ----------     ----------     ---------     --------     ----------
Less distributions:
Dividends to shareholders from
  net investment income..........   (.0360)     (.0255)        (.0224)        (.0285)       (.0437)      (.0562)        (.0602)
                                  --------    --------     ----------     ----------     ---------     --------     ----------
Net asset value, end of period... $   1.00    $   1.00     $     1.00     $     1.00     $    1.00     $   1.00     $     1.00
                                  ========    ========      =========      =========     =========     ========      =========
Total return.....................     3.66%       2.58%          2.27%          2.89%         4.46%        5.77%          6.19%
Ratios/Supplemental data:
Net assets, end of period
  (000s).........................  720,318     687,895      1,019,749      1,006,324     1,060,468      988,069      1,075,732
Ratio of expenses to average
  daily
  net assets1....................      .27%        .26%           .25%           .30%          .30%         .30%           .30%
Ratio of net investment income to
  average daily net assets.......     3.59%       2.53%          2.24%          2.86%         4.40%        5.62%          6.01%


                                    1988(2)        1987(2)        1986(2)
                                   ----------     ----------     ----------
Net asset value, beginning
  of period......................  $     1.00     $     1.00     $     1.00
                                   ----------     ----------     ----------
Income from investment
  operations:
Net investment income............       .0494          .0431          .0454
                                   ----------     ----------     ----------
Less distributions:
Dividends to shareholders from
  net investment income..........      (.0494)        (.0431)        (.0454)
                                   ----------     ----------     ----------
Net asset value, end of period...  $     1.00     $     1.00     $     1.00
                                    =========      =========      =========
Total return.....................        5.21%          4.50%          4.63%
Ratios/Supplemental data:
Net assets, end of period
  (000s).........................   1,662,051      2,163,284      2,237,218
Ratio of expenses to average
  daily
  net assets1....................         .29%           .30%           .36%
Ratio of net investment income to
  average daily net assets.......        4.91%          4.31%          4.49%


------------

(1) Without the waiver of advisory and administration fees, the ratios of expenses to average daily net assets would have been 0.41%, 0.41%, 0.41%, 0.41%, 0.41%, 0.42%, 0.40%, 0.38%, 0.36% and 0.38% for the years ended
    November 30, 1995, 1994, 1993, 1992, 1991, 1990, 1989, 1988, 1987 and 1986,
    respectively.



(2) Total return data has not been audited.

                             MUNIFUND DOLLAR SHARES
                              FINANCIAL HIGHLIGHTS
                (For a Share Outstanding Throughout Each Period)


                                                               YEAR ENDED NOVEMBER 30,
                     ------------------------------------------------------------------------------------------------------------
                                                                                                                  JANUARY 17,
                                                                                                                   1986(2,4)
                                                                                                                       TO
                      1995      1994      1993      1992      1991      1990      1989     1988(4)   1987(4)   NOVEMBER 30, 1986
                     -------   -------   -------   -------   -------   -------   -------   -------   -------   ------------------
Net asset value,
  beginning of
  period...........  $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00        $   1.00
                     -------   -------   -------   -------   -------   -------   -------   -------   -------         -------
Income from
  investment
  operations:
Net investment
  income...........    .0335     .0230     .0199     .0260     .0412     .0537     .0577     .0469     .0406           .0360
                     -------   -------   -------   -------   -------   -------   -------   -------   -------         -------
Less distributions:
Dividends to
  shareholders from
  net investment
  income...........   (.0335)   (.0230)   (.0199)   (.0260)   (.0412)   (.0537)   (.0577)   (.0469)   (.0406)         (.0360)
                     -------   -------   -------   -------   -------   -------   -------   -------   -------         -------
Net asset value,
  end of period....  $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00        $   1.00
                     =======   =======   =======   =======   =======   =======   =======   =======   =======   ====================
Total return.......     3.41%     2.33%     2.02%     2.64%     4.21%     5.52%     5.94%     4.96%     4.25%           4.38%(3)
Ratios/Supplemental
  data:
Net assets, end
  of period
  (000s)...........    6,474     2,785     6,783     1,414    26,418     2,187    10,680    18,243    21,333             618
Ratio of expenses
  to average daily
  net assets(1)....      .52%      .51%      .50%      .55%      .55%      .55%      .55%      .54%      .55%            .61%(3)
Ratio of net
  investment income
  to average daily
  net assets.......     3.34%     2.28%     1.99%     2.61%     4.15%     5.37%     5.76%     4.66%     4.06%           4.19%(3)


------------

(1) Without the waiver of advisory and administration fees, the ratios of expenses to average daily net assets would have been 0.66%, 0.66%, 0.66%, 0.66%, 0.66%, 0.67%, 0.65%, 0.63%, 0.61% and 0.63% (annualized) for the years ended November 30, 1995, 1994, 1993, 1992, 1991, 1990, 1989, 1988,
    1987 and for the period ended November 30, 1986, respectively.


(2) First issuance of Dollar Shares.

(3) Annualized.

(4) Total return data has not been audited.

                       INVESTMENT OBJECTIVE AND POLICIES

IN GENERAL

     The Fund's investment objective is to provide investors with as high a level of current interest income exempt from federal income tax as is consistent with relative stability of principal. There can be no assurance that the Fund will achieve its investment objective. The Fund is a money market fund that is subject to the quality, diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act") and other rules of the Securities and Exchange Commission (the "SEC").

     In pursuing its investment objective, the Fund invests substantially all of its assets in a diversified portfolio of short-term tax-exempt obligations issued by or on behalf of states, territories, and possessions of the United States, the District of Columbia, and their respective authorities, agencies, instrumentalities, and political subdivisions and tax-exempt derivative securities such as tender option bonds, participations, beneficial interests in trusts and partnership interests (collectively, "Municipal Obligations"). The Fund will not knowingly purchase securities the interest on which is subject to federal income tax. (See, however, "Taxes" below concerning treatment of exempt-interest dividends paid by the Fund for purposes of the federal alternative minimum tax applicable to particular classes of investors.)

     Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance, and opinions relating to the validity of and the tax-exempt status of payments received by the Fund from tax-exempt derivative securities are rendered by counsel to the respective sponsors of such securities. The Fund and its investment adviser will rely on such opinions and will not review independently the underlying proceedings relating to the issuance of Municipal Obligations, the creation of any tax-exempt derivative securities, or the bases for such opinions.

     The Fund will purchase only Municipal Obligations which are "First Tier Eligible Securities" (as defined by the SEC) and which present minimal credit risks as determined by the Fund's investment adviser pursuant to guidelines approved by the Company's Board of Trustees. First Tier Eligible Securities consist of (i) securities that either (a) have short-term debt ratings at the time of purchase within the highest rating category assigned by at least two unaffiliated nationally recognized statistical rating organizations ("Rating Agencies") (or one Rating Agency if the security was rated by only one Rating Agency), or (b) are issued by issuers with such ratings, and (ii) certain securities that are unrated (including securities of issuers that have long-term but not short-term ratings) but are of comparable quality as determined by the Fund's investment adviser pursuant to guidelines approved by the Company's Board of Trustees. The Appendix to the Statement of Additional Information includes a description of applicable ratings by Rating Agencies.

     Except during periods of unusual market conditions or during temporary defensive periods, the Fund will invest substantially all, but in no event less than 80%, of its total assets in Municipal Obligations with remaining maturities of 397 days (thirteen months) or less as determined in accordance with the SEC rules. The Fund may hold uninvested cash reserves pending investment, during temporary defensive periods or if, in the opinion of the Fund's investment adviser, suitable tax exempt obligations are unavailable. There is no percentage limitation on the amount of assets which may be held uninvested. Uninvested cash reserves will not earn income.

     Except for the investment limitations enumerated below, the Fund's investment objective and the policies described above are not fundamental and may be changed by the Company's Board of Trustees without the affirmative vote of the holders of a majority of the Fund's outstanding shares. If there is a change in the investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. (A complete list of the investment limitations that cannot be changed without a vote of shareholders is contained in the Statement of Additional Information under "Investment Objectives and Policies.")

The Fund may not:

          1. Purchase any securities other than Municipal Obligations and put options with respect to such obligations.

          2. Purchase the securities of any issuer if as a result more than 5% of the value of the Fund's assets would be invested in the securities of such issuer except that up to 25% of the value of the Fund's assets may be invested without regard to this 5% limitation.

          3. Borrow money except from banks for temporary purposes and then in amounts not in excess of 10% of the value of the Fund's assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's assets at the time of such borrowing. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Fund's portfolio by enabling the Fund to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.)

          4. Knowingly invest more than 10% of the value of the Fund's assets in securities with legal or contractual restrictions on resale.

     In addition, without the affirmative vote of the holders of a majority of the Fund's outstanding shares, the Fund may not change its policy of investing at least 80% of its total assets in obligations the interest on which is exempt from federal income tax (except during periods of unusual market conditions or during temporary defensive periods). Securities issued or guaranteed by the U.S. Government, its agencies, or instrumentalities (including securities backed by the full faith and credit of the United States) are not deemed to be subject to the second investment limitation above.

     If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value of the Fund's portfolio securities will not constitute a violation of such limitation.

TYPES OF MUNICIPAL OBLIGATIONS

     The two principal classifications of Municipal Obligations which may be held by the Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

     The Fund's portfolio may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

OTHER INVESTMENT PRACTICES

     Municipal Obligations purchased by the Fund may include variable rate demand notes. Such notes are frequently not rated by credit rating agencies, but unrated notes purchased by the Fund will be determined by the Fund's investment adviser to be of comparable quality at the time of purchase to rated instruments purchasable by the Fund. Where necessary to ensure that a note is a First Tier Eligible Security, the Fund will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee, or commitment to lend. While there may be no active secondary market with respect to a particular variable rate demand note purchased by the Fund, the Fund may, upon the notice specified in the note, demand payment of the principal of the note at any time or during specified periods not exceeding thirteen months depending upon the instrument involved, and may resell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for the Fund to dispose of a variable rate demand note if the issuer were to default on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for this or other reasons, suffer a loss to the extent of the default. While, in general, the Fund will invest only in securities that mature within thirteen months of purchase, the Fund may invest in variable rate demand notes which have nominal maturities in excess of thirteen months, if such instruments carry demand features that comply with conditions established by the SEC.

     The Fund may also purchase Municipal Obligations on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. The Fund will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. The Fund expects that commitments to purchase when-issued securities will not exceed 25% of the value of its total assets absent unusual market conditions. The Fund does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective.

     In addition, the Fund may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a dealer would agree to purchase at the Fund's option specified Municipal Obligations at a specified price. The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

     Although the Fund may invest more than 25% of its net assets in (i) Municipal Obligations whose issuers are in the same state, (ii) Municipal Obligations the interest on which is paid solely from revenues of similar projects, and (iii) private activity bonds, it does not presently intend to do so on a regular basis. To the extent the Fund's assets are concentrated in Municipal Obligations that are payable from the revenues of similar projects, are issued by issuers located in the same state, or are concentrated in private activity bonds, the Fund will be subject to the peculiar risks presented by the laws and economic conditions relating to such states, projects, and bonds to a greater extent than it would be if its assets were not so concentrated.

     The Fund will not knowingly invest more than 10% of the value of its total net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation. The Fund's investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Trustees. (See "Investment Objectives and Policies--Illiquid Securities" in the Statement of Additional Information.)

     The Fund may purchase securities which are not registered under the Securities Act of 1933 (the "1933 Act") but which can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the Board of Trustees or the adviser, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a portfolio during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

     The value of the Fund's portfolio securities can be expected to vary inversely with changes in prevailing interest rates.

                       PURCHASE AND REDEMPTION OF SHARES

PURCHASE PROCEDURES


     Fund shares are sold at the net asset value per share next determined after receipt of a purchase order by PFPC, the Fund's transfer agent. Purchase orders for shares are accepted only on days on which both the New York Stock Exchange and the Federal Reserve Bank of Philadelphia are open for business (a "Business Day") and must be transmitted to PFPC in Wilmington, Delaware by telephone (800-441-7450; in Delaware: 302-791-5350) or through the Fund's computer access program. Orders received before 12:00 noon, Eastern time, for which payment has been received by PNC Bank, the Fund's custodian, will be executed at 12:00 noon. Orders received after 12:00 noon and before 2:30 P.M., Eastern time (or orders received earlier in the same day for which payment has not been received by 12:00 noon), will be executed at 4:00 P.M., Eastern time, if payment has been received by PNC Bank by that time. Orders received at other times, and orders for which payment has not been received by 4:00 P.M., Eastern time, will not be accepted, and notice thereof will be given to the institution placing the order.

(Payment for orders which are not received or accepted will be returned after prompt inquiry to the sending institution.) The Fund may in its discretion reject any order for shares.


     Payment for Fund shares may be made only in federal funds or other funds immediately available to PNC Bank. The minimum initial investment by an institution is $3 million for MuniFund and $5,000 for Dollar Shares, however, broker-dealers and other institutional investors may set a higher minimum for their customers. There is no minimum subsequent investment. The Fund, at its discretion, may reduce the minimum initial investment for MuniFund Shares for specific institutions whose aggregate relationship with the Provident Institutional Fund is substantially equivalent to this $3 million minimum and warrants this reduction.



     Conflict of interest restrictions may apply to an institution's receipt of compensation paid by the Fund in connection with the investment of fiduciary funds in Dollar Shares. (See also "Management of the Fund--Service Organizations.") Institutions, including banks regulated by the Comptroller of the Currency, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, should consult their legal advisors before investing fiduciary funds in Dollar Shares. (See also "Management of the Fund--Banking Laws.")


REDEMPTION PROCEDURES

     Redemption orders must be transmitted to PFPC in Wilmington, Delaware in the manner described under "Purchase Procedures." Shares are redeemed at the net asset value per share next determined after PFPC's receipt of the redemption order. While the Fund intends to use its best efforts to maintain its net asset value per share at $1.00, the proceeds paid to a shareholder upon redemption may be more or less than the amount invested depending upon a share's net asset value at the time of redemption.


     Payment for redeemed shares for which a redemption order is received by PFPC before 12:00 noon, Eastern time, on a Business Day is normally made in federal funds wired to the redeeming shareholder on the same day. Payment for redemption orders which are received between 12:00 noon and 4:00 P.M., Eastern time, or on a day when PNC Bank is closed, is normally wired in federal funds on the next day following redemption that PNC Bank is open for business.



     The Fund shall have the right to redeem shares in any account if the value of the account is less than $1,000 after sixty-days' prior written notice to the shareholder. Any such redemption shall be effected at the net asset value per share next determined after the redemption order is entered. If during the sixty-day period the shareholder increases the value of its account to $1,000 or more, no such redemption shall take place. Moreover, if a shareholder's MuniFund Shares account falls below an average of $100,000 in any particular calendar month, the account may be charged an account maintenance fee with respect to that month. In addition, the Fund may also redeem shares involuntarily or suspend the right of redemption or under certain special circumstances described in the Statement of Additional Information under "Additional Purchase and Redemption Information."


OTHER MATTERS


     The Fund's net asset value per share for purposes of pricing purchase and redemption orders is determined by PIMC as of 12:00 noon and 4:00 P.M., Eastern time, on each day on which both the Federal Reserve Bank of Philadelphia and the New York Stock Exchange are open for business. Currently, one or both of these institutions are closed on the customary national business holidays of New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Columbus Day (observed), Veteran's Day, Thanksgiving Day and Christmas Day. The net asset value per share of each class of the Fund is calculated by adding the value of all securities and other assets belonging to the Fund, subtracting liabilities attributable to each class, and dividing the result by the total number of the Fund's outstanding shares of each class. In computing net asset value, the Fund uses the amortized cost method of valuation as described in the Statement of Additional Information under "Additional Purchase and Redemption Information." The Fund's net asset value per share for purposes of pricing purchase and redemption orders is determined independently of the net asset values of the shares in the Company's other investment portfolios.



     Fund shares are sold and redeemed without charge by the Fund. Institutional investors purchasing or holding Fund shares for their customers accounts may charge customer fees for cash management and other services provided in connection with their accounts. A customer should, therefore, consider the terms of its account with an institution before purchasing Fund shares. An institution purchasing or redeeming Fund shares on behalf of its customers is responsible for transmitting orders to the Fund in accordance with its customer agreements.


                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES

     The business and affairs of the Fund are managed under the direction of the Company's Board of Trustees. The trustees of the Company are as follows:

          Philip E. Coldwell is an economic consultant and former Member of the Board of Governors of the Federal Reserve System.

          Robert R. Fortune is a financial consultant and former Chairman, President and Chief Executive Officer of Associated Electric & Gas Insurance Services Limited.

          Rodney D. Johnson is President of Fairmount Capital Advisors, Inc.

          G. Willing Pepper, Chairman of the Board and President of the Company, is a retired President of Scott Paper Company.


          Mr. Pepper is considered by the Company to be an "interested person" of the Company as defined in the 1940 Act.


     The other officers of the Company are as follows:

          Edward J. Roach is Vice President and Treasurer of the Company.

          Morgan R. Jones, Secretary of the Company, is a partner of the law firm of Drinker Biddle & Reath, Philadelphia, Pennsylvania.

INVESTMENT ADVISER AND SUB-ADVISER


     PIMC, a wholly-owned subsidiary of PNC Bank, serves as the Fund's investment adviser. PIMC was organized in 1977 by PNC Bank to perform advisory services for investment companies, and has its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809. PNC Bank serves as the Fund's sub-adviser. PNC Bank is one of the largest bank managers of investments for individuals in the United States, and together with its predecessors has been in the business of managing the investments of fiduciary and other accounts since 1847. PNC Bank is a wholly-owned, indirect subsidiary of PNC Bank Corp., and has its principal offices at Broad and Chestnut Streets, Philadelphia, Pennsylvania 19102. PNC Bank Corp. is a multi-bank holding company. PIMC and PNC Bank also serve as adviser and sub-adviser, respectively, to the Company's MuniCash and Intermediate Municipal Fund portfolios.



     PNC Bank Corp., headquartered in Pittsburgh, Pennsylvania, is one of the largest financial service organizations in the United States with banking subsidiaries in Pennsylvania, New Jersey, Delaware, Ohio, Kentucky, Indiana, Massachusetts and Florida. Its major businesses include corporate banking, consumer banking, mortgage banking and asset management.



     PNC Financial Services Group is PNC Bank Corp.'s mutual fund complex, headquartered in Wilmington, Delaware. This group includes PIMC, PFPC, and PNC Bank. In 1973, Provident National Bank (a predecessor to PNC Bank) commenced advising the first institutional money market mutual fund--a U.S. dollar-denominated constant net asset value fund--offered in the United States.



     The PNC Financial Services Group is one of the largest U.S. bank managers of mutual funds with assets currently under management in excess of $30 billion. This group, through PFPC and PFPC International Ltd., is also a leading mutual fund service provider having contractual relationships with approximately 370 mutual funds with 3.5 million shareholders and in excess of $101 billion in assets, including some $2 billion in non-U.S. assets. This group, through its PNC Institutional Investment Service, provides investment research to some 250 financial institutions located in the United States and abroad. PNC Bank provides custodial services for approximately $210 billion in assets, including approximately $160 billion in mutual fund assets.



     As adviser, PIMC manages the Fund's portfolio and is responsible for all purchases and sales of the Fund's portfolio securities. PIMC also maintains certain of the Fund's financial accounts and records and computes the Fund's net asset value and net income. For the advisory services provided and expenses assumed by it, PIMC is entitled to receive a fee, computed daily and payable monthly, based on the Fund's average daily net assets. PIMC and the administrators may from time to time reduce the advisory and administration fees otherwise payable to them or may reimburse the Fund for its operating expenses. Any fees waived or expenses reimbursed by PIMC and the administrators with respect to a particular fiscal year are not recoverable. For the fiscal year ended November 30, 1995, the Fund paid investment advisory fees aggregating
 .105% (net of waivers of .070%) of the Fund's average daily net assets.



     As sub-adviser, PNC Bank provides research, credit analysis and recommendations with respect to the Fund's investments, and supplies PIMC with certain computer facilities, personnel and other services. For its sub-advisory services, PNC Bank is entitled to receive from PIMC an amount equal to 75% of the advisory fee paid by the Fund to PIMC (subject to adjustment in certain circumstances). The sub-advisory fees paid by PIMC to PNC Bank have no effect on the advisory fees payable by the Fund to PIMC. PNC Bank also serves as the Fund's custodian. The services provided by PNC Bank and PIMC and the fees payable by the Fund for these services are described further in the Statement of Additional Information under "Management of the Fund."

ADMINISTRATORS


     PFPC, whose principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809, and PDI, whose principal business address is 259 Radnor-Chester Road, Suite 120, Radnor, Pennsylvania 19087, serve as administrators. PFPC is an indirect wholly-owned subsidiary of PNC Bank Corp. A majority of the outstanding stock of PDI is owned by its officers. The administrative services provided by the administrators, which are described more fully in the Statement of Additional Information, include providing and supervising the operation of an automated data processing system to process purchase and redemption orders; assisting in maintaining the Fund's Wilmington, Delaware office; performing administrative services in connection with the Fund's computer access program maintained to facilitate shareholder access to the Fund; accumulating information for and coordinating the preparation of reports to the Fund's shareholders and the SEC; and maintaining the registration or qualification of the Fund's shares for sale under state securities laws. PFPC and PDI are each responsible for carrying out the duties undertaken pursuant to the Administration Agreement with the Fund.



     For their administrative services, the administrators are entitled jointly to receive a fee, computed daily and payable monthly. (For information regarding the administrators' waivers and expense reimbursements, see "Investment Adviser and Sub-Adviser" above.) The Fund also reimburses each administrator for its reasonable out-of-pocket expenses incurred in connection with the Fund's computer access program. For the fiscal year ended November 30, 1995, the Fund paid administration fees aggregating .105% (net of waivers of .070%) of its average daily net assets.



     PFPC also serves as transfer agent, registrar and dividend disbursing agent. PFPC's address is P.O. Box 8950, Wilmington, Delaware 19885-9628. The services provided by PFPC and PDI and the fees payable by the Fund for these services are described further in the Statement of Additional Information under "Management of the Funds."


DISTRIBUTOR

     PDI serves as distributor of the Fund's shares. Its principal offices are located at 259 Radnor-Chester Road, Suite 120, Radnor, Pennsylvania 19087. Fund shares are sold on a continuous basis by the distributor as agent. The distributor pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Fund (excluding preparation and printing expenses necessary for the continued registration of the Fund's shares) and of printing and distributing all sales literature. No compensation is payable by the Fund to the distributor for its distribution services.

SERVICE ORGANIZATIONS


     Institutional investors, such as banks, savings and loan associations and other financial institutions, including affiliates of PNC Bank Corp. ("Service Organizations"), may purchase Dollar Shares. Dollar Shares are identical in all respects to MuniFund Shares except that they bear the service fees described below and enjoy certain exclusive voting rights on matters relating to these fees. The Fund will enter into an agreement with each Service Organization which purchases Dollar Shares requiring it to provide support services to its customers who are the beneficial owners of such shares in consideration of the Fund's payment of .25% (on an annualized basis) of the average daily net asset value of the Dollar Shares held by the Service Organization for the benefit of customers. Such services, which are described more fully in the

Statement of Additional Information under "Management of the Funds--Service Organizations," include aggregating and processing purchase and redemption requests from customers and placing net purchase and redemption orders with PFPC; processing dividend payments from the Fund on behalf of customers; providing information periodically to customers showing their positions in Dollar Shares; and providing sub-accounting or the information necessary for sub-accounting with respect to Dollar Shares beneficially owned by customers. Under the terms of the agreements, Service Organizations are required to provide to their customers a schedule of any fees that they may charge to the customers in connection with their investments in Dollar Shares. MuniFund Shares are sold to institutions that have not entered into servicing agreements with the Fund in connection with their investments.


EXPENSES


     Except as noted above and in the Statement of Additional Information, the Fund's service contractors bear all expenses in connection with the performance of their services. Similarly, the Fund bears the expenses incurred in its operations. For the fiscal year ended November 30, 1995, the Fund's total expenses for MuniFund Shares and Dollar Shares were .27% and .52% of the average daily net assets (net of fee waivers of .14% and .14%, respectively). With regard to fees paid exclusively by Dollar Shares, see "Service Organizations" above.


BANKING LAWS


     Banking laws and regulations presently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company engaged continuously in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling or distributing securities such as Fund shares. Such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, transfer agent or custodian to such an investment company, or from purchasing shares of such a company for or upon the order of customers. PNC Bank, PIMC and PFPC, as well as some Service Organizations, are subject to such banking laws and regulations, but believe they may perform the services for the Fund contemplated by their respective agreements, this Prospectus and the Statement of Additional Information without violating applicable banking laws or regulations.



     Should future legislative, judicial or administrative action prohibit or restrict the activities of bank Service Organizations in connection with the provision of support services to their customers, the Fund might be required to alter or discontinue its arrangements with Service Organizations and change its method of operations with respect to Dollar Shares. It is not anticipated, however, that any change in the Fund's method of operations would affect its net asset value per share or result in a financial loss to any customer.


                                   DIVIDENDS


     Shareholders of the Fund are entitled to dividends and distributions arising only from the net investment income and capital gains, if any, earned on investments held by the Fund. The Fund's net investment income is declared daily as a dividend to shareholders of record at the close of business on the day of declaration. Shares begin accruing dividends on the day the purchase order for the shares is executed and continue to accrue dividends through the day before such shares are redeemed. Dividends are paid monthly by check, or by wire transfer if requested in writing by the shareholder, within five business days after the end of the month or within five business days after a redemption of all of a shareholder's shares of a particular class. The Fund does not expect to realize net long-term capital gains.



     Dividends are determined in the same manner for each class of shares of the Fund. Dollar Shares bear all the expense of fees paid to Service Organizations and as a result, at any given time, the net yield on Dollar Shares will be approximately .25% lower than the net yield on MuniFund Shares.


     Institutional shareholders may elect to have their dividends reinvested in additional full and fractional shares of the same class of shares with respect to which such dividends are declared at the net asset value of such shares on the payment date. Reinvested dividends receive the same tax treatment as dividends paid in cash. Such election, or any revocation thereof, must be made in writing to PFPC at P.O. Box 8950, Wilmington, Delaware 19899, and will become effective after its receipt by PFPC with respect to dividends paid.

     PFPC, as transfer agent, will send each Fund shareholder or its authorized representative an annual statement designating the amount, if any, of any dividends and distributions made during each year and their federal tax qualification.


                                     TAXES



     The Fund qualified in its last taxable year and intends to qualify in future years as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). A regulated investment company is generally exempt from federal income tax on amounts distributed to its shareholders.



     Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that the Fund distribute to its shareholders at least the sum of 90% of its exempt-interest income net of certain deductions and 90% of its investment company taxable income for such year. Dividends derived from exempt-interest income may be treated by the Fund's shareholders as items of interest excludable from their gross income under
Section 103(a) of the Code, unless under the circumstances applicable to the particular shareholder the exclusion would be disallowed. (See the Statement of Additional Information under "Additional Information Concerning Taxes.")



     If the Fund should hold certain private activity bonds issued after August 7, 1986, shareholders must include, as an item of tax preference, the portion of dividends paid by the Fund that is attributable to interest on such bonds in their federal alternative minimum taxable income for purposes of determining liability (if any) for the 26-28% alternative minimum tax applicable to individuals and the 20% alternative minimum tax and the environmental tax applicable to corporations. Corporate shareholders must also take all exempt-interest dividends into account in determining certain adjustments for federal alternative minimum and environmental tax purposes. The environmental tax applicable to corporations is imposed at the rate of .12% on the excess of the corporation's modified federal alternative minimum taxable income over $2,000,000. Shareholders receiving Social Security benefits should note that all exempt-interest dividends will be taken into account in determining the taxability of such benefits.

     To the extent, if any, dividends paid to shareholders are derived from taxable income or from long-term or short-term capital gains, such dividends will not be exempt from federal income tax, whether such dividends are paid in the form of cash or additional shares, and may also be subject to state and local taxes. Under state or local law, the Fund's distributions of net investment income may be taxable to investors as dividend income even though a substantial portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.



     Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by the shareholders and paid by the Fund on December 31 of such year provided that such dividends are actually paid during January of the following year.



     The foregoing discussion is only a brief summary of some of the important federal tax considerations generally affecting the Fund and its shareholders. No attempt is made to present a detailed explanation of the federal, state or local income tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Fund should consult their tax advisors with specific reference to their own tax situation.


                                     YIELDS


     From time to time, the "yields", "effective yields", and "tax-equivalent yields" for MuniFund Shares and Dollar Shares may be quoted in advertisements or in reports to shareholders. Yield quotations are computed separately for MuniFund Shares and Dollar Shares. The "yield" for a particular class or sub-class of Fund shares refers to the income generated by an investment in the shares over a specified period (such as a seven-day period). This income is then "annualized"; that is, the amount of income generated by the investment during that period is assumed to be generated for each such period over a 52-week or one-year period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in a particular class or sub-class is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The "tax-equivalent yield" demonstrates the level of taxable yield necessary to produce an after-tax yield equivalent to the Fund's tax-free yield for MuniFund Shares and Dollar Shares. It is calculated by increasing the yield (calculated as above) by the amount necessary to reflect the payment of federal taxes at a stated rate. The "tax-equivalent yield" will always be higher than the "yield".


     The Fund's yields may be compared to those of other mutual funds with similar objectives, to bond or other relevant indices, or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds, or to the average yields reported by the Bank Rate Monitor from money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas. For example, such data are reported in national financial publications such as IBC/Donoghue's Money Fund Report(R), Ibbotson Associates of Chicago, The Wall Street Journal and The New York Times, reports prepared by Lipper Analytical Services, Inc., and publications of a local or regional nature.

     The Fund's yield figures for MuniFund Shares and Dollar Shares represent the Fund's past performances, will fluctuate, and should not be considered as representative of future results. The yield of any investment is generally a function of portfolio quality and maturity, type of investment, and operating expenses. Any fees charged by Service Organizations or other institutional investors directly to their customers in connection with investments in Fund shares are not reflected in the Fund's yields; and, such fees, if charged, would reduce the actual return received by customers on their investments. The methods used to compute the Fund's yields are described in more detail in the Statement of Additional Information. Investors may call (800) 821-6006 (MuniFund Shares code: 50; Dollar Shares code: 59) to obtain current yield information.



                    DESCRIPTION OF SHARES AND MISCELLANEOUS


     The Company was organized as a Maryland corporation in 1979 under the name Municipal Fund for Temporary Investment, Inc. and was reorganized into a Pennsylvania trust effective June 1, 1981. The Fund commenced operations on February 4, 1980.

     The Company's Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest in the Company and to classify or reclassify any unissued shares into one or more classes of shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of six classes of shares designated as MuniFund, MuniFund Dollar, MuniCash, MuniCash Dollar, Intermediate Municipal and Intermediate Municipal Dollar. The Declaration of Trust further authorizes the trustees to classify or reclassify any class of shares into one or more sub-classes.

     THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN RELATE PRIMARILY TO THE FUND AND DESCRIBE ONLY THE INVESTMENT OBJECTIVE AND POLICIES, OPERATIONS, CONTRACTS, AND OTHER MATTERS RELATING TO THE FUND. INVESTORS WISHING TO OBTAIN SIMILAR INFORMATION REGARDING MUNICASH OR INTERMEDIATE MUNICIPAL FUND MAY OBTAIN SEPARATE PROSPECTUSES DESCRIBING THOSE PORTFOLIOS BY CALLING THE DISTRIBUTOR AT 800-998-7633.

     The Company does not intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Company will call a meeting of shareholders for the purpose of voting upon the question of removal of a member of the Board of Trustees upon written request of shareholders owning at least 10% of the outstanding shares of the Company entitled to vote.


     Each Fund Share represents an equal proportionate interest in the assets belonging to the Fund. Each share is without par value and has no preemptive or conversion rights. When issued for payment as described in this Prospectus, shares will be fully paid and non-assessable.



     Holders of the Company's MuniFund Shares and Dollar Shares will vote in the aggregate and not by class on all matters, except where otherwise required by law and except that only Dollar Shares will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Fund's arrangements with Service Organizations. Further, shareholders of all of the Company's portfolios will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. (See the Statement of Additional Information under

"Additional Description Concerning Fund Shares" for examples where the 1940 Act requires voting by portfolio.) Shareholders of the Company are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of the Company may elect all of the trustees.

     For information concerning the redemption of Fund shares and possible restrictions on their transferability, see "Purchase and Redemption of Shares."

     As stated above, the Company is organized as a trust under the laws of the Commonwealth of Pennsylvania. Shareholders of such a trust may, under certain circumstances, be held personally liable (as if they were partners) for the obligations of the trust. The Company's Declaration of Trust provides for indemnification out of the trust property of any shareholder of the Fund held personally liable solely by reason of being or having been a shareholder and not because of any acts or omissions or some other reason.

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

--------------------------------------------------------------------------------
       NO PERSON HAS BEEN AUTHORIZED
       TO GIVE ANY INFORMATION OR TO
       MAKE ANY REPRESENTATIONS NOT
       CONTAINED IN THIS PROSPECTUS
       OR IN THE FUND'S STATEMENT OF
       ADDITIONAL INFORMATION
       INCORPORATED HEREIN BY
       REFERENCE, IN CONNECTION WITH
       THE OFFERING MADE BY THIS
       PROSPECTUS; AND, IF GIVEN OR
       MADE, SUCH INFORMATION OR
       REPRESENTATIONS MUST NOT BE
       RELIED UPON AS HAVING BEEN
       AUTHORIZED BY THE COMPANY OR
       ITS DISTRIBUTOR. THIS
       PROSPECTUS DOES NOT
       CONSTITUTE AN OFFERING BY THE
       COMPANY OR BY THE DISTRIBUTOR
       IN ANY JURISDICTION IN WHICH
       SUCH OFFERING MAY NOT
       LAWFULLY BE MADE.

     ---------------------------------------------------------------------------
             TABLE OF CONTENTS


                                         PAGE
                                        ------
         Background and Expense
           Information..................      2
         Financial Highlights...........      3
         Investment Objective and
           Policies.....................      5
         Purchase and Redemption of
           Shares.......................      8
         Management of the Fund.........     10
         Dividends......................     13
         Taxes..........................     14
         Yields.........................     15
         Description of Shares and
           Miscellaneous................     16


       PIF-P-009

--------------------------------------------------------------------------------
                                                       MUNIFUND
                                                AN INVESTMENT PORTFOLIO
                                                      OFFERED BY
                                                  MUNICIPAL FUND FOR
                                                 TEMPORARY INVESTMENT
                                                         LOGO

                                                      PROSPECTUS


                                                    March 30, 1996

                    MUNICIPAL FUND FOR TEMPORARY INVESTMENT
                            (MuniFund Dollar Shares)

                             Cross Reference Sheet

Form N-1A Item                                                                       Prospectus Caption
--------------                                                                       ------------------
1.       Cover Page . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      Cover Page

2.       Synopsis   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      Background and Expense Information

3.       Condensed Financial
           Information  . . . . . . . . . . . . . . . . . . . . . . . . . . . .      Financial Highlights; Yields

4.       General Description of
           Registrant . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      Cover Page; Financial
                                                                                     Highlights; Investment Objective and Policies;
                                                                                     Description of Shares and Miscellaneous

5.       Management of the Fund . . . . . . . . . . . . . . . . . . . . . . . .      Management of the Fund; Dividends

6.       Capital Stock and Other
           Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      Cover Page; Financial
                                                                                     Highlights; Dividends; Taxes; Description of
                                                                                     Shares and Miscellaneous

7.       Purchase of Securities Being
           Offered  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      Management of the Fund; Purchase and Redemption
                                                                                     of Shares

8.       Redemption or Repurchase . . . . . . . . . . . . . . . . . . . . . . .      Purchase and Redemption of Shares

9.       Pending Legal Proceedings  . . . . . . . . . . . . . . . . . . . . . .      Inapplicable

                                    MuniFund
                                 Dollar Shares
                       An Investment Portfolio Offered by
                    MUNICIPAL FUND FOR TEMPORARY INVESTMENT

400 Bellevue Parkway                               For purchase and redemption orders only call:
Suite 100                                          800-441-7450 (in Delaware: 302-791-5350).
Wilmington, DE 19809                               For yield information call: 800-821-6006
                                                   (Dollar Shares code: 59).
                                                   For other information call: 800-821-7432.

     Municipal Fund for Temporary Investment (the "Company") is a no-load, diversified, open-end investment company that currently offers shares in three separate investment portfolios. This Prospectus offers one class of shares ("Dollar Shares") in the MuniFund portfolio, a money market portfolio (the "Fund"). The Fund's investment objective is to provide institutions with as high a level of current interest income exempt from federal income taxes as is consistent with relative stability of principal. The Fund invests substantially all of its assets in short-term tax-exempt obligations issued by state and local governments.
                            ------------------------

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED,
   ENDORSED, OR OTHERWISE SUPPORTED BY PNC BANK CORP. OR ITS AFFILIATES, OR
     THE U.S. GOVERNMENT, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL
       DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY
         OTHER AGENCY. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT
           RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THERE
             CAN BE NO ASSURANCE THAT IT WILL BE ABLE TO MAINTAIN
                    ITS NET ASSET VALUE OF $1.00 PER SHARE.

                            ------------------------
     PNC Institutional Management Corporation ("PIMC") and PNC Bank, National Association ("PNC Bank") serve as the Fund's adviser and sub-adviser, respectively. PFPC Inc. ("PFPC") and Provident Distributors, Inc. ("PDI") serve as the Fund's administrators. PDI also serves as the Fund's distributor. Dollar Shares are sold exclusively to and must be purchased through Service Organizations. Service Organizations provide various shareholder services to their customers in connection with their investment in Dollar Shares. (See "Management of the Fund--Service Organizations.")


     This Prospectus briefly sets forth certain information about the Fund that investors should know before investing. Investors are advised to read this Prospectus and retain it for future reference. Additional information about the Fund, contained in a Statement of Additional Information currently dated March 30, 1996, has been filed with the Securities and Exchange Commission and is available to investors without charge by calling the Fund at 800-821-7432. The Statement of Additional Information, as amended from time to time, is incorporated in its entirety by reference into this Prospectus.

                            ------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
   SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
     NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE
       SECURITIES COMMISSION PASSED UPON THE ACCURACY
         OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            ------------------------

                                 March 30, 1996

                       BACKGROUND AND EXPENSE INFORMATION

     Two classes of shares are offered by the Fund: MuniFund shares and Dollar shares. Shares of each class represent equal, pro rata interests in the Fund and accrue daily dividends in the same manner except that the Dollar Shares bear fees payable by the Fund (at the rate of .25% per annum) to Service Organizations for administrative support services they provide to the beneficial owners of such shares. (See "Management of the Fund--Service Organizations.")

                        EXPENSE SUMMARY--MUNIFUND DOLLAR

                                                                                      DOLLAR
                                                                                      SHARES
                                                                                    ----------
ESTIMATED ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
     Management Fees (net of waivers)............................................          .10%
     Other Expenses..............................................................          .42%
          Administration Fees (net of waivers)...................................   .10%
          Shareholder Servicing Fees.............................................   .25%
          Miscellaneous..........................................................   .07%
                                                                                    ---    ---
     Total Fund Operating Expenses (net of waivers)..............................          .52%
                                                                                           ===

------------

EXAMPLE                                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                                            ------     -------     -------     --------
You would pay the following expenses on a $1,000
  investment, assuming: (1) a 5% annual return; and (2)
  redemption at the end of each time period with respect
  to Dollar Shares:                                           $5         $17         $29         $ 65

THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATE OF RETURN. ACTUAL EXPENSES AND RATE OF RETURN MAY BE GREATER OR LESSER THAN THOSE SHOWN.


     The purpose of the foregoing table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. In addition, Service Organizations may charge fees for providing services in connection with their customers' investments in Dollar Shares. (For more complete descriptions of the various costs and expenses, see "Management of the Fund" in this Prospectus and the Statement of Additional Information and the financial statements and related notes contained in the Statement of Additional Information.) For the fiscal year ended November 30, 1995, absent fee waivers, management and administration fees would each have been .175% of the Fund's average daily net assets. The investment adviser and administrators have agreed to waive the advisory and administration fees otherwise payable to them and to reimburse the Fund for its operating expenses to the extent necessary to ensure that the operating expense ratio for the Fund (excluding fees paid to Service Organizations pursuant to Servicing Agreements) does not exceed .27% of the Fund's average daily net assets. These waivers may be terminated upon 120-days' written notice to the Fund. Absent such fee waivers and expense reimbursements for such period, the estimated "Total Fund Operating Expenses" for Dollar Shares would have been .66% of the average daily net assets of the MuniFund portfolio. The foregoing table has not been audited by the Fund's independent accountants.

                              FINANCIAL HIGHLIGHTS


     The following financial highlights for MuniFund Shares have been derived from the financial statements of the Fund for the fiscal year ended November 30, 1995, and for each of the nine preceding fiscal years and for MuniFund Dollar Shares for the fiscal year ended November 30, 1995, and for each of the eight preceding fiscal years and the fiscal period ended November 30, 1986 (commencement of operations). The financial highlights for the fiscal years set forth below have been audited by KPMG Peat Marwick LLP, independent accountants whose report on the financial statements and financial highlights (for the most recent five years) of the Fund is included in the Statement of Additional Information. The tables should be read in conjunction with the financial statements and related notes included in the Statement of Additional Information. Further information about the performance of the Fund is available in the annual report to shareholders, which may be obtained without charge by calling 800-821-7432.


                                MUNIFUND SHARES
                              FINANCIAL HIGHLIGHTS
                (For a Share Outstanding Throughout Each Period)

                                                                  YEAR ENDED NOVEMBER 30,
                                     ---------------------------------------------------------------------------------
                                       1995          1994           1993           1992          1991          1990
                                     --------     ----------     ----------     ----------     --------     ----------
Net Asset Value, Beginning of
  Period............................ $   1.00     $     1.00     $     1.00     $     1.00     $   1.00     $     1.00
                                     --------     ----------     ----------     ----------     --------     ----------
Income from Investment Operations:
Net Investment Income...............    .0360          .0255          .0224          .0285        .0437          .0562
                                     --------     ----------     ----------     ----------     --------     ----------
Less Distributions:
Dividends to Shareholders from Net
  Investment Income.................   (.0360)        (.0255)        (.0224)        (.0285)      (.0437)        (.0562)
                                     --------     ----------     ----------     ----------     --------     ----------
Net Asset Value, End of Period...... $   1.00     $     1.00     $     1.00     $     1.00     $   1.00     $     1.00
                                     ========      =========      =========      =========     ========      =========
Total Return........................     3.66%          2.58%          2.27%          2.89%        4.46%          5.77%
Ratios/Supplemental Data:
Net Assets, End of Period (000s)....  720,318        687,895      1,019,749      1,006,324     1,060,468       988,069
Ratio of Expenses to Average Daily
  Net Assets1.......................      .27%           .26%           .25%           .30%         .30%           .30%
Ratio of Net Investment Income to
  Average Daily Net Assets..........     3.59%          2.53%          2.24%          2.86%        4.40%          5.62%


                                         1989          1988(2)        1987(2)        1986(2)
                                      ----------     ----------     ----------     ----------
Net Asset Value, Beginning of
  Period............................  $     1.00     $     1.00     $     1.00     $     1.00
                                      ----------     ----------     ----------     ----------
Income from Investment Operations:
Net Investment Income...............       .0602          .0494          .0431          .0454
                                      ----------     ----------     ----------     ----------
Less Distributions:
Dividends to Shareholders from Net
  Investment Income.................      (.0602)        (.0494)        (.0431)        (.0454)
                                      ----------     ----------     ----------     ----------
Net Asset Value, End of Period......  $     1.00     $     1.00     $     1.00     $     1.00
                                       =========      =========      =========      =========
Total Return........................        6.19%          5.21%          4.50%          4.63%
Ratios/Supplemental Data:
Net Assets, End of Period (000s)....   1,075,732      1,662,051      2,163,284      2,237,218
Ratio of Expenses to Average Daily
  Net Assets1.......................         .30%           .29%           .30%           .36%
Ratio of Net Investment Income to
  Average Daily Net Assets..........        6.01%          4.91%          4.31%          4.49%


------------

(1) Without the waiver of advisory and administration fees, the ratios of expenses to average daily net assets would have been 0.41%, 0.41%, 0.41%, 0.41%, 0.41%, 0.42%, 0.40%, 0.38%, 0.36% and 0.38% for the years ended
    November 30, 1995, 1994, 1993, 1992, 1991, 1990, 1989, 1988, 1987 and 1986,
    respectively.

(2) Total return data has not been audited.

                             MUNIFUND DOLLAR SHARES
                              FINANCIAL HIGHLIGHTS
                (For a Share Outstanding Throughout Each Period)


                                                                    YEAR ENDED NOVEMBER 30,
                              ---------------------------------------------------------------------------------------------------
                                                                                                                  JANUARY 17,
                                                                                                                   1986(2,4)
                                                                                                                       TO
                               1995     1994     1993     1992     1991     1990     1989    1988(4)  1987(4)  NOVEMBER 30, 1986
                              -------  -------  -------  -------  -------  -------  -------  -------  -------  ------------------
Net asset value, beginning of
  period..................... $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00       $   1.00
                              -------  -------  -------  -------  -------  -------  -------  -------  -------        -------
Income from investment
  operations:
Net investment income........   .0335    .0230    .0199    .0260    .0412    .0537    .0577    .0469    .0406          .0360
                              -------  -------  -------  -------  -------  -------  -------  -------  -------        -------
Less distributions:
Dividends to shareholders
  from net investment
  income.....................  (.0335)  (.0230)  (.0199)  (.0260)  (.0412)  (.0537)  (.0577)  (.0469)  (.0406)        (.0360)
                              -------  -------  -------  -------  -------  -------  -------  -------  -------        -------
Net asset value, end of
  period..................... $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00       $   1.00
                              =======  =======  =======  =======  =======  =======  =======  =======  =======  ====================
Total return.................    3.41%    2.33%    2.02%    2.64%    4.21%    5.52%    5.94%    4.96%    4.25%          4.38%(3)
Ratios/Supplemental data:
Net assets, end of
  period (000s)..............   6,474    2,785    6,783    1,414   26,418    2,187   10,680   18,243   21,333            618
Ratio of expenses to average
  daily net assets1..........     .52%     .51%     .50%     .55%     .55%     .55%     .55%     .54%     .55%           .61%(3)
Ratio of net investment
  income to average daily net
  assets.....................    3.34%    2.28%    1.99%    2.61%    4.15%    5.37%    5.76%    4.66%    4.06%          4.19%(3)


------------

(1) Without the waiver of advisory and administration fees, the ratios of expenses to average daily net assets would have been 0.66%, 0.66%, 0.66%, 0.66%, 0.66%, 0.67%, 0.65%, 0.63%, 0.61% and 0.63% (annualized) for the years ended November 30, 1995, 1994, 1993, 1992, 1991, 1990, 1989, 1988,
    1987 and for the period ended November 30, 1986, respectively.


(2) First issuance of Dollar Shares.

(3) Annualized.

(4) Total return data has not been audited.

                       INVESTMENT OBJECTIVE AND POLICIES

IN GENERAL

     The Fund's investment objective is to provide investors with as high a level of current interest income exempt from federal income tax as is consistent with relative stability of principal. There can be no assurance that the Fund will achieve its investment objective. The Fund is a money market fund that is subject to the quality, diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act") and other rules of the Securities and Exchange Commission (the "SEC").

     In pursuing its investment objective, the Fund invests substantially all of its assets in a diversified portfolio of short-term tax-exempt obligations issued by or on behalf of states, territories, and possessions of the United States, the District of Columbia, and their respective authorities, agencies, instrumentalities, and political subdivisions and tax-exempt derivative securities such as tender option bonds, participations, beneficial interests in trusts and partnership interests (collectively, "Municipal Obligations"). The Fund will not knowingly purchase securities the interest on which is subject to federal income tax. (See, however, "Taxes" below concerning treatment of exempt-interest dividends paid by the Fund for purposes of the federal alternative minimum tax applicable to particular classes of investors.)

     Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance, and opinions relating to the validity of and the tax-exempt status of payments received by the Funds from tax-exempt derivative securities are rendered by counsel to the respective sponsors of such securities. The Fund and its investment adviser will rely on such opinions and will not review independently the underlying proceedings relating to the issuance of Municipal Obligations, the creation of any tax-exempt derivative securities, or the bases for such opinions.

     The Fund will purchase only Municipal Obligations which are "First Tier Eligible Securities" (as defined by the SEC) and which present minimal credit risks as determined by the Fund's investment adviser pursuant to guidelines approved by the Company's Board of Trustees. First Tier Eligible Securities consist of (i) securities that either (a) have short-term debt ratings at the time of purchase within the highest rating category assigned by at least two unaffiliated nationally recognized statistical rating organizations ("Rating Agencies") (or one Rating Agency if the security was rated by only one Rating Agency), or (b) are issued by issuers with such ratings, and (ii) certain securities that are unrated (including securities of issuers that have long-term but not short-term ratings) but are of comparable quality as determined by the Fund's investment adviser pursuant to guidelines approved by the Company's Board of Trustees. The Appendix to the Statement of Additional Information includes a description of applicable ratings by Rating Agencies.

     Except during periods of unusual market conditions or during temporary defensive periods, the Fund will invest substantially all, but in no event less than 80%, of its total assets in Municipal Obligations with remaining maturities of 397 days (thirteen months) or less as determined in accordance with the rules of the SEC. The Fund may hold uninvested cash reserves pending investment, during temporary defensive periods or if, in the opinion of the Fund's investment adviser, suitable tax exempt obligations are unavailable. There is no percentage limitation on the amount of assets which may be held uninvested. Uninvested cash reserves will not earn income.

     Except for the investment limitations enumerated below, the Fund's investment objective and the policies described above are not fundamental and may be changed by the Company's Board of Trustees without the affirmative vote of the holders of a majority of the Fund's outstanding shares. If there is a change in the investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. (A complete list of the investment limitations that cannot be changed without a vote of shareholders is contained in the Statement of Additional Information under "Investment Objectives and Policies.")

     The Fund may not:

          1. Purchase any securities other than Municipal Obligations and put options with respect to such obligations.

          2. Purchase the securities of any issuer if as a result more than 5% of the value of the Fund's assets would be invested in the securities of such issuer except that up to 25% of the value of the Fund's assets may be invested without regard to this 5% limitation.

          3. Borrow money except from banks for temporary purposes and then in amounts not in excess of 10% of the value of the Fund's assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's assets at the time of such borrowing. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Fund's portfolio by enabling the Fund to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.)

          4. Knowingly invest more than 10% of the value of the Fund's assets in securities with legal or contractual restrictions on resale.

     In addition, without the affirmative vote of the holders of a majority of the Fund's outstanding shares, the Fund may not change its policy of investing at least 80% of its total assets in obligations the interest on which is exempt from federal income tax (except during periods of unusual market conditions or during temporary defensive periods). Securities issued or guaranteed by the U.S. Government, its agencies, or instrumentalities (including securities backed by the full faith and credit of the United States) are not deemed to be subject to the second investment limitation above.

     If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value of the Fund's portfolio securities will not constitute a violation of such limitation.

TYPES OF MUNICIPAL OBLIGATIONS

     The two principal classifications of Municipal Obligations which may be held by the Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

     The Fund's portfolio may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

OTHER INVESTMENT PRACTICES

     Municipal Obligations purchased by the Fund may include variable rate demand notes. Such notes are frequently not rated by credit rating agencies, but unrated notes purchased by the Fund will be determined by the Fund's investment adviser to be of comparable quality at the time of purchase to rated instruments purchaseable by the Fund. Where necessary to ensure that a note is a First Tier Eligible Security, the Fund will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee, or commitment to lend. While there may be no active secondary market with respect to a particular variable rate demand note purchased by the Fund, the Fund may, upon the notice specified in the note, demand payment of the principal of the note at any time or during specified periods not exceeding thirteen months, depending upon the instrument involved, and may resell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for the Fund to dispose of a variable rate demand note if the issuer were to default on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for this or other reasons, suffer a loss to the extent of the default. While, in general, the Fund will invest only in securities that mature within thirteen months of purchase, the Fund may invest in variable rate demand notes which have nominal maturities in excess of thirteen months, if such instruments carry demand features that comply with conditions established by the SEC.

     The Fund may also purchase Municipal Obligations on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. The Fund will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. The Fund expects that commitments to purchase when-issued securities will not exceed 25% of the value of its total assets absent unusual market conditions. The Fund does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective.

     In addition, the Fund may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a dealer would agree to purchase at the Fund's option specified Municipal Obligations at a specified price. The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

     Although the Fund may invest more than 25% of its net assets in (i) Municipal Obligations whose issuers are in the same state, (ii) Municipal Obligations the interest on which is paid solely from revenues of similar projects, and (iii) private activity bonds, it does not presently intend to do so on a regular basis. To the extent the Fund's assets are concentrated in Municipal Obligations that are payable from the revenues of similar projects, are issued by issuers located in the same state, or are concentrated in private activity bonds, the Fund will be subject to the peculiar risks presented by the laws and economic conditions relating to such states, projects, and bonds to a greater extent than it would be if its assets were not so concentrated.

     The Fund will not knowingly invest more than 10% of the value of its total net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation. The Fund's investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Trustees. (See "Investment Objectives and Policies--Illiquid Securities" in the Statement of Additional Information.)

     The Fund may purchase securities which are not registered under the Securities Act of 1933 (the "1933 Act") but which can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the Board of Trustees or the adviser, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a portfolio during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

     The value of the Fund's portfolio securities can be expected to vary inversely with changes in prevailing interest rates.

                       PURCHASE AND REDEMPTION OF SHARES

PURCHASE PROCEDURES

     Dollar Shares are sold exclusively to institutional investors, such as banks, savings and loan associations and other financial institutions, including affiliates of PNC Bank Corp. ("Service Organizations"), acting on behalf of themselves or their customers and customers of their affiliates ("customers"). The customers, which may include individuals, trusts, partnerships and corporations, must maintain accounts (such as demand deposit, custody, trust or escrow accounts) with the Service Organization. Service Organizations (or their nominees) will normally be the holders of record of Dollar Shares, and will reflect their customers' beneficial ownership of shares in the account statements provided by them to their customers. The exercise of voting rights and the delivery to customers of shareholder communications from the Fund will be governed by the customers' account agreements with the Service Organizations. Investors wishing to purchase Dollar Shares should contact their account representatives.

     Purchase orders must be transmitted by a Service Organization directly to PFPC, the Fund's transfer agent. All such transactions are effected pursuant to procedures established at the Service Organization in connection with a customer's account. Shares are sold at the net asset value per share next determined after receipt of a purchase order by PFPC.

     Purchase orders for shares are accepted by the Fund only on days on which both the New York Stock Exchange and the Federal Reserve Bank of Philadelphia are open for business (a "Business Day") and must be transmitted to PFPC in Wilmington, Delaware, by telephone (800-441-7450; in Delaware: 302-791-5350) or through the Fund's computer access program. Orders received before 12:00 noon, Eastern time, for which payment has been received by PNC Bank, the Fund's custodian, will be executed at 12:00 noon. Orders received after 12:00 noon and before 2:30 P.M., Eastern time (or orders received earlier in the same day for which payment has not been received by 12:00 noon), will be executed at 4:00 P.M., Eastern time, if payment has been received by PNC Bank by that time. Orders received at other times, and orders for which payment has not been received by 4:00 P.M., Eastern time, will not be accepted, and notice thereof will be given to the Service Organization placing the order. (Payment for orders which are not received or accepted will be returned after prompt inquiry to the sending institution.) The Fund may in its discretion reject any order for shares.


     Payment for Dollar Shares may be made only in federal funds or other funds immediately available to PNC Bank. The minimum initial investment by a Service Organization is $5,000; however, Service Organizations may set higher minimums for their customers. There is no minimum subsequent investment.



     Conflict of interest restrictions may apply to a Service Organization's receipt of compensation paid by the Fund in connection with the investment of fiduciary funds in Dollar Shares. (See also "Management of the Fund--Service Organizations.") Institutions, including banks regulated by the Comptroller of the Currency, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, should consult their legal advisors before investing fiduciary funds in Dollar Shares. (See also "Management of the Fund--Banking Laws.")


REDEMPTION PROCEDURES

     Redemption orders must be transmitted by the Service Organization to PFPC in Wilmington, Delaware in the manner described under "Purchase Procedures." Shares are redeemed at the net asset value per share next determined after PFPC's receipt of the redemption order. While the Fund intends to use its best efforts to maintain its net asset value per share at $1.00, the proceeds paid to a shareholder upon redemption may be more or less than the amount invested depending upon a share's net asset value at the time of redemption.


     Payment for redeemed shares for which a redemption order is received by PFPC before 12:00 noon, Eastern time, on a Business Day is normally made in federal funds wired to the redeeming shareholder on the same day. Payment for redemption orders which are received between 12:00 noon and 4:00 P.M., Eastern time, or on a day when PNC Bank is closed, is normally wired in federal funds on the next day following redemption that PNC Bank is open for business.



     The Fund shall have the right to redeem shares in any account if the value of the account is less than $1,000 after sixty-days' prior written notice to the shareholder. Any such redemption shall be effected at the net asset value per share next determined after the redemption order is entered. If during the sixty-day period the shareholder increases the value of its account to $1,000 or more, no such redemption shall take place. In addition, the Fund also may redeem shares involuntarily or suspend the right of redemption or under certain special circumstances described in the Statement of Additional Information under "Additional Purchase and Redemption Information."

OTHER MATTERS


     The Fund's net asset value per share for purposes of pricing purchase and redemption orders is determined by PIMC as of 12:00 noon and 4:00 P.M., Eastern time, on each Business Day on which both the Federal Reserve Bank of Philadelphia and the New York Stock Exchange are open for business. Currently, one or both of these institutions are closed on the customary national business holidays of New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Columbus Day (observed), Veteran's Day, Thanksgiving Day and Christmas Day. The net asset value per share of each class of the Fund is calculated by adding the value of all securities and other assets belonging to the Fund, subtracting liabilities attributable to each class, and dividing the result by the total number of the Fund's outstanding shares of each class. In computing net asset value, the Fund uses the amortized cost method of valuation as described in the Statement of Additional Information under "Additional Purchase and Redemption Information." The Fund's net asset value per share for purposes of pricing purchase and redemption orders is determined independently of the net asset values of the shares in the Company's other investment portfolios.



     Fund shares are sold and redeemed without charge by the Fund. Service Organizations purchasing or holding Dollar Shares for their customer accounts may charge customer fees for cash management and other services. In addition, if a customer has agreed with a particular Service Organization to maintain a minimum balance in its account with the Service Organization and the balance in such account falls below that minimum, the customer may be obliged by the Service Organization to redeem all or part of its shares in the Fund to the extent necessary to maintain the required minimum balance in such account. A customer should, therefore, consider the terms of its account with a Service Organization before purchasing Dollar Shares. A Service Organization purchasing or redeeming Fund shares on behalf of its customers is responsible for transmitting orders to the Fund in accordance with its customer agreements, and to provide customers with account statements with respect to share transactions for their accounts.

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES

     The business and affairs of the Fund are managed under the direction of the Company's Board of Trustees. The trustees of the Company are as follows:

          Philip E. Coldwell is an economic consultant and former Member of the Board of Governors of the Federal Reserve System.

          Robert R. Fortune is a financial consultant and former Chairman, President and Chief Executive Officer of Associated Electric & Gas Insurance Services Limited.

          Rodney D. Johnson is President of Fairmount Capital Advisors, Inc.

          G. Willing Pepper, Chairman of the Board and President of the Company, is a retired President of Scott Paper Company.


          Mr. Pepper is considered by the Company to be an "interested person" of the Company as defined in the 1940 Act.


     The other officers of the Company are as follows:

          Edward J. Roach is Vice President and Treasurer of the Company.

          Morgan R. Jones, Secretary of the Company, is a partner of the law firm of Drinker Biddle & Reath, Philadelphia, Pennsylvania.

INVESTMENT ADVISER AND SUB-ADVISER


     PIMC a wholly-owned subsidiary of PNC Bank, serves as the Fund's investment adviser. PIMC was organized in 1977 by PNC Bank to perform advisory services for investment companies, and has its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809. PNC Bank serves as the Fund's sub-adviser. PNC Bank is one of the largest bank managers of investments for individuals in the United States, and together with its predecessors has been in the business of managing the investments of fiduciary and other accounts since 1847. PNC Bank is a wholly-owned, indirect subsidiary of PNC Bank Corp., and has its principal offices at Broad and Chestnut Streets, Philadelphia, Pennsylvania 19102. PNC Bank Corp. is a multi-bank holding company. PIMC and PNC Bank also serve as adviser and sub-adviser, respectively to the Company's MuniCash and Intermediate Municipal Fund portfolios.



     PNC Bank Corp., headquartered in Pittsburgh, Pennsylvania, is one of the largest financial services organizations in the United States with banking subsidiaries in Pennsylvania, New Jersey, Delaware, Ohio, Kentucky, Indiana, Massachusetts and Florida. Its major businesses include corporate banking, consumer banking, mortgage banking and asset management.



     PNC Financial Services Group is PNC Bank Corp.'s mutual fund complex, headquartered in Wilmington, Delaware. This group includes PIMC, PFPC, and PNC Bank. In 1973, Provident National Bank (a predecessor to PNC Bank) commenced advising the first institutional money market mutual fund--a U.S. dollar-denominated constant net asset value fund--offered in the United States.



     The PNC Financial Services Group is one of the largest U.S. bank managers of mutual funds with assets currently under management in excess of $30 billion. This group, through PFPC and PFPC International Ltd., is also a leading mutual fund service provider having contractual relationships with approximately 370 mutual funds with 3.5 million shareholders and in excess of $101 billion in assets, including some $2 billion in non-U.S. assets. This group, through its PNC Institutional Investment Service, provides investment research to some 250 financial institutions located in the United States and abroad. PNC Bank provides custodial services for approximately $210 billion in assets, including approximately $160 billion in mutual fund assets.



     As adviser, PIMC manages the Fund's portfolio and is responsible for all purchases and sales of the Fund's portfolio securities. PIMC also maintains certain of the Fund's financial accounts and records and computes the Fund's net asset value and net income. For the advisory services provided and expenses assumed by it, PIMC is entitled to receive a fee, computed daily and payable monthly, based on the Fund's average daily net assets. PIMC and the administrators may from time to time reduce the advisory and administration fees otherwise payable to them or may reimburse the Fund for its operating expenses. Any fees waived or expenses reimbursed by PIMC and the administrators with respect to a particular fiscal year are not recoverable. For the fiscal year ended November 30, 1995, the Fund paid investment advisory fees aggregating
 .105% (net of waivers of .070%) of the Fund's average daily net assets.



     As sub-adviser, PNC Bank provides research, credit analysis and recommendations with respect to the Fund's investments, and supplies PIMC with certain computer facilities, personnel and other services. For its sub-advisory services, PNC Bank is entitled to receive from PIMC an amount equal to 75% of the advisory fee paid by the Fund to PIMC (subject to adjustment in certain circumstances). The sub-advisory fees paid by PIMC to PNC Bank have no effect on the advisory fees payable by the Fund to PIMC. PNC Bank also serves as the Fund's custodian. The services provided by PNC Bank and PIMC and the fees payable by the Fund for these services are described further in the Statement of Additional Information under "Management of the Funds."


ADMINISTRATORS


     PFPC whose principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809, and PDI whose principal business address is 259 Radnor-Chester Road, Suite 120, Radnor, Pennsylvania 19087, serve as administrators. PFPC is an indirect wholly-owned subsidiary of PNC Bank Corp. A majority of the outstanding stock of PDI is owned by its officers. The administrative services provided by the administrators, which are described more fully in the Statement of Additional Information, include providing and supervising the operation of an automated data processing system to process purchase and redemption orders; assisting in maintaining the Fund's Wilmington, Delaware office; performing administrative services in connection with the Fund's computer access program maintained to facilitate shareholder access to the Fund; accumulating information for and coordinating the preparation of reports to the Fund's shareholders and the SEC; and maintaining the registration or qualification of the Fund's shares for sale under state securities laws. PFPC and PDI are each responsible for carrying out the duties undertaken pursuant to the Administration Agreement with the Fund.



     For their administrative services, the administrators are entitled jointly to receive a fee, computed daily and payable monthly. (For information regarding the administrators' waivers and expense reimbursements, see "Investment Adviser and Sub-Adviser" above.) The Fund also reimburses each administrator for its reasonable out-of-pocket expenses incurred in connection with the Fund's computer access program. For the fiscal year ended November 30, 1995, the Fund paid administrative fees aggregating .105% (net of waivers of .070%) of its average daily net assets.

     PFPC also serves as transfer agent, registrar and dividend disbursing agent. PFPC's address is P.O. Box 8950, Wilmington, Delaware 19885-9628. The services provided by PFPC and PDI and the fees payable by the Fund for these services are described further in the Statement of Additional Information under "Management of the Fund."


DISTRIBUTOR

     PDI serves as distributor of the Fund's shares. Its principal offices are located at 259 Radnor-Chester Road, Suite 120, Radnor, Pennsylvania 19087. Fund shares are sold on a continuous basis by the distributor as agent. The distributor pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Fund (excluding preparation and printing expenses necessary for the continued registration of the Fund's shares) and of printing and distributing all sales literature. No compensation is payable by the Fund to the distributor for its distribution services.

SERVICE ORGANIZATIONS


     As stated above, Service Organizations may purchase Dollar Shares. Dollar Shares are identical in all respects to MuniFund Shares except that they bear the service fees described below and enjoy certain exclusive voting rights on matters relating to these fees. The Fund will enter into an agreement with each Service Organization which purchases Dollar Shares requiring it to provide support services to its customers who are the beneficial owners of such shares in consideration of the Fund's payment of .25% (on an annualized basis) of the average daily net asset value of the Dollar Shares held by the Service Organization for the benefit of customers. Such services, which are described more fully in the Statement of Additional Information under "Management of the Fund--Service Organizations," include aggregating and processing purchase and redemption requests from customers and placing net purchase and redemption orders with PFPC; processing dividend payments from the Fund on behalf of customers; providing information periodically to customers showing their positions in Dollar Shares; and providing sub-accounting or the information necessary for sub-accounting with respect to Dollar Shares beneficially owned by customers. Under the terms of the agreements, Service Organizations are required to provide to their customers a schedule of any fees that they may charge to the customers in connection with their investments in Dollar Shares.


EXPENSES


     Except as noted above and in the Statement of Additional Information, the Fund's service contractors bear all expenses in connection with the performance of their services. Similarly, the Fund bears the expenses incurred in its operations. For the fiscal year ended November 30, 1995, the Fund's total expenses for Dollar Shares were .52% of the average daily net assets (net of fee waivers of .14%). With regard to fees paid exclusively by Dollar Shares, see "Service Organizations" above.


BANKING LAWS

     Banking laws and regulations presently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company engaged continuously in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling or distributing securities such as Fund shares. Such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, transfer agent or custodian to such an investment company, or from purchasing shares of such a company for or upon the order of customers. PNC Bank, PIMC and PFPC, as well as some Service Organizations, are subject to such banking laws and regulations, but believe they may perform the services for the Fund contemplated by their respective agreements, this Prospectus and the Statement of Additional Information without violating applicable banking laws or regulations.


     Should future legislative, judicial or administrative action prohibit or restrict the activities of bank Service Organizations in connection with the provision of support services to their customers, the Fund might be required to alter or discontinue its arrangements with Service Organizations and change its method of operations with respect to Dollar Shares. It is not anticipated, however, that any change in the Fund's method of operations would affect its net asset value per share or result in a financial loss to any customer.

                                   DIVIDENDS


     Shareholders of the Fund are entitled to dividends and distributions arising only from the net investment income and capital gains, if any, earned on investments held by the Fund. The Fund's net investment income is declared daily as a dividend to shareholders of record at the close of business on the day of declaration. Shares begin accruing dividends on the day the purchase order for the shares is executed and continue to accrue dividends through the day before such shares are redeemed. Dividends are paid monthly by check, or by wire transfer if requested in writing by the shareholder, within five business days after the end of the month or within five business days after a redemption of all of a shareholder's shares of a particular class. The Fund does not expect to realize net long-term capital gains.



     Dividends are determined in the same manner for each class of shares of the Fund. Dollar Shares bear all the expense of fees paid to Service Organizations and as a result, at any given time, the net yield on Dollar Shares will be approximately .25% lower than the net yield on MuniFund Shares.


     Institutional shareholders may elect to have their dividends reinvested in additional full and fractional shares of the same class of shares with respect to which such dividends are declared at the net asset value of such shares on the payment date. Reinvested dividends receive the same tax treatment as dividends paid in cash. Such election, or any revocation thereof, must be made in writing to PFPC at P.O. Box 8950, Wilmington, Delaware 19899, and will become effective after its receipt by PFPC with respect to dividends paid.

     PFPC, as transfer agent, will send each Fund shareholder or its authorized representative an annual statement designating the amount, if any, of any dividends and distributions made during each year and their federal tax qualification.


                                     TAXES



     The Fund qualified in its last taxable year and intends to qualify in future years as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the

"Code"). A regulated investment company is generally exempt from federal income tax on amounts distributed to its shareholders.



     Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that the Fund distribute to its shareholders at least the sum of 90% of its exempt-interest income net of certain deductions and 90% of its investment company taxable income for such year. Dividends derived from exempt-interest income may be treated by the Fund's shareholders as items of interest excludable from their gross income under
Section 103(a) of the Code, unless under the circumstances applicable to the particular shareholder the exclusion would be disallowed. (See the Statement of Additional Information under "Additional Information Concerning Taxes.")



     If the Fund should hold certain private activity bonds issued after August 7, 1986, shareholders must include, as an item of tax preference, the portion of dividends paid by the Fund that is attributable to interest on such bonds in their federal alternative minimum taxable income for purposes of determining liability (if any) for the 26-28% alternative minimum tax applicable to individuals and the 20% alternative minimum tax and the environmental tax applicable to corporations. Corporate shareholders must also take all exempt-interest dividends into account in determining certain adjustments for federal alternative minimum and environmental tax purposes. The environmental tax applicable to corporations is imposed at the rate of .12% on the excess of the corporation's modified federal alternative minimum taxable income over $2,000,000. Shareholders receiving Social Security benefits should note that all exempt-interest dividends will be taken into account in determining the taxability of such benefits.



     To the extent, if any, dividends paid to shareholders are derived from taxable income or from long-term or short-term capital gains, such dividends will not be exempt from federal income tax, whether such dividends are paid in the form of cash or additional shares, and may also be subject to state and local taxes. Under state or local law, the Fund's distributions of net investment income may be taxable to investors as dividend income even though a substantial portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.



     Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by the shareholders and paid by the Fund on December 31 of such year provided that such dividends are actually paid during January of the following year.



     The foregoing discussion is only a brief summary of some of the important federal tax considerations generally affecting the Fund and its shareholders. No attempt is made to present a detailed explanation of the federal, state or local income tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Fund should consult their tax advisors with specific reference to their own tax situation.


                                     YIELDS


     From time to time, the "yields", "effective yields", and "tax-equivalent yields" for MuniFund Shares and Dollar Shares may be quoted in advertisements or in reports to shareholders. Yield quotations are computed separately for MuniFund Shares and Dollar Shares. The "yield" for a particular class or sub-class of Fund shares refers to the income generated by an investment in the shares over a specified period (such as a seven-day period). This income is then "annualized"; that is, the amount of income generated by the investment during that period is assumed to be generated for each such period over a 52-week or one-year period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in a particular class or sub-class is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The "tax-equivalent yield" demonstrates the level of taxable yield necessary to produce an after-tax yield equivalent to the Fund's tax-free yield for MuniFund Shares and Dollar Shares. It is calculated by increasing the yield (calculated as above) by the amount necessary to reflect the payment of federal taxes at a stated rate. The "tax-equivalent yield" will always be higher than the "yield".


     The Fund's yields may be compared to those of other mutual funds with similar objectives, to bond or other relevant indices, or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds, or to the average yields reported by the Bank Rate Monitor from money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas. For example, such data are reported in national financial publications such as IBC/Donoghue's Money Fund Report(R), Ibbotson Associates of Chicago, The Wall Street Journal and The New York Times, reports prepared by Lipper Analytical Services, Inc., and publications of a local or regional nature.


     The Fund's yield figures for MuniFund Shares and Dollar Shares represent the Fund's past performance, will fluctuate, and should not be considered as representative of future results. The yield of any investment is generally a function of portfolio quality and maturity, type of investment, and operating expenses. Any fees charged by Service Organizations directly to their customers in connection with investments in Dollar Shares are not reflected in the Dollar Shares' yields; and such fees, if charged, would reduce the actual return received by customers on their investments. The methods used to compute the Fund's yields are described in more detail in the Statement of Additional Information. Investors may call (800) 821-6006 (Dollar Shares code: 59) to obtain current yield information.



                    DESCRIPTION OF SHARES AND MISCELLANEOUS


     The Company was organized as a Maryland corporation in 1979 under the name Municipal Fund for Temporary Investment, Inc. and was reorganized into a Pennsylvania trust effective June 1, 1981. The Company commenced operations of the Fund on February 4, 1980.

     The Company's Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest in the Company and to classify or reclassify any unissued shares into one or more classes of shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of six classes of shares designated as MuniFund, MuniFund Dollar, MuniCash, MuniCash Dollar, Intermediate Municipal and Intermediate Municipal Dollar. The Declaration of Trust further authorizes the trustees to classify or reclassify any class of shares into one or more sub-classes.

     THIS PROSPECTUS RELATES PRIMARILY TO THE DOLLAR SHARES OF THE FUND AND DESCRIBES ONLY THE INVESTMENT OBJECTIVE AND POLICIES, OPERATIONS,

CONTRACTS, AND OTHER MATTERS RELATING TO THE FUND. INVESTORS WISHING TO OBTAIN SIMILAR INFORMATION REGARDING THE FUND'S OTHER CLASS OF SHARES, MUNICASH OR INTERMEDIATE MUNICIPAL FUND MAY OBTAIN SEPARATE PROSPECTUSES BY CALLING THE DISTRIBUTOR AT 800-998-7633.

     The Company does not intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Company will call a meeting of shareholders for the purpose of voting upon the question of removal of a member of the Board of Trustees upon written request of shareholders owning at least 10% of the outstanding shares of the Company entitled to vote.


     Each Fund Share represents an equal, proportionate interest in the assets belonging to the Fund. Each share is without par value and has no preemptive or conversion rights. When issued for payment as described in this Prospectus, shares will be fully paid and non-assessable.



     Holders of the Company's MuniFund Shares and Dollar Shares will vote in the aggregate and not by class on all matters, except where otherwise required by law and except that only Dollar Shares will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Fund's arrangements with Service Organizations. Further, shareholders of all of the Company's portfolios will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. (See the Statement of Additional Information under "Additional Description Concerning Fund Shares" for examples where the 1940 Act requires voting by portfolio.) Shareholders of the Company are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of the Company may elect all of the trustees.


     For information concerning the redemption of Fund shares and possible restrictions on their transferability, see "Purchase and Redemption of Shares."

     As stated above, the Company is organized as a trust under the laws of the Commonwealth of Pennsylvania. Shareholders of such a trust may, under certain circumstances, be held personally liable (as if they were partners) for the obligations of the trust. The Company's Declaration of Trust provides for indemnification out of the trust property of any shareholder of the Fund held personally liable solely by reason of being or having been a shareholder and not because of any acts or omissions or some other reason.

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

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

--------------------------------------------------------------------------------
       NO PERSON HAS BEEN AUTHORIZED
       TO GIVE ANY INFORMATION OR TO
       MAKE ANY REPRESENTATIONS NOT
       CONTAINED IN THIS PROSPECTUS
       OR IN THE FUND'S STATEMENT OF
       ADDITIONAL INFORMATION
       INCORPORATED HEREIN BY
       REFERENCE, IN CONNECTION WITH
       THE OFFERING MADE BY THIS
       PROSPECTUS; AND, IF GIVEN OR
       MADE, SUCH INFORMATION OR
       REPRESENTATIONS MUST NOT BE
       RELIED UPON AS HAVING BEEN
       AUTHORIZED BY THE COMPANY OR
       ITS DISTRIBUTOR. THIS
       PROSPECTUS DOES NOT
       CONSTITUTE AN OFFERING BY THE
       COMPANY OR BY THE DISTRIBUTOR
       IN ANY JURISDICTION IN WHICH
       SUCH OFFERING MAY NOT
       LAWFULLY BE MADE.

     ---------------------------------------------------------------------------
             TABLE OF CONTENTS


                                         PAGE
                                        ------
         Background and Expense
           Information..................      2
         Financial Highlights...........      3
         Investment Objective and
           Policies.....................      5
         Purchase and Redemption of
           Shares.......................      8
         Management of the Fund.........     11
         Dividends......................     14
         Taxes..........................     14
         Yields.........................     15
         Description of Shares and
           Miscellaneous................     16


       PIF-P-023

--------------------------------------------------------------------------------

                                                       MUNIFUND
                                                     DOLLAR SHARES
                                                AN INVESTMENT PORTFOLIO
                                                      OFFERED BY
                                             MUNICIPAL FUND FOR TEMPORARY
                                                      INVESTMENT
                                                         LOGO

                                                      Prospectus


                                                    March 30, 1996

                    MUNICIPAL FUND FOR TEMPORARY INVESTMENT
                                   (MuniCash)

                             Cross Reference Sheet

Form N-1A Item                                                                       Prospectus Caption
--------------                                                                       ------------------
1.       Cover Page . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      Cover Page

2.       Synopsis   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      Background and Expense Information

3.       Condensed Financial
           Information  . . . . . . . . . . . . . . . . . . . . . . . . . . . .      Financial Highlights; Yields

4.       General Description of
           Registrant . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      Cover Page; Financial
                                                                                     Highlights; Investment Objective and Policies;
                                                                                     Description of Shares and Miscellaneous

5.       Management of the Fund . . . . . . . . . . . . . . . . . . . . . . . .      Management of the Fund; Dividends

6.       Capital Stock and Other
           Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      Cover Page; Financial
                                                                                     Highlights; Dividends; Taxes; Description of
                                                                                     Shares and Miscellaneous

7.       Purchase of Securities Being
           Offered  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      Management of the Fund; Purchase and Redemption
                                                                                     of Shares

8.       Redemption or Repurchase . . . . . . . . . . . . . . . . . . . . . . .      Purchase and Redemption of Shares

9.       Pending Legal Proceedings  . . . . . . . . . . . . . . . . . . . . . .      Inapplicable

                                    MuniCash
                       An Investment Portfolio Offered by
                    MUNICIPAL FUND FOR TEMPORARY INVESTMENT

400 Bellevue Parkway                                   For purchase and redemption orders only call:
Suite 100                                              800-441-7450 (in Delaware: 302-791-5350).
Wilmington, DE 19809                                   For yield information call: 800-821-6006
                                                       (MuniCash shares code: 48; MuniCash Dollar
                                                       shares code: 54).
                                                       For other information call: 800-821-7432.

     Municipal Fund for Temporary Investment (the "Company") is a no-load, diversified, open-end investment company that currently offers shares in three separate investment portfolios. The shares described in this Prospectus represent interests in the MuniCash portfolio, a money market portfolio (the "Fund"). The Fund's investment objective is to provide institutions with as high a level of current interest income exempt from federal income taxes as is consistent with relative stability of principal. The Fund invests substantially all of its assets in short-term tax-exempt obligations issued by state and local governments.


     Fund shares may not be purchased by individuals directly, but institutional investors may purchase shares for accounts maintained by individuals. In addition to MuniCash Shares, investors may purchase MuniCash "Dollar Shares", which accrue daily dividends in the same manner as MuniCash Shares but bear all fees payable by the Fund to institutional investors for certain services they provide to the beneficial owners of such Shares. (See "Management of the Fund--Service Organizations.")

                            ------------------------

     SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED, ENDORSED, OR OTHERWISE SUPPORTED BY PNC BANK CORP. OR ITS AFFILIATES, OR THE U.S. GOVERNMENT, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THERE CAN BE NO ASSURANCE THAT IT WILL BE ABLE TO MAINTAIN ITS NET ASSET VALUE OF
$1.00 PER SHARE.            ------------------------

     PNC Institutional Management Corporation ("PIMC") and PNC Bank, National Association ("PNC Bank") serve as the Fund's adviser and sub-adviser, respectively. PFPC Inc. ("PFPC") and Provident Distributors, Inc. ("PDI") serve as the Fund's administrators. PDI also serves as the Fund's distributor.


     This Prospectus briefly sets forth certain information about the Fund that investors should know before investing. Investors are advised to read this Prospectus and retain it for future reference. Additional information about the Fund, contained in a Statement of Additional Information currently dated March 30, 1996, has been filed with the Securities and Exchange Commission and is available to investors without charge by calling the Fund at 800-821-7432. The Statement of Additional Information, as amended from time to time, is incorporated in its entirety by reference into this Prospectus.

                            ------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
   SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
     NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE
       SECURITIES COMMISSION PASSED UPON THE ACCURACY
         OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            ------------------------

                                 March 30, 1996

                       BACKGROUND AND EXPENSE INFORMATION

     Two classes of shares are offered by this Prospectus: MuniCash shares and MuniCash Dollar shares ("Dollar Shares"). Shares of each class represent equal, pro rata interests in the Fund and accrue daily dividends in the same manner except that the Dollar Shares bear fees payable by the Fund (at the rate of .25% per annum) to institutional investors for services they provide to the beneficial owners of such shares. (See "Management of the Fund--Service Organizations.")

                                EXPENSE SUMMARY

                                                                                       MUNICASH
                                                                       MUNICASH         DOLLAR
             ESTIMATED ANNUAL FUND OPERATING EXPENSES                   SHARES          SHARES
                                                                     ------------    ------------
(as a percentage of average net assets)
     Management Fees (net of waivers).............................           .06%            .06%
     Other Expenses...............................................           .12%            .37%
          Administration Fees (net of waivers)....................   .06%            .06%
          Shareholder Servicing Fees..............................     0%            .25%
          Miscellaneous...........................................   .06%            .06%
                                                                     ----    ----    ----    ----
     Total Fund Operating Expenses (net of waivers)...............           .18%            .43%
                                                                             ====            ====

---------------

                           EXAMPLE                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
-------------------------------------------------------------   ------    -------    -------    --------
You would pay the following expenses on a $1,000 investment, assuming: (1) a 5% annual return; and (2) redemption at the end of each time period with respect to the following
  shares:
     MuniCash shares:........................................     $2        $ 6        $10        $ 23
     Dollar Shares:..........................................     $4        $14        $24        $ 54

THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATE OF RETURN. ACTUAL EXPENSES AND RATE OF RETURN MAY BE GREATER OR LESSER THAN THOSE SHOWN.


     The purpose of the foregoing table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. In addition, institutional investors may charge fees for providing services in connection with their customers' investments in Dollar Shares. (For more complete descriptions of the various costs and expenses, see "Management of the Fund" in this Prospectus and the Statement of Additional Information and the financial statements and related notes contained in the Statement of Additional Information.) For the fiscal year ended November 30, 1995, absent fee waivers, management and administration fees would each have been .175% of the Fund's average daily net assets. The investment adviser and administrators have agreed to waive the advisory and administrative fees otherwise payable to them and to reimburse the Fund for its operating expenses to the extent necessary to ensure that the operating expense ratio for the Fund (excluding fees paid to Service Organizations pursuant to Servicing Agreements) does not exceed .18% of the Fund's average daily net assets. These waivers may be terminated upon 120-days' written notice to the Fund. Absent such fee waivers and expense reimbursements for such period, the estimated "Total Fund Operating Expenses" for MuniCash shares and Dollar Shares would have been .41% and .66%, respectively, of the average daily net assets of the MuniCash portfolio. The foregoing table has not been audited by the Fund's independent accountants.

                              FINANCIAL HIGHLIGHTS


     The following financial highlights for MuniCash Shares and MuniCash Dollar Shares have been derived from the financial statements of the Fund for the fiscal year ended November 30, 1995, and for each of the nine preceding fiscal years. The financial highlights for the fiscal years set forth below have been audited by KPMG Peat Marwick LLP, independent accountants whose report on the financial statements and financial highlights (for the most recent five years) of the Fund is included in the Statement of Additional Information. The tables should be read in conjunction with the financial statements and related notes included in the Statement of Additional Information. Further information about the performance of the Fund is available in the annual report to shareholders, which may be obtained without charge by calling 800-821-7432.


                                MUNICASH SHARES
                              FINANCIAL HIGHLIGHTS
                (For a Share Outstanding Throughout Each Period)

                                             YEAR ENDED NOVEMBER 30,
                      ----------------------------------------------------------------------
                        1995        1994          1993        1992        1991        1990
                      --------    --------       -------    --------    --------    --------
Net asset value,
  beginning of
  period...........   $   1.00    $   1.00       $  1.00    $   1.00    $   1.00    $   1.00
                      --------    --------       -------    --------    --------    --------
Income from
  investment
  operations:
Net investment
  income...........      .0382       .0266         .0235       .0300       .0453       .0577
                      --------    --------       -------    --------    --------    --------
Less distributions:
Dividends to
  shareholders from
  net investment
  income...........     (.0382)     (.0266)       (.0235)     (.0300)     (.0453)     (.0577)
                      --------    --------       -------    --------    --------    --------
Net asset value,
  end
  of period........   $   1.00    $   1.00       $  1.00    $   1.00    $   1.00    $   1.00
                      ========    ========       ========   ========    ========    ========
Total return.......       3.89%       2.69%         2.38%       3.04%       4.62%       5.93%
Ratios/Supplemental
  data:
Net assets, end of
  period (000s)....    321,642     273,439       572,482     857,812     361,280     352,614
Ratio of expenses
  to average daily
  net assets(1)....        .18%        .19%          .20%        .20%        .20%        .15%
Ratio of net
  investment income
  to average daily
  net assets.......       3.83%       2.59%         2.36%       2.90%       4.58%       5.76%


                       1989      1988(2)    1987(2)    1986(2)
                      -------    -------    -------    -------
Net asset value,
  beginning of
  period...........   $  1.00    $  1.00    $  1.00    $  1.00
                      -------    -------    -------    -------
Income from
  investment
  operations:
Net investment
  income...........     .0613      .0506      .0436      .0463
                      -------    -------    -------    -------
Less distributions:
Dividends to
  shareholders from
  net investment
  income...........    (.0613)    (.0506)    (.0436)    (.0463)
                      -------    -------    -------    -------
Net asset value,
  end
  of period........   $  1.00    $  1.00    $  1.00    $  1.00
                      =======    =======    =======    =======
Total return.......      6.31%      5.18%      4.45%      4.73%
Ratios/Supplemental
  data:
Net assets, end of
  period (000s)....    60,312     37,702     13,925      7,918
Ratio of expenses
  to average daily
  net assets(1)....       .24%       .24%       .30%       .34%
Ratio of net
  investment income
  to average daily
  net assets.......      6.10%      5.05%      4.36%      4.54%


---------------

(1)Without the waiver of advisory and administration fees, the ratios of expenses to average daily net assets would have been 0.41%, 0.42%, 0.42%, 0.40%, 0.43%, 0.43%, 0.44%, 0.43%, 0.43%, 0.46% and 0.58% (annualized) for the years ended November 30, 1995, 1994, 1993, 1992, 1991, 1990, 1989, 1988,
   1987 and 1986, respectively.


(2)Total return data has not been audited.

                             MUNICASH DOLLAR SHARES
                              FINANCIAL HIGHLIGHTS
                (For a Share Outstanding Throughout Each Period)


                                                                YEAR ENDED NOVEMBER 30,
                       ----------------------------------------------------------------------------------------------------------
                         1995       1994       1993       1992       1991       1990       1989      1988(2)    1987(2)   1986(2)
                       --------    -------    -------    -------    -------    -------    -------    -------    -------   -------
Net asset value,
  beginning of
  period.............. $   1.00    $  1.00    $  1.00    $  1.00    $  1.00    $  1.00    $  1.00    $  1.00    $  1.00   $  1.00
                       --------    -------    -------    -------    -------    -------    -------    -------    -------   -------
Income from investment
  operations:
Net investment
  income..............    .0357      .0241      .0210      .0275      .0428      .0552      .0588      .0483      .0414     .0443
                       --------    -------    -------    -------    -------    -------    -------    -------    -------   -------
Less distributions:
Dividends to
  shareholders from
  net investment
  income..............   (.0357)    (.0241)    (.0210)    (.0275)    (.0428)    (.0552)    (.0588)    (.0483)    (.0414)   (.0443)
                       --------    -------    -------    -------    -------    -------    -------    -------    -------   -------
Net asset value, end
  of period........... $   1.00    $  1.00    $  1.00    $  1.00    $  1.00    $  1.00    $  1.00    $  1.00    $  1.00   $  1.00
                       ========    =======    =======    =======    =======    =======    =======    =======    =======   =======
Total return..........     3.64%      2.44%      2.13%      2.79%      4.37%      5.68%      6.06%      4.93%      4.20%     4.48%
Ratios/Supplemental
  data:
Net assets, end of
  period (000s).......  101,424     99,688     95,225     81,669     49,582     52,213     40,102     52,773     61,842    55,580
Ratio of expenses to
  average
  daily net assets(1).      .43%       .44%       .45%       .45%       .45%       .40%       .49%       .47%       .52%      .54%
Ratio of net
  investment income to
  average daily net
  assets..............     3.58%      2.34%      2.11%      2.70%      4.33%      5.51%      5.87%      4.82%      4.14%     4.34%


---------------

(1)Without the waiver of advisory and administration fees, the ratios of expenses to average daily net assets would have been 0.66%, 0.67%, 0.67%, 0.65%, 0.68%, 0.68%, 0.69%, 0.66%, 0.65%, 0.66% and 0.67%, for the years ended November 30, 1995, 1994, 1993, 1992, 1991, 1990, 1989, 1988, 1987 and
   1986, respectively.


(2)Total return data has not been audited.

                       INVESTMENT OBJECTIVE AND POLICIES

IN GENERAL

     The Fund's investment objective is to provide investors with as high a level of current interest income exempt from federal income tax as is consistent with relative stability of principal. There can be no assurance that the Fund will achieve its investment objective. The Fund is a money market fund that is subject to the quality, diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act") and other rules of the Securities and Exchange Commission (the "SEC").


     In pursuing its investment objective, the Fund invests substantially all of its assets in a diversified portfolio of short-term tax-exempt obligations issued by or on behalf of states, territories, and possessions of the United States, the District of Columbia, and their respective authorities, agencies, instrumentalities, and political subdivisions and tax-exempt derivative securities such as tender option bonds, participations, beneficial interests in trusts and partnership interests (collectively, "Municipal Obligations"). The Fund will not knowingly purchase securities the interest on which is subject to regular federal income tax. (See, however, "Taxes" below concerning treatment of exempt-interest dividends paid by the Fund for purposes of the federal alternative minimum tax applicable to particular classes of investors.)


     Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance, and opinions relating to the validity of and the tax-exempt status of payments received by the Funds from tax-exempt derivative securities are rendered by counsel to the respective sponsors of such securities. The Fund and its investment adviser will rely on such opinions and will not review independently the underlying proceedings relating to the issuance of Municipal Obligations, the creation of any tax-exempt derivative securities, or the bases for such opinions.

     The Fund will purchase only Municipal Obligations which are "Eligible Securities" (as defined by the SEC) and which present minimal credit risks as determined by the Fund's investment adviser pursuant to guidelines approved by the Company's Board of Trustees. Eligible Securities consist of (i) securities that either (a) have short-term debt ratings at the time of purchase within the two highest rating categories assigned by at least two unaffiliated nationally recognized statistical rating organizations ("Rating Agencies") (or one Rating Agency if the security was rated by only one Rating Agency), or (b) are issued by issuers with such ratings, and (ii) certain securities that are unrated (including securities of issuers that have long-term but not short-term ratings) but are of comparable quality as determined by the Fund's investment adviser pursuant to guidelines approved by the Company's Board of Trustees. The Appendix to the Statement of Additional Information includes a description of applicable ratings by Rating Agencies.

     Except during periods of unusual market conditions or during temporary defensive periods, the Fund will invest substantially all, but in no event less than 80%, of its total assets in Municipal Obligations with remaining maturities of 397 days (thirteen months) or less as determined in accordance with the rules of the SEC. The Fund may hold uninvested cash reserves pending investment, during temporary defensive periods or if, in the opinion of the Fund's investment adviser, suitable tax-exempt obligations are unavailable. There is no percentage limitation on the amount of assets which may be held uninvested. Uninvested cash reserves will not earn income.

     Except for the investment limitations enumerated below, the Fund's investment objective and the policies described above are not fundamental and may be changed by the Company's Board of Trustees without the affirmative vote of the holders of a majority of the Fund's outstanding shares. If there is a change in the investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. (A complete list of the investment limitations that cannot be changed without a vote of shareholders is contained in the Statement of Additional Information under "Investment Objectives and Policies.")

     The Fund may not:


          1. Purchase any securities other than obligations the interest on which is exempt from federal income tax, which may have put options.


          2. Purchase the securities of any issuer if as a result more than 5% of the value of the Fund's assets would be invested in the securities of such issuer except that up to 25% of the value of the Fund's assets may be invested without regard to this 5% limitation.

          3. Borrow money except from banks for temporary purposes and then in amounts not in excess of 10% of the value of the Fund's assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's assets at the time of such borrowing. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Fund's portfolio by enabling the Fund to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.)

          4. Knowingly invest more than 10% of the value of the Fund's assets in securities with legal or contractual restrictions on resale.

     In addition, without the affirmative vote of the holders of a majority of the Fund's outstanding shares, the Fund may not change its policy of investing at least 80% of its total assets in obligations the interest on which is exempt from federal income tax (except during periods of unusual market conditions or during temporary defensive periods). Securities issued or guaranteed by the U.S. Government, its agencies, or instrumentalities (including securities backed by the full faith and credit of the United States) are not deemed to be subject to the second investment limitation above.

     If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value of the Fund's portfolio securities will not constitute a violation of such limitation.

TYPES OF MUNICIPAL OBLIGATIONS

     The two principal classifications of Municipal Obligations which may be held by the Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

     The Fund's portfolio may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

OTHER INVESTMENT PRACTICES

     Municipal Obligations purchased by the Fund may include variable rate demand notes. Such notes are frequently not rated by credit rating agencies, but unrated notes purchased by the Fund will be determined by the Fund's investment adviser to be of comparable quality at the time of purchase to rated instruments purchasable by the Fund. Where necessary to ensure that a note is an Eligible Security, the Fund will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee, or commitment to lend. While there may be no active secondary market with respect to a particular variable rate demand note purchased by the Fund, the Fund may, upon the notice specified in the note, demand payment of the principal of the note at any time or during specified periods not exceeding thirteen months, depending upon the instrument involved, and may resell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for the Fund to dispose of a variable rate demand note if the issuer were to default on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for this or other reasons, suffer a loss to the extent of the default. While, in general, the Fund will invest only in securities that mature within thirteen months of purchase, the Fund may invest in variable rate demand notes which have nominal maturities in excess of thirteen months, if such instruments carry demand features that comply with conditions established by the SEC.

     The Fund may also purchase Municipal Obligations on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. The Fund will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. The Fund expects that commitments to purchase when-issued securities will not exceed 25% of the value of its total assets absent unusual market conditions. The Fund does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective.

     In addition, the Fund may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a dealer would agree to purchase at the Fund's option specified Municipal Obligations at a specified price. The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

     Although the Fund may invest more than 25% of its net assets in (i) Municipal Obligations whose issuers are in the same state and (ii) Municipal Obligations the interest on which is paid solely from revenues of similar projects, it does not presently intend to do so on a regular basis. To the extent the Fund's assets are concentrated in Municipal Obligations that are payable from the revenues of similar projects or are issued by issuers located in the same state, the Fund will be subject to the peculiar risks presented by such projects and by the laws and economic conditions relating to such states to a greater extent than it would be if its assets were not so concentrated. In addition, the Fund may invest its net assets without limitation in private activity bonds. While interest paid on private activity bonds will be exempt from regular federal income tax, it may be treated as a specific tax preference item under the federal alternative minimum tax. (See "Taxes".) Investors should also be aware of the possibility of state and local alternative minimum income tax or minimum income tax liability on interest from private activity bonds.


     The Fund will not knowingly invest more than 10% of the value of its total net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation. The Fund's investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Trustees. (See "Investment Objectives and Policies--Illiquid Securities" in the Statement of Additional Information.)

     The Fund may purchase securities which are not registered under the Securities Act of 1933 (the "1933 Act") but which can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the Board of Trustees or the adviser, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a portfolio during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

     The value of the Fund's portfolio securities can be expected to vary inversely with changes in prevailing interest rates.

                       PURCHASE AND REDEMPTION OF SHARES

PURCHASE PROCEDURES


     Fund shares are sold at the net asset value per share next determined after receipt of a purchase order by PFPC, the Fund's transfer agent. Purchase orders for shares are accepted only on days on which both the New York Stock Exchange and the Federal Reserve Bank of Philadelphia are open for business and must be transmitted to PFPC in Wilmington, Delaware by telephone (800-441-7450; in
Delaware: 302-791-5350) or through the Fund's computer access program. Orders received before 12:00 noon, Eastern time, for which payment has been received by PNC Bank, the Fund's custodian, will be executed at 12:00 noon. Orders received after 12:00 noon and before 2:30 P.M., Eastern time (or orders received earlier in the same day for which payment has not been received by 12:00 noon), will be executed at 4:00 P.M., Eastern time, if payment has been received by PNC Bank by that time. Orders received at other times, and orders for which payment has not been received by 4:00 P.M., Eastern time, will not be accepted, and notice thereof will be given to the institution placing the order. (Payment for orders which are not received or accepted will be returned after prompt inquiry to the sending institution.) The Fund may in its discretion reject any order for shares.


     Payment for Fund shares may be made only in federal funds or other funds immediately available to PNC Bank. The minimum initial investment by an institution is $3 million for MuniCash Shares and $5,000 for Dollar Shares; however, broker-dealers and other institutional investors may set a higher minimum for their customers. There is no minimum subsequent investment. The Fund, at its discretion, may reduce the minimum initial investment for MuniCash Shares for specific institutions whose aggregate relationship with the Provident Institutional Fund is substantially equivalent to this $3 million minimum and warrants this reduction.



     Conflict of interest restrictions may apply to an institution's receipt of compensation paid by the Fund in connection with the investment of fiduciary funds in Dollar Shares. (See also "Management of the Fund--Service Organizations.") Institutions, including banks regulated by the Comptroller of the Currency, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, should consult their legal advisors before investing fiduciary funds in Dollar Shares. (See also "Management of the Fund--Banking Laws.")


REDEMPTION PROCEDURES

     Redemption orders must be transmitted to PFPC in Wilmington, Delaware in the manner described under "Purchase Procedures." Shares are redeemed at the net asset value per share next determined after PFPC's receipt of the redemption order. While the Fund intends to use its best efforts to maintain its net asset value per share at $1.00, the proceeds paid to a shareholder upon redemption may be more or less than the amount invested depending upon a share's net asset value at the time of redemption.


     Payment for redeemed shares for which a redemption order is received by PFPC before 12:00 noon, Eastern time, on a Business Day is normally made in federal funds wired to the redeeming shareholder on the same day. Payment for redemption orders which are received between 12:00 noon and 4:00 P.M., Eastern time, or on a day when PNC Bank is closed, is normally wired in federal funds on the next day following redemption that PNC Bank is open for business.



     The Fund shall have the right to redeem shares in any account if the value of the account is less than $1,000 after sixty-days' prior written notice to the shareholder. Any such redemption shall be effected at the net asset value per share next determined after the redemption order is entered. If during the sixty-day period the shareholder increases the value of its account to $1,000 or more, no such redemption shall take place. Moreover, if a shareholder's MuniCash Shares account falls below an average of $100,000 in any particular calendar month, the account may be charged an account maintenance fee with respect to that month. In addition, the Fund may also redeem shares involuntarily or suspend the right of redemption or under certain special circumstances described in the Statement of Additional Information under "Additional Purchase and Redemption Information."


OTHER MATTERS


     The Fund's net asset value per share for purposes of pricing purchase and redemption orders is determined by PIMC as of 12:00 noon and 4:00 P.M., Eastern time, on each day on which both the Federal Reserve Bank of Philadelphia and the New York Stock Exchange are open for business. Currently, one or both of these institutions are closed on the customary national business holidays of New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Columbus Day (observed), Veteran's Day, Thanksgiving Day and Christmas Day. The net asset value per share of each class of the Fund is calculated by adding the value of all securities and other assets belonging to the Fund, subtracting liabilities attributable to each class, and dividing the result by the total number of the Fund's outstanding shares of each class. In computing net asset value, the Fund uses the amortized cost method of valuation as described in the Statement of Additional Information under "Additional Purchase and Redemption Information." The Fund's net asset value per share for purposes of pricing purchase and redemption orders is determined independently of the net asset values of the shares in the Company's other investment portfolios.



     Fund shares are sold and redeemed without charge by the Fund. Institutional investors purchasing or holding Fund shares for their customers accounts may charge customer fees for cash management and other services provided in connection with their accounts. A customer should, therefore, consider the terms of its account with an institution before purchasing Fund shares. An institution purchasing or redeeming Fund shares on behalf of its customers is responsible for transmitting orders to the Fund in accordance with its customer agreements.


                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES

     The business and affairs of the Fund are managed under the direction of the Company's Board of Trustees. The trustees of the Company are as follows:

          Philip E. Coldwell is an economic consultant and former Member of the Board of Governors of the Federal Reserve System.

          Robert R. Fortune is a financial consultant and former Chairman, President and Chief Executive Officer of Associated Electric & Gas Insurance Services Limited.

          Rodney D. Johnson is President of Fairmount Capital Advisors, Inc.

          G. Willing Pepper, Chairman of the Board and President of the Company, is a retired President of Scott Paper Company.


          Mr. Pepper is considered by the Company to be an "interested person" of the Company as defined in the 1940 Act.


     The other officers of the Company are as follows:

          Edward J. Roach is Vice President and Treasurer of the Company.

          Morgan R. Jones, Secretary of the Company, is a partner of the law firm of Drinker Biddle & Reath, Philadelphia, Pennsylvania.

INVESTMENT ADVISER AND SUB-ADVISER


     PIMC, a wholly-owned subsidiary of PNC Bank, serves as the Fund's investment adviser. PIMC was organized in 1977 by PNC Bank to perform advisory services for investment companies, and has its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809. PNC Bank serves as the Fund's sub-adviser. PNC Bank is one of the largest bank managers of investments for individuals in the United States, and together with its predecessors has been in the business of managing the investments of fiduciary and other accounts since 1847. PNC Bank is a wholly-owned, indirect subsidiary of PNC Bank Corp., and has its principal offices at Broad and Chestnut Streets, Philadelphia, Pennsylvania 19102. PNC Bank Corp. is a multi-bank holding company. PIMC and PNC Bank also serve as adviser and sub-advisers, respectively to the Company's MuniFund and Intermediate Municipal Fund portfolios.



     PNC Bank Corp., headquartered in Pittsburgh, Pennsylvania, is one of the largest financial service organizations in the United States with banking subsidiaries in Pennsylvania, New Jersey, Delaware, Ohio, Kentucky, Indiana, Massachusetts and Florida. Its major businesses include corporate banking, consumer banking, mortgage banking and asset managment.



     PNC Financial Services Group is PNC Bank Corp.'s mutual fund complex, headquartered in Wilmington, Delaware. This group includes PIMC, PFPC, and PNC Bank. In 1973, Provident National Bank (a predecessor to PNC Bank) commenced advising the first institutional money market mutual fund--a U.S. dollar-denominated constant net asset value fund--offered in the United States.



     The PNC Financial Services Group is one of the largest U.S. bank managers of mutual funds with assets currently under management in excess of $30 billion. This group, through PFPC and PFPC International Ltd., is also a leading mutual fund service provider having contractual relationships with approximately 370 mutual funds with 3.5 million shareholders and in excess of $101 billion in assets, including some $2 billion in non-U.S. assets. This group, through its PNC Institutional Investment Service, provides investment research to some 250 financial institutions located in the United States and abroad. PNC Bank provides custodial services for approximately $210 billion in assets, including approximately $160 billion in mutual fund assets.



     As adviser, PIMC manages the Fund's portfolio and is responsible for all purchases and sales of the Fund's portfolio securities. PIMC also maintains certain of the Fund's financial accounts and records and computes the Fund's net asset value and net income. For the advisory services provided and expenses assumed by it, PIMC is entitled to receive a fee, computed daily and payable monthly, based on the Fund's average daily net assets. PIMC and the administrators may from time to time reduce the advisory and administration fees otherwise payable to them or may reimburse the Fund for its operating expenses. Any fees waived or expenses reimbursed by PIMC and the administrators with respect to a particular fiscal year are not recoverable. For the fiscal year ended November 30, 1995, the Fund paid investment advisory fees aggregating
 .062% (net of waivers of .113%) of the Fund's average daily net assets.



     As sub-adviser, PNC Bank provides research, credit analysis and recommendations with respect to the Fund's investments, and supplies PIMC with certain computer facilities, personnel and other services. For its sub-advisory services, PNC Bank is entitled to receive from PIMC an amount equal to 75% of the advisory fee paid by the Fund to PIMC (subject to adjustment in certain circumstances). The sub-advisory fees paid by PIMC to PNC Bank have no effect on the advisory fees payable by the Fund to PIMC. PNC Bank serves as the Fund's custodian. The services provided by PNC Bank and PIMC and the fees payable by the Fund for these services are described further in the Statement of Additional Information under "Management of the Funds."


ADMINISTRATORS


     PFPC, whose principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809, and PDI, whose principal business address is 259 Radnor-Chester Road, Suite 120, Radnor, Pennsylvania 19087, serve as administrators. PFPC is an indirect wholly-owned subsidiary of PNC Bank Corp. A majority of the outstanding stock of PDI is owned by its officers. The administrative services provided by the administrators, which are described more fully in the Statement of Additional Information, include providing and supervising the operation of an automated data processing system to process purchase and redemption orders; assisting in maintaining the Fund's Wilmington, Delaware office; performing administrative services in connection with the Fund's computer access program maintained to facilitate shareholder access to the Fund; accumulating information for and coordinating the preparation of reports to the Fund's shareholders and the SEC; and maintaining the registration or qualification of the Fund's shares for sale under state securities laws. PFPC and PDI are each responsible for carrying out the duties undertaken pursuant to the Administration Agreement with the Fund.



     For their administrative services, the administrators are entitled jointly to receive a fee, computed daily and payable monthly. (For information regarding the administrators' waivers and expense reimbursements, see "Investment Adviser and Sub-Adviser" above.) The Fund also reimburses each administrator for its reasonable out-of-pocket expenses incurred in connection with the Fund's computer access program. For the fiscal year ended November 30, 1995, the Fund paid administrative fees aggregating .062% (net of waivers of .113%) of its average daily net assets.



     PFPC also serves as transfer agent, registrar and dividend disbursing agent. PFPC's address is P.O. Box 8950, Wilmington, Delaware 19885-9628. The services provided by PFPC and PDI and the fees payable by the Fund for these services are described further in the Statement of Additional Information under "Management of the Fund."


DISTRIBUTOR

     PDI serves as distributor of the Fund's shares. Its principal offices are located at 259 Radnor-Chester Road, Suite 120, Radnor, Pennsylvania 19087. Fund shares are sold on a continuous basis by the distributor as agent. The distributor pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Fund (excluding preparation and printing expenses necessary for the continued registration of the Fund's shares) and of printing and distributing all sales literature. No compensation is payable by the Fund to the distributor for its distribution services.

SERVICE ORGANIZATIONS


     Institutional investors, such as banks, savings and loan associations and other financial institutions, including affiliates of PNC Bank Corp. ("Service Organizations"), may purchase Dollar Shares. Dollar Shares are identical in all respects to MuniCash Shares except that they bear the service fees described below and enjoy certain exclusive voting rights on matters relating to these fees. The Fund will enter into an agreement with each Service Organization which purchases Dollar Shares requiring it to provide support services to its customers who are the beneficial owners of such shares in consideration of the Fund's payment of .25% (on an annualized basis) of the average daily net asset value of the Dollar Shares held by the Service Organization for the benefit of customers. Such services, which are described more fully in the Statement of Additional Information under "Management of the Funds--Service Organizations," include aggregating and processing purchase and redemption requests from customers and placing net purchase and redemption orders with PFPC; processing dividend payments from the Fund on behalf of customers; providing information periodically to customers showing their positions in Dollar Shares; and providing sub-accounting or the information necessary for sub-accounting with respect to Dollar Shares beneficially owned by customers. Under the terms of the agreements, Service Organizations are required to provide to their customers a schedule of any fees that they may charge to the customers in connection with their investments in Dollar Shares. MuniCash Shares are sold to institutions that have not entered into servicing agreements with the Fund in connection with their investments.


EXPENSES


     Except as noted above and in the Statement of Additional Information, the Fund's service contractors bear all expenses in connection with the performance of their services. Similarly, the Fund bears the expenses incurred in its operations. For the fiscal year ended November 30, 1995, the Fund's total expenses for MuniCash Shares and Dollar Shares were .18% and .43% of the average daily net assets (net of fee waivers of .23% and .23%, respectively). With regard to fees paid exclusively by Dollar Shares, see "Service Organizations" above.


BANKING LAWS


     Banking laws and regulations presently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company engaged continuously in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling or distributing securities such as Fund shares. Such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, transfer agent or custodian to such an investment company, or from purchasing shares of such a company for or upon the order of customers. PNC Bank, PIMC and PFPC, as well as some Service Organizations, are subject to such banking laws and regulations, but believe they may perform the services for the Fund contemplated by their respective agreements, this Prospectus and the Statement of Additional Information without violating applicable banking laws or regulations.



     Should future legislative, judicial or administrative action prohibit or restrict the activities of bank Service Organizations in connection with the provision of support services to their customers, the Fund might be required to alter or discontinue its arrangements with Service Organizations and change its method of operations with respect to Dollar Shares. It is not anticipated, however, that any change in the Fund's method of operations would affect its net asset value per share or result in a financial loss to any customer.

                                   DIVIDENDS


     Shareholders of the Fund are entitled to dividends and distributions arising only from the net investment income and capital gains, if any, earned on investments held by the Fund. The Fund's net investment income is declared daily as a dividend to shareholders of record at the close of business on the day of declaration. Shares begin accruing dividends on the day the purchase order for the shares is executed and continue to accrue dividends through the day before such shares are redeemed. Dividends are paid monthly by check, or by wire transfer if requested in writing by the shareholder, within five business days after the end of the month or within five business days after a redemption of all of a shareholder's shares of a particular class. The Fund does not expect to realize net long-term capital gains.



     Dividends are determined in the same manner for each class of shares of the Fund. Dollar Shares bear all the expense of fees paid to Service Organizations and as a result, at any given time, the net yield on Dollar Shares will be approximately .25% lower than the net yield on MuniCash Shares.


     Institutional shareholders may elect to have their dividends reinvested in additional full and fractional shares of the same class of shares with respect to which such dividends are declared at the net asset value of such shares on the payment date. Reinvested dividends receive the same tax treatment as dividends paid in cash. Such election, or any revocation thereof, must be made in writing to PFPC at P.O. Box 8950, Wilmington, Delaware 19899, and will become effective after its receipt by PFPC with respect to dividends paid.

     PFPC, as transfer agent, will send each Fund shareholder or its authorized representative an annual statement designating the amount, if any, of any dividends and distributions made during each year and their federal tax qualification.


                                     TAXES



     The Fund qualified in its last taxable year and intends to qualify in future years as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). A regulated investment company is generally exempt from federal income tax on amounts distributed to its shareholders.



     Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that the Fund distribute to its shareholders at least the sum of 90% of its exempt-interest income net of certain deductions and 90% of its investment company taxable income for such year. Dividends derived from exempt-interest income may be treated by the Fund's shareholders as items of interest excludable from their gross income under
Section 103(a) of the Code, unless under the circumstances applicable to the particular shareholder the exclusion would be disallowed. (See the Statement of Additional Information under "Additional Information Concerning Taxes.")



     If the Fund should hold certain private activity bonds issued after August 7, 1986, shareholders must include, as an item of tax preference, the portion of dividends paid by the Fund that is attributable to interest on such bonds in their federal alternative minimum taxable income for purposes of determining liability (if any) for the 26-28% alternative minimum tax applicable to individuals and the 20% alternative minimum tax and the environmental tax applicable to corporations. Corporate shareholders must also take all exempt-interest dividends into account in determining certain adjustments for federal alternative minimum and environmental tax purposes. The environmental tax applicable to corporations is imposed at the rate of .12% on the excess of the corporation's modified federal alternative minimum taxable income over $2,000,000. Shareholders receiving Social Security benefits should note that all exempt-interest dividends will be taken into account in determining the taxability of such benefits.



     To the extent, if any, dividends paid to shareholders are derived from taxable income or from long-term or short-term capital gains, such dividends will not be exempt from federal income tax, whether such dividends are paid in the form of cash or additional shares, and may also be subject to state and local taxes. Under state or local law, the Fund's distributions of net investment income may be taxable to investors as dividend income even though a substantial portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.



     Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by the shareholders and paid by the Fund on December 31 of such year provided that such dividends are actually paid during January of the following year.



     The foregoing discussion is only a brief summary of some of the important federal tax considerations generally affecting the Fund and its shareholders. No attempt is made to present a detailed explanation of the federal, state or local income tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Fund should consult their tax advisors with specific reference to their own tax situation.


                                     YIELDS


     From time to time, the "yields", "effective yields" and "tax-equivalent yields" for MuniCash Shares and Dollar Shares may be quoted in advertisements or in reports to shareholders. Yield quotations are computed separately for MuniCash Shares and Dollar Shares. The "yield" for a particular class or sub-class of Fund shares refers to the income generated by an investment in the shares over a specified period (such as a seven-day period). This income is then "annualized"; that is, the amount of income generated by the investment during that period is assumed to be generated for each such period over a 52-week or one-year period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in a particular class or sub-class is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The "tax-equivalent yield" demonstrates the level of taxable yield necessary to produce an after-tax yield equivalent to the Fund's tax-free yield for MuniCash Shares and Dollar Shares. It is calculated by increasing the yield (calculated as above) by the amount necessary to reflect the payment of federal taxes at a stated rate. The "tax-equivalent yield" will always be higher than the "yield".


     The Fund's yields may be compared to those of other mutual funds with similar objectives, to bond or other relevant indices, or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds, or to the average yields reported by the Bank Rate Monitor from money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas. For example, such data are reported in national financial publications such as IBC/Donoghue's Money Fund Report(R), Ibbotson Associates of Chicago, The Wall Street Journal, and The New York Times, reports prepared by Lipper Analytical Services, Inc., and publications of a local or regional nature.


     The Fund's yield figures for MuniCash Shares and Dollar Shares represent the Fund's past performance, will fluctuate, and should not be considered as representative of future results. The yield of any investment is generally a function of portfolio quality and maturity, type of investment, and operating expenses. Any fees charged by Service Organizations or other institutional investors directly to their customers in connection with investments in Fund shares are not reflected in the Fund's yields; and such fees, if charged, would reduce the actual return received by customers on their investments. The methods used to compute the Fund's yields are described in more detail in the Statement of Additional Information. Investors may call (800) 821-6006 (MuniCash Shares code: 48; Dollar Shares code: 54) to obtain current yield information.



                    DESCRIPTION OF SHARES AND MISCELLANEOUS


     The Company was organized as a Maryland corporation in 1979 under the name Municipal Fund for Temporary Investment, Inc. and was reorganized into a Pennsylvania trust effective June 1, 1981. The Company commenced operations of the Fund on February 23, 1984.

     The Company's Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest in the Company and to classify or reclassify any unissued shares into one or more classes of shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of six classes of shares designated as MuniCash, MuniCash Dollar, MuniFund, MuniFund Dollar, Intermediate Municipal and Intermediate Municipal Dollar. The Declaration of Trust further authorizes the trustees to classify or reclassify any class of shares into one or more sub-classes.

     THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN RELATE PRIMARILY TO THE FUND AND DESCRIBE ONLY THE INVESTMENT OBJECTIVE AND POLICIES, OPERATIONS, CONTRACTS, AND OTHER MATTERS RELATING TO THE FUND. INVESTORS WISHING TO OBTAIN SIMILAR INFORMATION REGARDING MUNIFUND OR INTERMEDIATE MUNICIPAL FUND MAY OBTAIN SEPARATE PROSPECTUSES DESCRIBING THOSE PORTFOLIOS BY CALLING THE DISTRIBUTOR AT 800-998-7633.

     The Company does not intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Company will call a meeting of shareholders for the purpose of voting upon the question of removal of a member of the Board of Trustees upon written request of shareholders owning at least 10% of the outstanding shares of the Company entitled to vote.


     Each Fund Share represents an equal proportionate interest in the assets belonging to the Fund. Each share is without par value and has no preemptive or conversion rights. When issued for payment as described in this Prospectus, shares will be fully paid and non-assessable.

     Holders of the Company's MuniCash Shares and Dollar Shares will vote in the aggregate and not by class on all matters, except where otherwise required by law and except that only Dollar Shares will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Fund's arrangements with Service Organizations. Further, shareholders of all of the Company's portfolios will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. (See the Statement of Additional Information under "Additional Description Concerning Fund Shares" for examples where the 1940 Act requires voting by portfolio.) Shareholders of the Company are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of the Company may elect all of the trustees.


     For information concerning the redemption of Fund shares and possible restrictions on their transferability, see "Purchase and Redemption of Shares."

     As stated above, the Company is organized as a trust under the laws of the Commonwealth of Pennsylvania. Shareholders of such a trust may, under certain circumstances, be held personally liable (as if they were partners) for the obligations of the trust. The Company's Declaration of Trust provides for indemnification out of the trust property of any shareholder of the Fund held personally liable solely by reason of being or having been a shareholder and not because of any acts or omissions or some other reason.

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

--------------------------------------------------------------------------------
       NO PERSON HAS BEEN AUTHORIZED
       TO GIVE ANY INFORMATION OR TO
       MAKE ANY REPRESENTATIONS NOT
       CONTAINED IN THIS PROSPECTUS,
       OR IN THE FUND'S STATEMENT OF
       ADDITIONAL INFORMATION
       INCORPORATED HEREIN BY
       REFERENCE, IN CONNECTION WITH
       THE OFFERING MADE BY THIS
       PROSPECTUS; AND, IF GIVEN OR
       MADE, SUCH INFORMATION OR
       REPRESENTATIONS MUST NOT BE
       RELIED UPON AS HAVING BEEN
       AUTHORIZED BY THE COMPANY OR
       ITS DISTRIBUTOR. THIS
       PROSPECTUS DOES NOT
       CONSTITUTE AN OFFERING BY THE
       COMPANY OR BY THE DISTRIBUTOR
       IN ANY JURISDICTION IN WHICH
       SUCH OFFERING MAY NOT
       LAWFULLY BE MADE.


     ---------------------------------------------------------------------------
             TABLE OF CONTENTS


                                         PAGE
                                        ------
         Background and Expense
           Information..................      2
         Financial Highlights...........      3
         Investment Objective and
           Policies.....................      5
         Purchase and Redemption of
           Shares.......................      8
         Management of the Fund.........     10
         Dividends......................     14
         Taxes..........................     14
         Yields.........................     15
         Description of Shares and
           Miscellaneous................     16


       PIF-P-010


--------------------------------------------------------------------------------

                                                       MUNICASH
                                                AN INVESTMENT PORTFOLIO
                                                      OFFERED BY
                                             MUNICIPAL FUND FOR TEMPORARY
                                                      INVESTMENT
                                                        [LOGO]

                                                      Prospectus


                                                    March 30, 1996

                             MUNIFUND AND MUNICASH
                        Investment Portfolios Offered By
                    Municipal Fund for Temporary Investment

                      Statement of Additional Information

                                 March 30, 1996



                               TABLE OF CONTENTS

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                                                                                                                           ----
The Company . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            2

Investment Objective and Policies . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            2

Municipal Obligations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            9

Additional Purchase and Redemption Information  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           11

Management of the Funds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           14

Additional Information Concerning Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           24

Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           27

Additional Yield Information  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           27

Additional Description Concerning Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           28

Counsel . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           29

Auditors. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           29

Miscellaneous . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           30

Appendix  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          A-1




                 This Statement of Additional Information is meant to be read in conjunction with the Prospectuses for the MuniFund and MuniCash portfolios, each dated March 30, 1996, and is incorporated by reference in its entirety into each Prospectus. Because this Statement of Additional Information is not itself a prospectus, no investment in shares of the MuniFund or MuniCash portfolios should be made solely upon information contained herein. Copies of a Prospectus for MuniFund, or MuniCash may be obtained by calling 800-821-7432. Capitalized terms used but not defined herein have the same meanings as in the Prospectuses.

                                  THE COMPANY

                 Municipal Fund for Temporary Investment (the "Company") is a no-load, diversified, open-end investment company presently offering three separate investment portfolios--MuniFund and MuniCash (individually, a "Fund"; collectively, the "Funds") and Intermediate Municipal Fund.

                 The investment objective and policies of MuniFund and MuniCash are comparable, and securities held by each of these portfolios consist of tax-exempt obligations (as defined in the prospectuses) and tax-exempt derivatives such as tender option bonds, participations, beneficial interests in trusts and partnership interests ("Municipal Obligations") having remaining maturities of 13 months or less at the time of purchase. Although MuniFund and MuniCash have the same investment adviser and have comparable investment objectives, their yields will normally differ due to their differing cash flows and their differing types of portfolio securities (for example, MuniFund invests in securities rated in the highest category by Rating Agencies, and MuniCash may invest in securities rated in the two highest categories by Rating Agencies).

                 THIS STATEMENT OF ADDITIONAL INFORMATION AND MUNIFUND'S AND MUNICASH'S PROSPECTUSES RELATE PRIMARILY TO THE FUNDS AND DESCRIBE ONLY THE INVESTMENT OBJECTIVES AND POLICIES, OPERATIONS, CONTRACTS, AND OTHER MATTERS RELATING TO EACH FUND. INVESTORS WISHING TO OBTAIN SIMILAR INFORMATION REGARDING INTERMEDIATE MUNICIPAL FUND MAY OBTAIN A SEPARATE PROSPECTUS DESCRIBING THAT PORTFOLIO BY CALLING THE DISTRIBUTOR AT 800-998-7633.


                       INVESTMENT OBJECTIVE AND POLICIES

                 As stated in the Funds' Prospectuses, the investment objective of each Fund is to provide as high a level of current interest income exempt from federal income tax as is consistent with relative stability of principal. The following policies supplement the description of each Fund's investment objective and policies as contained in the applicable Prospectuses.

PORTFOLIO TRANSACTIONS

                 Subject to the general control of the Company's Board of Trustees, PNC Institutional Management Corporation ("PIMC"), each Fund's investment adviser, is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for a Fund. Purchases and sales of portfolio securities are usually principal transactions without brokerage commissions. In making portfolio investments, PIMC seeks to obtain the best net price and the most favorable execution of orders. To the extent that the execution and price offered by more than one dealer are comparable, PIMC may, in its discretion, effect transactions in portfolio securities with dealers who provide the Company with research advice or other services. Research advice and other services furnished by brokers through whom the Funds effect securities transactions may be used by PIMC in servicing accounts in addition to a Fund, and not all such services will necessarily benefit a Fund.

                 Transactions in the over-the-counter market are generally principal transactions with dealers, and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, a Fund, where possible, will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere.

                 Investment decisions for each Fund are made independently from those for another of the Company's portfolios or other investment company portfolios or accounts managed by PIMC. Such other portfolios may invest in the same securities as the Funds. When purchases or sales of the same security are made at substantially the same time on behalf of such other portfolios, transactions are averaged as to price, and available investments allocated as to amount, in a manner which PIMC believes to be equitable to each portfolio, including either Fund. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained for a Fund. To the extent permitted by law, PIMC may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for such other portfolios in order to obtain best execution.


                 The Funds will not execute portfolio transactions through or acquire portfolio securities issued by PIMC, PNC Bank, National Association ("PNC Bank"), PFPC Inc. ("PFPC") or Provident Distributors, Inc. ("PDI"), or any affiliated person (as such term is defined in the Investment Company Act of 1940 (the "1940 Act") of any of them, except to the extent permitted by the Securities and Exchange Commission ("the SEC"). In addition, the Funds will not purchase Municipal Obligations during the existence of any underwriting or selling group relating thereto of which PDI or PNC Bank or any affiliate thereof is a member, except to the extent permitted by the SEC. Under certain circumstances, a Fund may be at a disadvantage because of these limitations in comparison with other investment company portfolios which have a similar investment objective but are not subject to such limitations. Furthermore, with respect to such transactions and securities, a Fund will not give preference to Service Organizations with whom a Fund enters into agreements concerning the provision of support services to customers who beneficially own MuniFund Dollar shares or MuniCash

Dollar shares (collectively, "Dollar shares"). (See the applicable Prospectus, "Management of the Fund--Service Organizations.")

                 A Fund may participate, if and when practicable, in bidding for the purchase of Municipal Obligations directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund will engage in this practice, however, only when PIMC, in its sole discretion, believes such practice to be in a Fund's interest.

                 The Funds do not intend to seek profits through short-term trading. Each Fund's annual portfolio turnover will be relatively high, but a Fund's portfolio turnover is not expected to have a material effect on its net income. Each Fund's portfolio turnover rate is expected to be zero for regulatory reporting purposes.

ADDITIONAL INFORMATION ON INVESTMENT PRACTICES

                 VARIABLE AND FLOATING RATE INSTRUMENTS. Municipal Obligations purchased by the Funds may include variable and floating rate instruments, which provide for adjustments in the interest rate on certain reset dates or whenever a specified interest rate index changes, respectively. Variable and floating rate instruments are subject to the credit quality standards described in the Prospectuses. In some cases the Funds may require that the obligation to pay the principal of the instrument be backed by a letter or line of credit or guarantee. Such instruments may carry stated maturities in excess of 397 days (thirteen months) provided that the maturity-shortening provisions stated in Rule 2a-7 are satisfied. Although a particular variable or floating rate demand instrument may not be actively traded in a secondary market, in some cases, a Fund may be entitled to principal on demand and may be able to resell such notes in the dealer market.

                 Variable and floating rate demand instruments held by a Fund may have maturities of more than thirteen months provided: (i) the Fund is entitled to the payment of principal at any time, or during specified intervals not exceeding thirteen months, upon giving the prescribed notice (which may not exceed 30 days), and (ii) the rate of interest on such instruments is adjusted at periodic intervals which may extend up to thirteen months (397 days). Variable and floating rate notes that do not provide for payment within seven days may be deemed illiquid and subject to the 10% limitation on such investments.

                 In determining a Fund's average weighted portfolio maturity and whether a variable or floating rate demand instrument has a remaining maturity of thirteen months or less, each instrument will be deemed by a Fund to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. In determining whether an unrated variable or floating rate demand instrument is of comparable quality at the time of purchase to "Eligible Securities" in which a Fund may invest, each Fund's investment adviser will follow guidelines adopted by the Company's Board of Trustees.

                 WHEN-ISSUED SECURITIES. As stated in the Funds' Prospectuses, a Fund may purchase Municipal Obligations on a "when-issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When a Fund agrees to purchase when-issued securities, the custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case that Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of that Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because that Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, such Fund's liquidity and ability to manage its portfolio might be affected in the event its commitments to purchase when-issued securities ever exceeded 25% of the value of its assets. When a Fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in a Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous. Neither Fund intends to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective. Each Fund reserves the right to sell the securities before the settlement date if it is deemed advisable.

                 STAND-BY COMMITMENTS. Each Fund may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a dealer would agree to purchase at a Fund's option specified Municipal Obligations at their amortized cost value to the Fund plus accrued interest, if any. (Stand-by commitments acquired by a Fund may also be referred to as "put" options.) Stand-by commitments may be exercisable by a Fund at any time before the maturity of the underlying Municipal Obligations and may be sold, transferred, or assigned only with the instruments involved. A Fund's right to exercise stand-by commitments will be unconditional and unqualified.

                 The amount payable to a Fund upon its exercise of a stand-by commitment will normally be (i) the Fund's acquisition cost of the Municipal Obligations (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus
(ii) all interest accrued on the securities since the last interest payment date during that period.

                 Each Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held by a Fund will not exceed 1/2 of 1% of the value of that Fund's total assets calculated immediately after each stand-by commitment is acquired.

                 Each Fund intends to enter into stand-by commitments only with dealers, banks, and broker-dealers which, in the investment adviser's opinion, present minimal credit risks. A Fund's reliance upon the credit of these dealers, banks, and broker-dealers will be secured by the value of the underlying Municipal Obligations that are subject to the commitment.

                 A Fund would acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying Municipal Obligations, which would continue to be valued in accordance with the amortized cost method. Stand-by commitments acquired by a Fund would be valued at zero in determining net asset value. Where the Fund paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by that Fund.

                 ILLIQUID SECURITIES. A Fund may not invest more than 10% of its total net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Each Fund's investment adviser will monitor on an ongoing basis the liquidity of such restricted securities under the supervision of the Board of Trustees.

                 Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional municipal securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance, and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL system sponsored by the National Association of Securities Dealers.

                 Each Fund's investment adviser will monitor the liquidity of restricted securities under the supervision of the Board of Trustees. In reaching liquidity decisions, the investment adviser will consider, inter alia, the following factors: (1) the unregistered nature of a Rule 144A security;
(2) the frequency of trades and quotes for the Rule 144A security; (3) the number of dealers willing to purchase or sell the Rule 144A security and the number of other potential purchasers; (4) dealer undertakings to make a market in the Rule 144A security; (5) the trading markets for the Rule 144A security; and (6) the nature of the Rule 144A security and the nature of marketplace trades (including, the time needed to dispose of the Rule 144A security, methods of soliciting offers, and mechanics of transfer).

                 The Appendix to this Statement of Additional Information contains a description of the relevant rating symbols used by Rating Agencies for Municipal Obligations that may be purchased by each Fund.

INVESTMENT LIMITATIONS

                 The Funds' Prospectuses summarize certain investment limitations that may not be changed without the affirmative vote of the holders of a majority of such Fund's outstanding shares (as defined below under "Miscellaneous"). Below is a complete list of each Fund's investment limitations that may not be changed without such a vote of shareholders.

A Fund may not:

                 1. With respect to MuniFund, purchase any securities other than Municipal Obligations and put options with respect to such obligations; with respect to MuniCash, purchase any securities other than obligations the interest on which is exempt from federal income tax, and put options with respect to such obligations.

                 2. Purchase the securities of any issuer if as a result more than 5% of the value of the Fund's assets would be invested in the securities of such issuer except that up to 25% of the value of the Fund's assets may be invested without regard to this 5% limitation.

                 3. Borrow money except from banks for temporary purposes and then in amounts not in excess of 10% of the value of the Fund's assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's assets at the time of such borrowing. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Fund's portfolio by enabling the Fund to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.)

                 4. Knowingly invest more than 10% of the value of the Fund's assets in securities with legal or contractual restrictions on resale.

                 5. Make loans except that the Fund may purchase or hold debt obligations in accordance with its investment objective, policies and limitations.

                 6. Underwrite any issue of securities except to the extent that the purchase of Municipal Obligations or other securities directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

                 7. Purchase or sell real estate except that the Fund may invest in Municipal Obligations secured by real estate or interests therein.

                 8. Purchase securities on margin, make short sales of securities or maintain a short position.

                 9. Write or sell puts, calls, straddles, spreads or combinations thereof.

                 10. Purchase or sell commodities or commodity contracts, or invest in oil, gas or mineral exploration or development programs.

                 11. Invest in industrial revenue bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than 3 years of continuous operation.

                 12. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition or reorganization.

                 In addition, without the affirmative vote of the holders of a majority of a Fund's outstanding shares, such Fund may not change its policy of investing at least 80% of its total assets in obligations the interest on which is exempt from federal income tax (except during periods of unusual market conditions or during temporary defensive periods). Securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities (including securities backed by the full faith and credit of the United States) are not deemed to be subject to the second investment limitation above. With respect to MuniCash, the percentage restrictions on borrowing and collateralization contained in the third investment limitation above are based on the Fund's total assets, and any interest paid by the Fund on its borrowings pursuant to this investment limitation would reduce the Fund's income. It is currently MuniCash's policy not to purchase portfolio securities while borrowings in excess of 5% of the Fund's net assets are outstanding. The policies and practices stated in this paragraph may be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares, but any such change may require the approval of the SEC and would be disclosed in the Funds' prospectuses prior to being made.


                 In order to permit the sale of Fund shares in certain states, the Funds may make commitments more restrictive than the investment policies and limitations above. Should a Fund determine that any such commitment is no longer in its best interests, it will revoke the commitment by terminating sales of its shares in the state involved.



                             MUNICIPAL OBLIGATIONS

                 Municipal Obligations include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Private activity bonds that are or were issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term Municipal Obligations if the interest paid thereon is exempt from federal income tax. Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income taxes are rendered by counsel to the issuers or bond counsel to the respective issuing authorities at the time of issuance. Neither the Funds nor their investment adviser will review independently the underlying proceedings relating to the issuance of Municipal Obligations or the bases for such opinions.

                 The Funds may hold tax-exempt derivatives which may be in the form of tender option bonds, participations, beneficial interests in a trust, partnership interests or other forms. A number of different structures have been used. For example, interests in long-term fixed-rate Municipal Obligations, held by a bank as trustee or custodian, are coupled with tender option, demand and other features when the tax-exempt derivatives are created. Together, these features entitle the holder of the interest to tender (or put) the underlying Municipal Obligation to a third party at periodic intervals and to receive the principal amount thereof. In some cases, Municipal Obligations are represented by custodial receipts evidencing rights to receive specific future interest payments, principal payments, or both, on the underlying municipal securities held by the custodian. Under such arrangements, the holder of the custodial receipt has the option to tender the underlying municipal securities at its face value to the sponsor (usually a bank or broker dealer or other financial institution), which is paid periodic fees equal to the difference between the bond's fixed coupon rate and the rate that would cause the bond, coupled with the tender option, to trade at par on the date of a rate adjustment. The Funds may hold tax-exempt derivatives, such as participation interests and custodial receipts, for Municipal Obligations which give the holder the right to receive payment of principal subject to the conditions described above. The Internal Revenue Service has not ruled on whether the interest received on tax-exempt derivatives in the form of participation interests or custodial receipts is tax-exempt, and accordingly, purchases of any such interests or receipts are based on the opinion of counsel to the sponsors of such derivative securities. Neither the Funds nor their investment adviser will review independently the underlying proceedings related to the creation of any tax-exempt derivatives or the bases for such opinions.

                 As described in the Funds' Prospectuses, the two principal classifications of Municipal Obligations consist of "general obligation" and "revenue" issues, and each Fund's portfolio may include "moral obligation" issues, which are normally issued by special purpose authorities. There are, of course, variations in the quality of Municipal Obligations both within a particular classification and between classifications, and the yields on Municipal Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Rating Agencies represent their opinions as to the quality of Municipal Obligations. It should be recognized, however, that ratings are general and are not absolute standards of quality, and Municipal

Obligations with the same maturity, interest rate, and rating may have different yields while Municipal Obligations of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of Municipal Obligations may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. A Fund's investment adviser will consider such an event in determining whether the Fund should continue to hold the obligation.

                 An issuer's obligations under its Municipal Obligations are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Obligations may be materially adversely affected by litigation or other conditions.

                 Among other instruments, each Fund may purchase short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Tax-Exempt Commercial Paper, Construction Loan Notes, and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements, or other revenues. In addition, each Fund may invest in other types of tax-exempt instruments such as municipal bonds, private activity bonds, and pollution control bonds, provided they have remaining maturities of thirteen months or less at the time of purchase.

                 The payment of principal and interest on most securities purchased by a Fund will depend upon the ability of the issuers to meet their obligations. The District of Columbia, each state, each of their political subdivisions, agencies, instrumentalities, and authorities and each multi-state agency of which a state is a member is a separate "issuer" as that term is used in this Statement of Additional Information and the Funds' Prospectuses. The non-governmental user of facilities financed by private activity bonds is also considered to be an "issuer."


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

IN GENERAL

                 Information on how to purchase and redeem each Fund's shares is included in the applicable Prospectuses. The issuance of a Fund's shares is recorded on a Fund's books, and share certificates are not issued unless expressly requested in writing.
Certificates are not issued for fractional shares.

                 The regulations of the Comptroller of the Currency provide that funds held in a fiduciary capacity by a national bank approved by the Comptroller to exercise fiduciary powers must be invested in accordance with the instrument establishing the fiduciary relationship and local law. The Company believes that the purchase of MuniFund or MuniCash shares by such national banks acting on behalf of their fiduciary accounts is not contrary to applicable regulations if consistent with the particular account and proper under the law governing the administration of the account.




                 Prior to effecting a redemption of shares represented by certificates, PFPC, the Company's transfer agent, must have received such certificates at its principal office. All such certificates must be endorsed by the redeeming shareholder or accompanied by a signed stock power, in each instance with the signature guaranteed by a commercial bank, a member of a major stock exchange or other eligible guarantor institution, unless other arrangements satisfactory to a Fund have previously been made. A Fund may require any additional information reasonably necessary to evidence that a redemption has been duly authorized.

                 Under the 1940 Act, a Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange is closed, other than customary weekend and holiday closings, or during which trading on said Exchange is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.) In addition, a Fund may redeem shares involuntarily in certain other instances if the Board of Trustees determines that failure to redeem may have material adverse consequences to that Fund's shareholders in general. If the Board of Trustees determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, a Fund may make payment wholly or partly in securities or other property. (See "Net Asset Value" below for an example of when such form of payment might be appropriate.)

                 Any institution purchasing shares on behalf of separate accounts will be required to hold the shares in a single nominee name (a "Master Account"). Institutions investing in more than one of the Company's portfolios or series of shares must maintain a separate Master Account for each portfolio or series of shares. Institutions may also arrange with PFPC for certain sub-accounting services (such as purchase, redemption, and dividend recordkeeping). Sub-accounts may be established by name or number either when the Master Account is opened or later.

NET ASSET VALUE

                 As stated in each Fund's Prospectus, each Fund's net asset value per share is calculated by adding the value of all of the Fund's Portfolio securities and other assets belonging to that Fund, subtracting the liabilities attributable to each class, and dividing the result by the total number of the outstanding shares of each class outstanding. Assets belonging to a Fund consist of the consideration received upon the issuance of Fund shares together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Company not belonging to a particular portfolio. Assets belonging to a Fund are charged with the direct liabilities of that Fund and with a share of the general liabilities of the Company allocated on a daily basis in proportion to the relative net assets of the Fund and the Company's other portfolio. Determinations made in good faith and in accordance with generally accepted accounting principles by the Company's Board of Trustees as to the allocation of any assets or liabilities with respect to a Fund are conclusive.

                 As stated in the Funds' Prospectuses, in computing the net asset value of its shares for purposes of sales and redemptions, each Fund uses the amortized cost method of valuation. Under this method, a Fund values each of its portfolio securities at cost on the date of purchase and thereafter assumes a constant proportionate amortization of any discount or premium until maturity of the security. As a result, the value of a portfolio security for purposes of determining net asset value normally does not change in response to fluctuating interest rates. While the amortized cost method provides certainty in portfolio valuation, it may result in valuations for the Funds' securities which are higher or lower than the market value of such securities.

                 In connection with its use of amortized cost valuation, each Fund limits the dollar-weighted average maturity of its portfolio to not more than 90 days and does not purchase any instrument with a remaining maturity of more than 13 months (397 days)(with certain exceptions). The Company's Board of Trustees has also established, pursuant to rules promulgated by the SEC, procedures that are intended to stabilize each Fund's net asset value per share for purposes of sales and redemptions at $l.00. Such procedures include the determination at such intervals as the Board deems appropriate, of the extent, if any, to which a

Fund's net asset value per share calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds 1/2 of 1% with respect to either Fund, the Board will promptly consider what action, if any, should be initiated. If the Board believes that the amount of any deviation from a Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to investors or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity, shortening the Fund's average portfolio maturity, redeeming shares in kind, reducing or withholding dividends, or utilizing a net asset value per share determined by using available market quotations.


                            MANAGEMENT OF THE FUNDS

TRUSTEES AND OFFICERS

                 The Company's trustees and executive officers, their addresses, principal occupations during the past five years, and other affiliations are provided below. In addition to the information set forth below, the trustees serve in the following capacities:


                 Each trustee of the Company serves as a director of Temporary Investment Fund, Inc. ("Temp") and Provident Institutional Funds, Inc. ("PIF") and as a trustee of Trust for Federal Securities ("Fed"). In addition, Messrs. Fortune and Pepper are directors of Independence Square Income Securities, Inc. ("ISIS") and Managing General Partners of Chestnut Street Exchange Fund ("Chestnut"); Messrs. Pepper and Johnson are directors of Municipal Fund for California Investors, Inc. ("Cal Muni"); Mr. Johnson is a director of Municipal Fund for New York Investors, Inc. ("New York Muni") and the International Dollar Reserve Fund ("IDR").



Each of the Company's officers, with the exception of Mr. Jones, holds like offices with Temp, Fed, and PIF. In addition, Mr. Roach is Treasurer of Chestnut, President and Treasurer of New York Muni and the RBB Fund, Inc. ("RBB"), and Vice President and Treasurer of ISIS and Cal Muni; Mr. Pepper is President and Chairman of the Board of Cal Muni and PIF; Mr. Fortune is President and Chairman of Chestnut and ISIS; and, Mr. Jones is
Secretary of Chestnut, Cal Muni and New York Muni. Each of the investment companies named above receives various advisory and other services from PIMC and PNC Bank. Of the above-mentioned funds, PDI provides distribution services to Temp, Fed, Cal Muni, New York Muni, PIF and IDR. Of the above-mentioned funds, PFPC and PDI provide administrative services to Temp, PIF, Fed, Cal Muni and New York Muni.

                                                                                         Principal Occupations
                                                            Position with                During Past 5 Years and
Name and Address                                            the Company                  Other Affiliations
----------------                                            -------------                -----------------------
PHILIP E. COLDWELL(2,3,4)                                   Trustee                      Economic Consultant;
Coldwell Financial                                                                       Chairman Coldwell Financial Consultants
Consultants                                                                              Member of the Board of
3330 Southwestern Blvd.                                                                  Governors of the Federal
Dallas, TX  75225                                                                        Reserve System, 1974 to
                                                                                         1980; President, Federal Reserve Bank
Age 73                                                                                   of Dallas, 1968 to 1974; Director,
                                                                                         Maxus Energy Corporation (energy
                                                                                         products); 1989-1993 Director, Diamond
                                                                                         Shamrock Corp. (energy and chemical
                                                                                         products) until 1987.



ROBERT R. FORTUNE(2,3,4)                                    Trustee                      Financial Consultant; Former
2920 Ritter Lane                                                                         Chairman, President and
Allentown, PA  18104                                                                     Chief Executive Officer of Associated
                                                                                         Electric & Gas Insurance Services
Age 79                                                                                   Limited 1984 to 1993; Member of the
                                                                                         Financial Executives Institute and
                                                                                         American Institute of Certified Public
                                                                                         Accountants; Director, Prudential
                                                                                         Utility Fund, Inc., and Prudential
                                                                                         Structured Maturity Fund, Inc.


RODNEY D. JOHNSON(3,4)                                      Trustee                      President, Fairmount Capital
Fairmount Capital                                                                        Advisors, Inc. (financial
Advisors, Inc.                                                                           advising) since 1987;
1435 Walnut Street                                                                       Vice President for Financial
Drexel Building                                                                          Affairs and Treasurer, Temple
Philadelphia, PA  19102                                                                  University, 1983 to 1987; Member, Board
                                                                                         of Education, School District of
Age 54                                                                                   Philadelphia, 1983 to 1988.


G. WILLING PEPPER(1,2)                                      Chairman of                  Retired; Chairman of the
128 Springton Lake Road                                     the Board,                   Board, The Institute
Media, PA 19063                                             President,                   for Cancer Research until 1979;
                                                            and Trustee                  Director, Philadelphia National Bank
Age 87                                                                                   until 1978; President, Scott Paper
                                                                                         Company, 1971 to 1973; Chairman of the
                                                                                         Board, Specialty Composites Corp. until
                                                                                         May 1984.


EDWARD J. ROACH                                             Vice President               Certified Public Accountant;
Bellevue Park                                               and Treasurer                Vice Chairman of the Board,
Corporate Center                                                                         Fox Chase Cancer Center;
400 Bellevue Parkway                                                                     Trustee Emeritus, Pennsylvania
Suite 100                                                                                School for the Deaf; Trustee,
Wilmington, DE  19809                                                                    Emeritus Immaculata College; Director,
                                                                                         The Bradford Funds, Inc.
Age 71


                                                            Principal Occupations
                                 Position with              During Past 5 Years and
Name and Address                 the Company                Other Affiliations
----------------                 -------------              -----------------------
MORGAN R. JONES                  Secretary                  Partner of the law firm of
1345 Chestnut Street                                        Drinker Biddle & Reath,
PNB Building                                                Philadelphia, Pennsylvania.
Philadelphia, PA 19107-3496

Age 56

------------------------------

(1) This trustee is considered by the Company to be an "interested person" of the Company as defined in the 1940 Act.
(2)      Executive Committee Member.
(3)      Audit Committee Member.
(4)      Nominating Committee Member.

                               -----------------

                 During intervals between meetings of the Board, the Executive Committee may exercise the authority of the Board of Trustees in the management of the Company's business to the extent permitted by law.


              For the fiscal year ended November 30, 1995, the Company paid a total of $94,175 to its officers and trustees in all capacities, of which $64,500 was allocated to MuniFund and $28,800 was allocated to MuniCash. In addition, the Company contributed $2,534 for its last fiscal year to its retirement plan for employees (who included Mr. Roach), of which $1,685 was allocated to MuniFund and $828 was allocated to MuniCash. Drinker Biddle & Reath, of which Mr. Jones is a partner, receives legal fees as counsel to the Company. No employee of PDI, PIMC, PFPC or PNC Bank acts as an officer or trustee of the Company. The trustees and officers of the Company as a group beneficially own less than 1% of the shares of each of the Company's portfolios.


                 By virtue of the responsibilities assumed by PDI, PFPC, PIMC, and PNC Bank under their respective agreements with the Company, the Company itself requires only one part-time employee in addition to its officers.


              The table below sets forth the compensation actually received from the Fund Complex of which the Fund is a part by the trustees for the fiscal year ended November 30, 1995:




                                                       Pension or                           Total
                                                       Retirement                        Compensation
                                                        Benefits                       from Registrant
                                                         Accrued       Estimated           and Fund
                                       Aggregate       as Part of        Annual            Complex(1)
                                      Compensation        Fund       Benefits Upon          Paid to
      Name of Person, Position      from Registrant     Expenses       Retirement          Trustees
 Philip E. Coldwell,                    $ 10,800.00         0             N/A           (3)(2) 43,600.00
 Trustee

 Robert R. Fortune,                       10,800.00         0             N/A           (5)(2) 63,600.00
 Trustee

 Rodney D. Johnson,                       10,800.00         0             N/A           (5)(2) 55,850.00
 Trustee

                                                       Pension or                           Total
                                                       Retirement                        Compensation
                                                        Benefits                       from Registrant
                                                         Accrued       Estimated           and Fund
                                       Aggregate       as Part of        Annual            Complex(1)
                                      Compensation        Fund       Benefits Upon          Paid to
      Name of Person, Position      from Registrant     Expenses       Retirement          Trustees
 G. Willing Pepper, Trustee and       19,100.00             0             N/A           (6)(2) 96,250.00
 Chairman

 David R. Wilmerding, Jr.,(3)         12,466.68             0             N/A           (5)(2) 60,600.04
 Trustee

 Anthony M. Santomero,(4)             10,800.00             0             N/A           (4)(2) 49,900.00
 Trustee                             ----------                                                ---------

                                     $74,766.68                                              $369,800.04
--------------------------


1. A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies.

2. Total number of such other investment companies trustee serves on within the Fund Complex.


3.       Mr. Wilmerding resigned as trustee of the Company on January 4, 1996.



4.       Mr. Santomero resigned as trustee of the Company on January 4, 1996.



INVESTMENT ADVISER AND SUB-ADVISER

                 The advisory and sub-advisory services provided by PIMC and PNC Bank are described in the Funds' Prospectuses. With respect to MuniFund and MuniCash, for the advisory services provided and expenses assumed by it, PIMC is entitled to receive fees, computed daily and payable monthly, at the following annual rates:

         Annual Fee                                A Fund's Average Net Assets
         ----------                                ---------------------------
         .175%    . . . . . . . . . . . . . . .     of the first $1 billion
         .150%    . . . . . . . . . . . . . . .     of the next $1 billion
         .125%    . . . . . . . . . . . . . . .     of the next $1 billion
         .100%    . . . . . . . . . . . . . . .     of the next $1 billion
         .095%    . . . . . . . . . . . . . . .     of the next $1 billion
         .090%    . . . . . . . . . . . . . . .     of the next $1 billion
         .085%    . . . . . . . . . . . . . . .     of the next $1 billion
         .080%    . . . . . . . . . . . . . . .     of amounts in excess of $7
                                                    billion.

PIMC and PNC Bank also serve as adviser and sub-adviser, respectively, for the Company's Intermediate Municipal Fund portfolio.

                 PIMC, and the administrators may from time to time reduce their fees to ensure that the Funds' ordinary operating expenses (excluding interest, taxes, brokerage fees, fees paid to Service Organizations pursuant to Servicing Agreements, and extraordinary expenses) do not exceed a specified percentage of the average net assets. PIMC and the administrators have agreed that if, in any fiscal year, the expenses borne by a Fund exceed the applicable expense limitations imposed by the securities regulations of any state in which shares of that Fund are registered or qualified for sale to the public, they will each reimburse that Fund for a portion of any such excess expense in an amount equal to the portion that the administration fees otherwise payable by the Fund to the administrators bear to the total amount of the investment advisory and administration fees otherwise payable to the Fund. To each Fund's knowledge, of the expense limitations in effect on the date of this Statement of Additional Information, none is more restrictive than two and one-half percent (2-1/2%) of the first $30 million of a Fund's average annual net assets, two percent (2%) of the next $70 million of the average annual net assets, and one and one-half percent (1-1/2%) of the remaining average annual net assets.


                 For the fiscal years ended November 30, 1993, 1994 and 1995, MuniFund paid fees for advisory services aggregating $948,898, $866,146 and $800,406, respectively. For the same periods, PIMC waived payment of additional advisory fees totalling $777,192, $658,668 and $540,756, respectively, although the expense limitations then in effect were not exceeded. For the fiscal years ended November 30, 1993, 1994 and 1995, MuniCash paid fees for advisory services aggregating $397,197, $267,690 and $231,399, respectively. For the same periods, PIMC waived payment of additional advisory fees totalling $659,379, $477,176 and $424,828, respectively, although the expense limitations then in effect were not exceeded.


BANKING LAWS

                 Certain banking laws and regulations with respect to investment companies are discussed in each Fund's Prospectus. PIMC, PNC Bank and PFPC believe that they may perform the services for the Funds contemplated by their respective agreements, Prospectuses and this Statement of Additional Information without violation of applicable banking laws or regulations. It should be noted, however, that future changes in legal requirements relating to the permissible activities of banks and their affiliates, as well as further interpretations of present requirements, could prevent PIMC and PFPC from continuing to perform such services for the Funds and PNC Bank from continuing to perform such services for PIMC and the Funds. If PIMC, PFPC, or PNC Bank were prohibited from continuing to perform such services, it is expected that the Company's Board of Trustees would recommend that the Funds enter into new agreements with other qualified firms. Any new advisory agreement would be subject to shareholder approval.

                 In addition, state securities laws on this issue may differ from the interpretations of federal laws expressed herein and bank and financial institutions may be required to register as dealers pursuant to state law.

ADMINISTRATORS

                 As the Funds' administrators, PFPC and PDI have agreed to provide the following services: (i) assist generally in supervising a Fund's operations, including providing a Wilmington, Delaware order-taking facility with toll-free IN-WATS telephone lines, providing for the preparing, supervising, and mailing of purchase and redemption order confirmations to shareholders of record, providing and supervising the operation of an automated data processing system to process purchase and redemption orders, maintaining a back-up procedure to reconstruct lost purchase and redemption data, providing information concerning each Fund to its shareholders of record, handling shareholder problems, providing (through PDI) the services of employees to preserve and strengthen shareholder relations and monitoring the arrangements pertaining to a Fund's agreements with Service Organizations; (ii) assure that persons are available to receive and transmit purchase and redemption orders;
(iii) participate in the periodic updating of the Funds' Prospectuses; (iv) assist in maintaining the Funds' Wilmington, Delaware office; (v) perform administrative services in connection with the Funds' computer access program maintained to facilitate shareholder access to a Fund; (vi) accumulate information for and coordinate the preparation of reports to a Fund's shareholders and the SEC; (vii) provide the services of certain persons who may be elected as trustees or appointed as officers of the Company by the Board of Trustees; and, (viii) review and provide advice with respect to all sales literature of the Funds; and (ix) assist in the monitoring of regulatory and legislative development which may affect the Company, participate in counseling and assisting the Company in relation to routine regulatory examinations and investigations, and work with the Company's counsel in connection with regulatory matters and litigation.

                 For their administrative services, the administrators are entitled jointly to receive fees from the MuniFund and MuniCash portfolios, respectively, computed daily and payable monthly, determined in the same manner as PIMC's advisory fee set forth above. As stated in their Prospectuses, each administrator is also reimbursed for its reasonable out-of-pocket expenses incurred by it in connection with the Funds' computer access program. For information regarding the administrator's obligation to reimburse a Fund in the event its expenses exceed certain prescribed limits, see "Investment Adviser and Sub-Adviser" above.


                 For the fiscal year ended November 30, 1995, the Company paid fees (net of waivers) for administration fees aggregating $800,406 with respect to MuniFund and $231,399 with respect to MuniCash. For the same fiscal year, PFPC and PDI voluntarily waived administration fees aggregating $540,756 with respect to MuniFund and $424,828 with respect to MuniCash. For the fiscal year ended, November 30, 1994, MuniFund and MuniCash paid administration fees totalling $866,146 and $267,690, respectively. For the same period, administration fees of $658,668 with respect to MuniFund and $477,176 with respect to MuniCash were voluntarily waived. For the period from January 18, 1993 through November 30, 1993, the Company paid fees for administrative services to PFPC and PDI (formerly called MFD Group, Inc.), its administrators, aggregating $770,956 with respect to MuniFund and $325,964 with respect to MuniCash. For the same period, administration fees of $707,391 with respect to MuniFund and $561,587 with respect to MuniCash were voluntarily waived. For the period from December 1, 1992 through January 17, 1993 the Company paid fees to Boston Advisors totalling $177,942 with respect to MuniFund and $71,233 with respect to MuniCash. Administration fees payable by MuniFund and MuniCash of $69,801 and $97,792, respectively, were voluntarily waived by Boston Advisors during this period.


                 PFPC, a wholly owned, indirect subsidiary of PNC Bank, provides advisory, administrative or, in some cases sub-advisory and/or sub-administrative services to investment companies which are distributed by PDI. PFPC and PDI also serve as administrators of the Company's Intermediate Municipal Fund Portfolio.

DISTRIBUTOR

                 PDI acts as the distributor of the Funds' shares. The Funds' shares are sold on a continuous basis by the distributor as agent, although it is not obliged to sell any particular amount of shares. The distributor pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Funds (excluding preparation and printing expenses necessary for the continued registration of the Funds' shares). The distributor shall prepare or review, provide advice with respect to and file with the federal and state agencies or other organization as required by federal, state, or other applicable laws and regulations, all sales literature (advertising brochures and shareholder communications) for each of the Funds and any class or subclass thereof. No compensation is payable by the Funds to the distributor for its distribution services. PDI is a Delaware corporation, with its principal place of business located at 259 Radnor-Chester Road, Suite 120, Radnor, Pennsylvania 19087.

CUSTODIAN AND TRANSFER AGENT

                 Pursuant to a Custodian Agreement, PNC Bank serves as the Funds' custodian, holding a Fund's portfolio securities, cash, and other property. Under the Agreement, PNC Bank has agreed to provide the following services: (i) maintain a separate account or accounts in the name of a Fund;
(ii) hold and disburse portfolio securities on account of a Fund; (iii) collect and make disbursements of money on behalf of a Fund; (iv) collect and receive all income and other payments and distributions on account of a Fund's portfolio securities; and, (v) make periodic reports to the Board of Trustees concerning a Fund's operations. PNC Bank also serves as custodian for the Company's Intermediate Municipal Fund portfolio.

                 PFPC also serves as transfer agent, registrar, and dividend disbursing agent to each Fund pursuant to a Transfer Agency Agreement. Under the Agreement, PFPC has agreed to provide the following services: (i) maintain a separate account or accounts in the name of the Funds; (ii) issue, transfer, and redeem Fund shares of the Funds; (iii) transmit all communications by the Fund to its shareholders of record, including reports to its shareholders, dividend and distribution notices, and proxy material for its meetings of shareholders; (iv) respond to correspondence by shareholders, security brokers, and others relating to its duties; (v) maintain shareholder accounts and sub-accounts; (vi) provide installation and other services in connection with the Funds' computer access program maintained to facilitate shareholder access to a Fund; (vii) send each shareholder of record a monthly statement showing the total number of shares owned as of the last business day of the month (as well as the dividends paid during the current month and year); and, (viii) provide each shareholder of record with a daily transaction report for each day on which a transaction occurs in the shareholder's Master Account with a Fund. Further, an institution establishing sub-accounts with PFPC is provided with a daily transaction report for each day on which a transaction occurs in a sub-account and, as of the last calendar day of each month, a report which sets forth the share balances for the sub-accounts at the beginning and end of the month and income paid or reinvested during the month. Finally, PFPC provides each shareholder of record with copies of all information which is required to be filed with the Internal Revenue Service and other appropriate taxing authorities. PFPC also serves as transfer agent for the Company's Intermediate Municipal Fund portfolio.

                 PNC Bank is also authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of a Fund, provided that PNC Bank shall remain responsible for the performance of all of its duties under the Custodian Agreement and shall hold each Fund harmless from the acts and omissions of any bank or trust company serving as sub-custodian.

                 Pursuant to the Custodian Agreement, each Fund pays PNC Bank an annual fee, calculated daily on the average daily gross assets and paid monthly, at the rate of $.25 for each $1000 of the first $250 million, $.20 for each $1000 on the next $250 million, $.15 for each $1000 on the next $500 million, $.09 for each $1000 on the next $2 billion, and $.08 for each $1000 on amounts over $3 billion, plus $15.00 for each purchase, sale, or delivery of fixed income securities (other than "Money Market" obligations) and $40 for each interest collection or claim item. For transfer agency and dividend disbursing services, each Fund pays to PFPC fees at the annual rate of $12.00 per account and sub-account maintained by PFPC plus $1.00 for each purchase or redemption transaction by an account (other than a purchase transaction made in connection with the automatic reinvestment of dividends). Payments to PFPC for sub-accounting services provided by others are limited to the amount which PFPC pays to others for such services. In addition, each Fund reimburses PNC Bank and PFPC for out-of-pocket expenses related to such services. PNC Bank's principal business address is Broad and Chestnut Streets, Philadelphia, Pennsylvania 19102.

SERVICE ORGANIZATIONS

                 As stated in the Funds' Prospectuses, each Fund will enter into an agreement with each Service Organization which purchases Dollar shares requiring it to provide support services to its customers who beneficially own Dollar shares in consideration of the Fund's payment of .25% (on an annualized basis) of the average daily net asset value of that Fund's Dollar shares held by the Service Organization for the benefit of customers. Such services include: (i) aggregating and processing purchase and redemption requests from customers and placing net purchase and redemption orders with PFPC; (ii) providing customers with a service that invests the assets of their accounts in a Fund's Dollar shares; (iii) processing dividend payments from a Fund on behalf of customers; (iv) providing information periodically to customers showing their positions in a Fund's Dollar shares; (v) arranging for bank wires; (vi) responding to customer inquiries relating to the services performed by the Service Organization; (vii) providing sub-accounting with respect to Dollar shares beneficially owned by customers or the information necessary for sub-accounting; (viii) forwarding shareholder communications from the Funds (such as proxies, shareholder reports, annual and semi-annual financial statements, and dividend, distribution and tax notices) to customers, if required by law; and, (ix) other similar services if requested by the Funds. For the fiscal year ended November 30, 1995, the Company paid $270,786 in servicing fees for the Portfolios. $249,022 was paid by MuniCash, 3.6% of which was paid to affiliates of the Company's advisor. $21,685 was paid by MuniFund, 55.5% of which was paid to an affiliate.


                 Each Fund's agreements with Service Organizations are governed by a Shareholder Services Plan (the "Plan") that has been adopted by the Company's Board of Trustees pursuant to an exemptive order granted by the SEC in connection with the offering of a Fund's Dollar shares. Pursuant to the Plan, the Board of Trustees reviews, at least quarterly, a written report of the amounts expended under each Fund's agreements with Service Organizations and the purposes for which the expenditures were made. In addition, a Fund's arrangements with Service Organizations must be approved annually by a majority of the Company's trustees, including a majority of the trustees who are not "interested persons" of the Company as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements (the "Disinterested Trustees").

                 The Board of Trustees has approved each Fund's arrangements with Service Organizations based on information provided by the Company's service contractors that there is a reasonable likelihood that the arrangements will benefit such Fund and its shareholders by affording the Fund greater flexibility in connection with the servicing of the accounts of the beneficial owners of its shares in an efficient manner. Any material amendment to a Fund's arrangements with Service Organizations must be approved by a majority of the Company's Board of Trustees (including a majority of the Disinterested Trustees). So long as a Fund's arrangements with Service Organizations are in effect, the selection and nomination of the members of the Company's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Company will be committed to the discretion of such non-interested trustees.

EXPENSES

                 Each Fund's expenses include taxes, interest, fees, and salaries of the Company's trustees and officers who are not directors, officers, or employees of the Funds' service contractors, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders, advisory and administration fees, charges of the custodian and of the transfer and dividend disbursing agent, Service Organization fees, certain insurance premiums, outside auditing and legal expenses, costs of the Funds' computer access program, costs of shareholder reports and shareholder meetings, and any extraordinary expenses. The Funds also pay for brokerage fees and commissions (if any) in connection with the purchase and sale of portfolio securities.


                    ADDITIONAL INFORMATION CONCERNING TAXES

                 The following summarizes certain additional tax considerations generally affecting a Fund and its shareholders that are not described in the Funds' Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of a Fund or its shareholders or possible legislative changes, and the discussion here and in the applicable Prospectuses is not intended as a substitute for careful tax planning. Investors should consult their tax advisors with specific reference to their own tax situation.

                 As stated in each Prospectus, each Fund of the Company is treated as a separate corporate entity under the Code and intends to qualify each year as a regulated investment company under the Code. In order to so qualify for a taxable year, a Fund must satisfy the distribution requirement described in the Prospectuses, derive at least 90% of its gross income for the year from certain qualifying sources, comply with certain diversification requirements, and derive less than 30% of its gross income for the year from the sale or other disposition of securities and certain other investments held for less than three months. Interest (including original issue discount and accrued market discount) received by a Fund at maturity or disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of the 30% requirement. However, any other income which is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose.

                 As described above and in the Funds' Prospectuses, each Fund is designed to provide institutions with current tax-exempt interest income. Neither Fund is intended to constitute a balanced investment program nor is designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of a Fund would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, not only would not gain any additional benefit from a Fund's dividends being tax-exempt but also such dividends would be taxable when distributed to the beneficiary. In addition, a Fund may not be an appropriate investment for entities which are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his or her trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, or who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners, and an S Corporation and its shareholders.

                 In order for a Fund to pay exempt-interest dividends for any taxable year, at the close of each quarter of its taxable year at least 50% of the aggregate value of that Fund's assets must consist of exempt-interest obligations. After the close of its taxable year, each Fund will notify its shareholders of the portion of the dividends paid by that Fund which constitutes an exempt-interest dividend with respect to such taxable year. However, the aggregate amount of dividends so designated by a Fund cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by that Fund for the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. The percentage of total dividends paid by a Fund with respect to any taxable year which qualifies as federal tax exempt-interest dividends will be the same for all shareholders of such Fund receiving dividends for such year.

                 Interest on indebtedness incurred by a shareholder to purchase or carry a Fund's shares generally is not deductible for federal income tax purposes if that Fund distributes exempt-interest dividends during the shareholder's taxable year.

                 While each Fund does not expect to realize long-term capital gains, any net realized long-term capital gains will be distributed at least annually. A Fund will generally have no tax liability with respect to such gains, and the distributions will be taxable to a Fund's shareholders as long-term capital gains, regardless of how long a shareholder has held a Fund's shares. Such distributions will be designated as a capital gain dividend in a written notice mailed by a Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

                 Similarly, while each Fund does not expect to earn any investment company taxable income, taxable income earned by a Fund will be distributed to its shareholders. In general, a Fund's investment company taxable income will be its taxable income (for example, any short-term capital gains) subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. Each Fund will be taxed on any undistributed investment company taxable income of that Fund. To the extent such income is distributed by a Fund (whether in cash or additional shares), it will be taxable to such Fund's shareholders as ordinary income.

                 A 4% nondeductible excise tax is imposed on regulated investment companies that fail currently to distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of any ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

                 If for any taxable year a Fund does not qualify for tax treatment as a regulated investment company, all of that Fund's taxable income will be subject to tax at regular corporate rates without any deduction for distributions to Fund shareholders. In such event, dividend distributions to shareholders would be taxable to shareholders to the extent of that Fund's earnings and profits and would be eligible for the dividends received deduction for corporations.

                 Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or 31% of gross proceeds realized upon sale paid to its shareholders which have failed to provide a correct tax identification number in the manner required, which is subject to withholding by the Internal Revenue Service for failure properly to include on its return payments of taxable interest or dividends, or which has failed to certify to the Fund that it is not subject to backup withholding when required to do so or that it is an "exempt recipient."

                 Although each Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which they are otherwise deemed to be conducting business, a Fund may be subject to the tax laws of such states or localities.

                 The foregoing discussion is based on federal tax laws and regulations which are in effect on the date of this Statement of Additional Information, such laws and regulations may be changed by legislative or administrative action.

                                   DIVIDENDS

GENERAL

                 Each Fund's net investment income for dividend purposes consists of (i) interest accrued and discount earned on that Fund's assets,
(ii) less amortization of market premium on such assets, accrued expenses directly attributable to that Fund, and the general expenses (e.g. legal, accounting and trustees' fees) of the Company prorated to such Fund on the basis of its relative net assets. The amortization of market discount on a Fund's assets is not included in the calculation of net income. Realized and unrealized gains and losses on portfolio securities are reflected in net asset value. In addition, a Fund's Dollar shares bear exclusively the expense of fees paid to Service Organizations. (See "Management of the Funds--Service Organizations.")

                 As stated, the Company uses its best efforts to maintain the net asset value per share of each Fund at $1.00. As a result of a significant expense or realized or unrealized loss incurred by either Fund, it is possible that the Fund's net asset value per share may fall below $1.00.

                          ADDITIONAL YIELD INFORMATION

                 The "yields", "effective yields" and "tax-equivalent yields" are calculated separately for MuniFund and MuniFund Dollar shares and for MuniCash and MuniCash Dollar shares. The seven-day yield for each series of shares in a Fund is calculated by determining the net change in the value of a hypothetical pre-existing account in a Fund which has a balance of one share of the series involved at the beginning of the period, dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and multiplying the base period return by 365/7. The net change in the value of an account in a Fund includes the value of additional shares purchased with dividends from the original share and dividends declared on the original share and any such additional shares, net of all fees charged to all shareholder accounts in proportion to the length of the base period and the Fund's average account size, but does not include gains and losses or unrealized appreciation and depreciation. In addition, the effective yield quotations may be computed on a compounded basis (calculated as described above) by adding 1 to the base period return for the series involved, raising that sum to a power equal to 365/7, and subtracting 1 from the result. A tax-equivalent yield for each series of a Fund's shares is computed by dividing the portion of the yield (calculated as above) that is exempt from federal income tax by one minus a stated federal income tax rate and adding that figure to that portion, if any, of the yield that is not exempt from federal income tax. Similarly, based on the calculations described above, 30-day (or one-month) yields, effective yields and tax-equivalent yields may also be calculated.


                 For the seven-day period ended November 30, 1995, the yield, effective yield, and tax-equivalent yield for MuniFund shares were 3.52%, 3.58%, and 5.77%, respectively; the yield, effective yield, and tax-equivalent yield on MuniFund Dollar shares were 3.27%, 3.32%, and 5.36%, respectively. During this seven-day period, MuniFund's investment adviser and administrator voluntarily waived a portion of the advisory and administration fees payable by the Fund. Without these waivers, for the same period the yield and effective yield on MuniFund shares would have been 3.38% and 3.44%, respectively; the yield and effective yield on MuniFund Dollar shares would have been 3.13% and 3.18%, respectively.



                 For the same periods, the yield, effective yield, and tax-equivalent yield for MuniCash shares were 3.81%, 3.88% and 6.25%, respectively; the yield, effective yield, and tax-equivalent yield for MuniCash Dollar shares were 3.56%, 3.62% and 5.84%, respectively. During this seven-day period, MuniCash's investment adviser and administrator voluntarily waived a portion of the advisory and administration fees payable by the Fund. Without these waivers, for the same period the yield and effective yield on MuniCash shares would have been 3.58% and 3.64%, respectively; the yield and effective yield on MuniCash Dollar shares would have been 3.33% and 3.38%, respectively.


                 YIELDS WILL FLUCTUATE, AND ANY QUOTATION OF YIELD SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF THE FUTURE PERFORMANCE OF THE FUND. Since yields fluctuate, yield data for any of the Funds cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance and yield are generally functions of kind and quality of the investments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any fees charged by banks with respect to customer accounts in investing in shares of a Fund will not be included in yield calculations; such fees, if charged, would reduce the actual yield from that quoted.


                    ADDITIONAL DESCRIPTION CONCERNING SHARES

                 The Company does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. Upon the written request of shareholders owning at least twenty percent of the Company shares, the Company will call for a meeting of shareholders to consider the removal of one or more trustees and other certain matters. To the extent required by law, the Company will assist in shareholder communication in such matters.

                 As stated in the Funds' Prospectuses, holders of shares in a Fund will vote in the aggregate and not by class or series on all matters, except where otherwise required by law and except that only a Fund's Dollar shares will be entitled to vote on matters submitted to a vote of shareholders pertaining to that Fund's arrangements with Service Organizations. (See "Management of the Funds -- Service Organizations.") Further, shareholders of all of the Company's portfolios will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio. However, the Rule also provides that the ratification of the selection of independent certified public accountants, the approval of principal underwriting contracts, and the election of trustees are not subject to the separate voting requirements and may be effectively acted upon by shareholders of the investment company voting without regard to portfolio.


                                    COUNSEL

                 Drinker Biddle & Reath, Philadelphia National Bank Building, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107-3496, of which Morgan R. Jones, Secretary of the Company, is a partner, serves as counsel of the Company and will pass upon the legality of the shares offered hereby.


                                    AUDITORS

                 The audited Financial Statements and the financial highlights of the Company, which are included in this Statement of Additional Information, have been included in reliance upon the report of KPMG Peat Marwick LLP, independent certified public accountants, which report also appears in this Statement of Additional Information, and upon the authority of said firm as experts in accounting and auditing. KPMG Peat Marwick LLP has offices at 1600 Market Street, Philadelphia, Pennsylvania 19103.


                                 MISCELLANEOUS

SHAREHOLDER VOTE


                 As used in this Statement of Additional Information and the Funds' Prospectuses, a "majority of the outstanding shares" of a Fund or of any other portfolio means with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the vote of the lesser of (1) 67% of that Fund's shares (irrespective of class or series) or of the portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of that Fund or such portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of a Fund (irrespective of class or series) or of the portfolio.


CERTAIN RECORD HOLDERS


                 On March 13, 1996, the name, address, and percentage of ownership of each institutional investor that owned of record 5% or more of the outstanding shares of MuniFund portfolio were as follows:



              Deutsche Bank Securities           55,839,045.280   6.52%
              Attn: Anthony M. Fiore
              1290 Avenue of The Americas
              New York, New York  10104

              Chase Manhattan Bank              103,884,427.000  12.13%
              GSS As Agent
              Stuart Freeman/Sec Code Dept
              2 Chase Plaza, 4th Floor
              New York, New York  10081

              First Interstate Bank California   82,923,297.320   9.68%
              Attn: Fund Accounting, ACM Desk
              26610 W. Agoura Road

               Calabasas, California  91302


               Bank of America NT & SA          66,305,988.750   7.74%
               The Private Bank #8329
               Common Trust Funds Unit 8329
               P.O. Box 3577 Terminal Annex
               Los Angeles, California  90051

               Chemical Bank                   166,749,898.060  19.47%
               Administrative Services
               Attn: Sevan Marinos
               AIS Section 31-270
               270 Park Avenue
               New York, New York  10017



                 On March 13, 1996, the name, address and percentage of ownership of each institutional investor that owned of record 5% or more of the outstanding shares of the Company's MuniCash portfolio were as follows:



               Laird Norton Trust Company       25,622,010.000   7.50%
               Norton Building, 16th Floor
               801 2nd Avenue
               Seattle, Washington  98104

               Harris Trust Bank Arizona        36,014,667.090  10.55%
               Attn: Trust Operations
               6263 N. Scottsdale Road
               Scottsdale, Arizona  85250

               BHC Securities                   20,699,476.760   6.06%
               Attn: Jean Marie Beokers
               2005 Market Street
               One Commerce Square, 11th Floor
               Philadelphia, Pennsylvania 19103

               Synopsys Inc.                    20,249,680.000   5.93%
               Attn: Beverly Silva, Treasury Dept.
               700 E. Middlefield Road
               Mountainview, California  94043

               BHC Securities                   59,594,496.080  17.46%
               Attn: Jean Marie Beokers
               2005 Market Street
               One Commerce Square, 11th Floor
               Philadelphia, Pennsylvania 19103

               Laird Norton Trust Company       28,132,792.000   8.24%
               Norton Building/16th Floor
               801 2nd Avenue
               Seattle, Washington  98104

SHAREHOLDER AND TRUSTEE LIABILITY

                 The Company is organized as a trust under the laws of the Commonwealth of Pennsylvania. Shareholders of such a trust may, under certain circumstances, be held personally liable (as if they were partners) for the obligations of the trust. The Declaration of Trust of the Company provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Company and that every note, bond, contract, order, or other undertaking made by the Company shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of being or having been a shareholder and not because of any acts or omissions or some other reason. The Declaration of Trust also provides that the Company shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Company and satisfy any judgment thereon. Thus, the risk of a shareholder's incurring financial loss beyond the amount invested on account of shareholder liability is limited to circumstances in which the Company itself would be unable to meet its obligations.

                 The Company's Declaration of Trust provides further that no trustee of the Company shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment, or decree arising out of or connected with the administration or preservation of the trust estate or the conduct of any business of the Company, nor shall any trustee be personally liable to any person for any action or failure to act except by reason of bad faith, willful misfeasance, gross negligence in the performance of any duties, or by reason of reckless disregard for the obligations and duties as trustee. It also provides that all persons having any claim against the trustees or the Company shall look solely to the trust property for payment. With the exceptions stated, the Declaration of Trust provides that the trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred in connection with the defense or disposition of any proceeding in which the trustee may be involved or may be threatened with by reason of being or having been a trustee, and that the trustees have the power, but not the duty, to indemnify officers and employees of the Company unless such persons would not be entitled to indemnification had he or she been a trustee.


FINANCIAL STATEMENTS



                 The audited financial statements for the MuniFund and MuniCash Portfolios and notes thereto in the Fund's Annual Report to Shareholders for the fiscal year ended November 30, 1995 (the "1995 Annual Report") are incorporated in this Statement of Additional Information by reference. No other parts of the 1995 Annual Report are incorporated by reference herein.
The financial statements included in the 1995 Annual Report have been audited by the Fund's independent accountants, KPMG Peat Marwick LLP, whose reports thereon are incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such report given upon their authority as experts in accounting and auditing. Additional copies of the 1995 Annual Report may be obtained at no charge by telephoning the Fund at the telephone number appearing on the front page of this Statement of Additional Information.

                                   APPENDIX A



COMMERCIAL PAPER RATINGS


                 A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The following summarizes the rating categories used by Standard and Poor's for commercial paper:


                 "A-1" - Issue's degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted "A-1+."

                 "A-2" - Issue's capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."


                 "A-3" - Issue has an adequate capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes and circumstances than an obligation carrying a higher designation.



                 "B" - Issue has only a speculative capacity for timely payment.



                 "C" - Issue has a doubtful capacity for payment.



                 "D" - Issue is in payment default.



                 Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody's for commercial paper:


                 "Prime-1" - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

                 "Prime-2" - Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.


                 "Prime-3" - Issuer or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.



                 "Not Prime" - Issuer does not fall within any of the Prime rating categories.




                 The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:



                 "D-1+" - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.



                 "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.



                 "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.



                 "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                 "D-3" - Debt possesses satisfactory liquidity, and other protection factors qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.



                 "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.



                 "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.




                 Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:


                 "F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                 "F-1" - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."


                 "F-2" - Securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.



                 "F-3" - Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.



                 "F-S" - Securities possess weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.



                 "D" - Securities are in actual or imminent payment default.


                 Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.

                 Thomson BankWatch short-term ratings assess the likelihood of an untimely or incomplete payment of principal or interest of unsubordinated instruments having a maturity of one year or less which is issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the ratings used by Thomson
BankWatch:


                 "TBW-1" - This designation represents Thomson BankWatch's highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

                 "TBW-2" - This designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."


                 "TBW-3" - This designation represents the lowest investment grade category and indicates that while the debt is more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.



                 "TBW-4" - This designation indicates that the debt is regarded as non-investment grade and therefore speculative.




                 IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short-term debt ratings:


                 "A1+" - Obligations supported by the highest capacity for timely repayment.

                 "A1" - Obligations are supported by a strong capacity for timely repayment.

                 "A2" - Obligations are supported by a satisfactory capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.


                 "A3" - Obligations are supported by a satisfactory capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic or financial conditions than for obligations in higher categories.

                 "B" - Obligations for which the capacity for timely repayment is susceptible to adverse changes in business, economic or financial conditions.



                 "C" - Obligations for which there is an inadequate capacity to ensure timely repayment.



                 "D" - Obligations which have a high risk of default or which are currently in default.




CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS



                 The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:


                 "AAA" - This designation represents the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

                 "AA" - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.


                 "A" - Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.



                 "BBB" - Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.



                 "BB," "B," "CCC," "CC" and "C" - Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.



                 "BB" - Debt has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.



                 "B" - Debt has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.



                 "CCC" - Debt has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.



                 "CC" - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.



                 "C" - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.



                 "CI" - This rating is reserved for income bonds on which no interest is being paid.



                 "D" - Debt is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S & P believes such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.



                 PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.



                 "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

                 The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:



                 "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.



                 "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.



                 "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.



                 "Baa" - Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.



                 "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.



                 Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.



                 Moody's applies numerical modifiers 1, 2 and 3 in each generic classification from "Aa" to "B" in its bond rating system. The modifier 1 indicates that the issuer ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks at the lower end of its generic rating category.




                 The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:


                 "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                 "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.


                 "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.



                 "BBB" - Debt possesses below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.



                 "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.



                 To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.






                 The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:

                 "AAA" - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                 "AA" - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."


                 "A" - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.



                 "BBB" - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.



                 "BB," "B," "CCC," "CC," "C," "DDD," "DD," and "D" - Bonds that possess one of these ratings are considered by Fitch to be speculative investments. The ratings "BB" to "C" represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating "DDD" to "D" is an assessment of the ultimate recovery value through reorganization or liquidation.



                 To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.






                 IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for long-term debt ratings:


                 "AAA" - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.


                 "AA" - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.


                 "A" - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.



                 "BBB" - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in higher categories.



                 "BB," "B," "CCC," "CC," and "C" - Obligations are assigned one of these ratings where it is considered that speculative characteristics are present. "BB" represents the lowest degree of speculation and indicates a possibility of investment risk developing. "C" represents the highest degree of speculation and indicates that the obligations are currently in default.



                 IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within major rating categories.




                 Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:



                 "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is extremely high.



                 "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.



                 "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.



                 "BBB" - This designation represents Thomson BankWatch's lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.



                 "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.



                 "D" - This designation indicates that the long-term debt is in default.



                 PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.



MUNICIPAL NOTE RATINGS


                 A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:


                 "SP-1" - The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

                 "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.


                 "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.



                 Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable

Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:


                 "MIG-1"/"VMIG-1" - Loans bearing this designation are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                 "MIG-2"/"VMIG-2" - Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.


                 "MIG-3"/"VMIG-3" - Loans bearing this designation are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.



                 "MIG-4"/"VMIG-4" - Loans bearing this designation are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.



                 "SG" - Loans bearing this designation are of speculative quality and lack margins of protection.




                 Fitch and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                    MUNICIPAL FUND FOR TEMPORARY INVESTMENT
                         (Intermediate Municipal Fund)

                             Cross Reference Sheet

Form N-1A Item                                                                       Prospectus Caption
--------------                                                                       ------------------
1.       Cover Page . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      Cover Page

2.       Synopsis . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      Background and Expense
                                                                                     Information

3.       Condensed Financial
           Information  . . . . . . . . . . . . . . . . . . . . . . . . . . . .      Financial Highlights; Yields

4.       General Description of
           Registrant . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      Cover Page; Financial
                                                                                     Highlights; Investment Objective and Policies;
                                                                                     Description of Shares and Miscellaneous

5.       Management of the Fund . . . . . . . . . . . . . . . . . . . . . . . .      Management of the Fund; Dividends

6.       Capital Stock and Other
           Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      Cover Page; Financial
                                                                                     Highlights; Dividends; Taxes; Description of
                                                                                     Shares and Miscellaneous

7.       Purchase of Securities Being
           Offered  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      Management of the Fund; Purchase and
                                                                                     Redemption of Shares

8.       Redemption or Repurchase . . . . . . . . . . . . . . . . . . . . . . .      Purchase and Redemption of Shares

9.       Pending Legal Proceedings  . . . . . . . . . . . . . . . . . . . . . .      Inapplicable

                          INTERMEDIATE MUNICIPAL FUND
                       An Investment Portfolio Offered by
                    MUNICIPAL FUND FOR TEMPORARY INVESTMENT

400 Bellevue Parkway                            For purchase and redemption orders only call:
Suite 100                                       800-441-7450 (in Delaware: 302-791-6350).
Wilmington, DE 19809                            For yield information call: 800-821-6006
                                                (Intermediate Municipal Fund shares code: 51;
                                                Intermediate Municipal Fund Dollar shares code:
                                                49).
                                                For other information call: 800-821-7432.

     Municipal Fund for Temporary Investment (the "Company") is a no-load, diversified, open-end investment company that currently offers shares in three separate investment portfolios. The shares described in this Prospectus represent interests in the Intermediate Municipal Fund portfolio (the "Fund"). The Fund's investment objective is to seek a high level of current interest income which is exempt from federal income taxes, consistent with prudent investment risk. The Fund invests substantially all of its assets in tax-exempt obligations having remaining maturities of ten years or less.


     Fund shares may not be purchased by individuals directly, but institutional investors may purchase shares for accounts maintained by individuals. In addition to Intermediate Municipal Fund Shares, investors may purchase Intermediate Municipal Fund Dollar Shares "Dollar Shares" which accrue daily dividends in the same manner as Intermediate Municipal Fund shares but bear all fees payable by the Fund to institutional investors for certain services they provide to the beneficial owners of such shares. (See "Management of the Fund--Service Organizations.")

                            ------------------------

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED,
   ENDORSED, OR OTHERWISE SUPPORTED BY PNC BANK CORP. OR ITS AFFILIATES, OR
     THE U.S. GOVERNMENT, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL
       DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY
         OTHER AGENCY. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT
                RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
                            ------------------------

     PNC Institutional Management Corporation ("PIMC") and PNC Bank, National Association ("PNC Bank") serve as the Fund's adviser and sub-adviser, respectively. PFPC Inc. ("PFPC") and Provident Distributors, Inc. ("PDI") serve as the Fund's administrators. PDI also serves as the Fund's distributor.


     This Prospectus briefly sets forth certain information about the Fund that investors should know before investing. Investors are advised to read this Prospectus and retain it for future reference. Additional information about the Fund, contained in a Statement of Additional Information currently dated March 30, 1996, has been filed with the Securities and Exchange Commission and is available to investors without charge by calling the Fund at 800-821-7432. The Statement of Additional Information, as amended from time to time, is incorporated in its entirety by reference into this Prospectus.

                            ------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
   EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
     SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
         PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                            ------------------------

                                 March 30, 1996

                       BACKGROUND AND EXPENSE INFORMATION

     Two classes of shares are offered by this Prospectus: Intermediate Municipal Fund shares and Intermediate Municipal Fund Dollar Shares ("Dollar Shares"). Shares of each class represent equal, pro rata interests in the Intermediate Municipal Fund portfolio and accrue daily dividends in the same manner except that the Dollar Shares bear fees payable by the Fund (at the rate of .25% per annum) to institutional investors for services they provide to the beneficial owners of such shares. (See "Management of the Fund--Service Organizations.")

                                EXPENSE SUMMARY


                                                                                     INTERMEDIATE
                                                                     INTERMEDIATE     MUNICIPAL
                                                                      MUNICIPAL         DOLLAR
                                                                        SHARES          SHARES
                                                                     ------------    ------------
ESTIMATED ANNUAL FUND OPERATING EXPENSES
------------------------------------------------------------------
(as a percentage of average net assets)
     Management Fees (net of waivers).............................           .10%            .10%
     Other Expenses...............................................           .30%            .55%
          Administration Fees (net of waivers)....................   .10%            .10%
          Shareholder Servicing Fees..............................     0%            .25%
          Miscellaneous...........................................   .20%            .20%
                                                                     ----    ----    ----    ----
     Total Fund Operating Expenses (net of waivers)...............           .40%            .65%
                                                                             ====            ====


                           EXAMPLE                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
-------------------------------------------------------------   ------    -------    -------    --------
You would pay the following expenses on a $1,000 investment, assuming: (1) a 5% annual return; and (2) redemption at the end of each time period with respect to the following
  shares:
     Intermediate Municipal Fund shares:                          $4        $13        $22        $ 51
     Dollar Shares:                                               $7        $21        $36        $ 81

THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATE OF RETURN. ACTUAL EXPENSES AND RATE OF RETURN MAY BE GREATER OR LESSER THAN THOSE SHOWN.


     The purpose of the foregoing table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. In addition, institutional investors may charge fees for providing services in connection with their customers' investments in Dollar Shares. (For more complete descriptions of the various costs and expenses, see "Management of the Fund" in this Prospectus and the Statement of Additional Information and the financial statements and related notes contained in the Statement of Additional Information.) For the fiscal year ended November 30, 1995, absent fee waivers, management and administration fees would each have been 20% of the Fund's average daily net assets. The investment adviser and administrators have agreed to waive the advisory and administration fees otherwise payable to them and to reimburse the Fund for its operating expenses to the extent necessary to ensure that the operating expense ratio for the Fund (excluding fees paid to Service Organizations pursuant to Servicing Agreements) does not exceed 40% of the Fund's average daily net assets. These waivers may be terminated upon 120-days' written notice to the Fund. Absent such fee waivers and expense reimbursements for such period, the estimated "Total Fund Operating Expenses" for Intermediate Municipal Fund shares and Dollar Shares would be .60% and .85%, respectively, of the average daily net assets of the Fund. The foregoing table reflects expenses (net of waivers) incurred by the Fund during the fiscal year ended November 30, 1994. The foregoing table has not been audited by the Fund's independent accountants.


                              FINANCIAL HIGHLIGHTS


     The following financial highlights for Intermediate Municipal Fund Shares have been derived from the financial statements of the Fund for the fiscal year ended November 30, 1995, and for each of the nine preceding fiscal years, and for Intermediate Municipal Fund Dollar Shares for the fiscal year ended November 30, 1995, and for each of the eight preceding fiscal years, and the fiscal period ended November 30, 1986 (commencement of operations). The financial highlights for the fiscal years set forth below have been audited by KPMG Peat Marwick LLP, independent accountants whose report in the financial statements and financial highlights (for the most recent five years) of the Fund is included in the Statement of Additional Information. The tables should be read in conjunction with the financial statements and related notes included in the Statement of Additional Information. Further information about the performance of the Fund is available in the annual report to shareholders, which may be obtained without charge by calling 800-821-7432.


                       INTERMEDIATE MUNICIPAL FUND SHARES
                              FINANCIAL HIGHLIGHTS
                (For a Share Outstanding Throughout Each Period)


                                                                    YEAR ENDED NOVEMBER 30,
                               -------------------------------------------------------------------------------------------------
                                1995      1994      1993      1992      1991      1990      1989     1988(2)   1987(2)   1986(2)
                               -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Net asset value, beginning of
  period.....................  $ 10.39   $ 11.18   $ 10.88   $ 10.54   $ 10.26   $ 10.15   $ 10.04   $ 10.00   $ 10.44   $ 10.12
                               -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Income from investment
  operations:
Net investment income........    .5256     .5053     .5315     .5609     .6093     .6262     .6021     .5729     .5757     .5690
Net realized and unrealized
  gain (loss) on
  investments................    .7200    (.7900)    .3000     .3400     .2800     .1100     .1100     .0400    (.4400)    .3200
                               -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
      Total from investment
        operations...........   1.2456    (.2847)    .8315     .9009     .8893     .7362     .7121     .6129     .1357     .8890
                               -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Less distributions:
Dividends to shareholders
  from net investment
  income.....................   (.5256)   (.5053)   (.5315)   (.5609)   (.6093)   (.6262)   (.6021)   (.5729)   (.5757)   (.5690)
                               -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Net asset value, end of
  period.....................  $ 11.11   $ 10.39   $ 11.18   $ 10.88   $ 10.54   $ 10.26   $ 10.15   $ 10.04   $ 10.00   $ 10.44
                               =======   =======   =======   =======   =======   =======   =======   =======   =======   =======
Total return.................    12.22%    (2.63)%    7.76%     8.74%     8.89%     7.53%     7.31%     6.22%     1.33%     9.50%
Ratios/Supplemental data:
Net assets, end of
  period (000s)..............  $ 6,228    16,507    22,350    29,911    33,479    35,728    43,568    52,908    78,372    60,044
Ratio of expenses to average
  daily net assets(1)........      .40%      .40%      .40%      .40%      .40%      .40%      .40%      .40%      .38%      .28%
Ratio of net investment
  income to average daily net
  assets.....................     4.87%     4.64%     4.79%     5.20%     5.87%     6.19%     5.99%     5.64%     5.64%     5.89%
Portfolio turnover rate......       47%       40%       50%       64%       79%       78%       66%       24%       43%       13%


------------


(1) Without the waiver of advisory and administrative fees, the ratios of expenses to average daily net assets would have been 0.60%, 0.53%, 0.51%, 0.50%, 0.50%, 0.52%, 0.51%, 0.51%, 0.48%, 0.49% and 0.56% for the years ended November 30, 1995, 1994, 1993, 1992, 1991, 1990, 1989, 1988, 1987 and
    1986, respectively.


(2) Total return data has not been audited.

                   INTERMEDIATE MUNICIPAL FUND DOLLAR SHARES
                              FINANCIAL HIGHLIGHTS
                (For a Share Outstanding Throughout Each Period)

                               ---------------------------------------------------
                                             YEAR ENDED NOVEMBER 30,
                               ---------------------------------------------------
                                1995       1994       1993       1992      1991(4)
                               -------    -------    -------    -------    -------
Net asset value,
  beginning of period.......   $ 10.39    $ 11.18    $ 10.88    $ 10.54    $ 10.26
                               -------    -------    -------    -------    -------
Income from investment
  operations:
Net investment income.......     .4985      .4782      .5037      .5339      .2881
Net realized and unrealized
  gain (loss) on
  investments...............     .7200     (.7900)     .3000      .3400      .2800
                               -------    -------    -------    -------    -------
    Total from investment
      operations............    1.2185     (.3118)     .8037      .8739      .5681
                               -------    -------    -------    -------    -------
Less distributions:
Dividends to shareholders
  from
  net investment income.....    (.4985)    (.4782)    (.5037)    (.5339)    (.2881)
                               -------    -------    -------    -------    -------
Net asset value, end of
  period....................   $ 11.11    $ 10.39    $ 11.18    $ 10.88    $ 10.54
                               =======    =======    =======    =======    =======
Total return................     11.97%     (2.88)%     7.51%      8.49%      8.64%(2)
Ratios/Supplemental data:
Net assets, end of
  period (000s).............        33         29         30         27         26
Ratio of expenses to average
  daily net assets(3).......       .65%       .65%       .65%       .65%       .65%(2)
Ratio of net investment
  income to average daily
  net
  assets....................      4.62%      4.39%      4.54%      4.95%      5.62%(2)
Portfolio turnover rate.....        47%        40%        50%        64%        79%(2)


                                                                                        MARCH
                                                                                         6,
                                                                                       1986(1,5)
                                                                                         TO
                                                                                       NOVEMBER
                               1990(4)       1989(4)       1988(5)       1987(5)       30, 1986
                               -------       -------       -------       -------       -------
Net asset value,
  beginning of period.......   $ 10.15       $ 10.04       $ 10.00       $ 10.44       $10.38
                               -------       -------       -------       -------       -------
Income from investment
  operations:
Net investment income.......     .2065         .2048         .5475         .5502       .4248
Net realized and unrealized
  gain (loss) on
  investments...............     .1100         .1100         .0400        (.4400)      .0600
                               -------       -------       -------       -------       -------
    Total from investment
      operations............     .3165         .3148         .5875         .1102       .4848
                               -------       -------       -------       -------       -------
Less distributions:
Dividends to shareholders
  from
  net investment income.....    (.2065)       (.2048)       (.5475)       (.5502)      (.4248 )
                               -------       -------       -------       -------       -------
Net asset value, end of
  period....................   $ 10.26       $ 10.15       $ 10.04       $ 10.00       $10.44
                               =======       =======       =======       =======       =================
Total return................      7.28%(2)      7.06%(2)      5.97%         1.08%      9.25%(2)
Ratios/Supplemental data:
Net assets, end of
  period (000s).............         6             0             0             2        1
Ratio of expenses to average
  daily net assets(3).......       .65%(2)       .65%(2)       .65%          .63%      .53%(2)
Ratio of net investment
  income to average daily
  net
  assets....................      5.94%(2)      5.74%(2)      5.39%         5.39%      5.64%(2)
Portfolio turnover rate.....        78%(2)        66%(2)        24%           43%      13%(2)


---------------
(1) Commencement of operations.
(2) Annualized.

(3) Without the waiver of advisory and administrative fees, the ratios of expenses to average daily net assets would have been 0.85%, 0.78%, 0.76%, 0.75%, 0.75% (annualized), 0.77% (annualized), 0.76% (annualized), 0.76%,
    0.73% and 0.74% (annualized) for the years ended November 30, 1995, 1994, 1993, 1992, 1991, 1990, 1989, 1988, 1987 and the period ended November 30,
    1986, respectively.

(4) No Dollar Shares were outstanding during the period April 11, 1989 to August 1, 1990 and the period January 7, 1991 to July 9, 1991.
(5) Total return data has not been audited.

                       INVESTMENT OBJECTIVE AND POLICIES

IN GENERAL

     The Fund's investment objective is to seek a high level of current interest income which is exempt from federal income taxes, consistent with prudent investment risk. There can be no assurance that the Fund will achieve its investment objective.

     In pursuing its investment objective, the Fund invests substantially all of its assets in a diversified portfolio of obligations with remaining maturities of ten years or less issued by or on behalf of states, territories, and possessions of the United States, the District of Columbia, and their respective authorities, agencies, instrumentalities, and political subdivisions and tax-exempt derivative securities such as tender option bonds, participations, beneficial interests in trusts and partnership interests (collectively, "Municipal Obligations"), which meet the Fund's quality requirements set forth below. The Fund will not knowingly purchase securities the interest on which is subject to such tax. (See, however, "Taxes" below concerning treatment of exempt-interest dividends paid by the Fund for purposes of the federal alternative minimum tax applicable to particular classes of investors.) The average weighted maturity of the Fund will be between three and ten years, except during temporary defensive periods or during unusual market conditions. The Fund's net asset value per share will fluctuate as the value of its portfolio changes in response to changing market rates of interest and other factors.

     Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance, and opinions relating to the validity of and the tax-exempt status of payments received by the Funds from tax-exempt derivative securities are rendered by counsel to the respective sponsors of such securities. The Fund and its investment adviser will rely on such opinions and will not review independently the underlying proceedings relating to the issuance of Municipal Obligations, the creation of any tax-exempt derivative securities, or the bases for such opinions.

     The Fund invests in long-term Municipal Obligations which are rated at the time of purchase within the three highest rating categories assigned by an unaffiliated nationally recognized statistical rating organization ("Rating Agency"). The Fund may also invest in short-term Municipal Obligations such as municipal notes, tax-exempt commercial paper and variable rate demand obligations which are rated at the time of purchase in the highest rating category assigned by a Rating Agency. Municipal Obligations unrated at the time of purchase will be determined to be of comparable quality by the Fund's investment adviser pursuant to guidelines approved by the Board of Trustees. The Appendix to the Statement of Additional Information includes a description of applicable ratings by Rating Agencies.

     Except during periods of unusual market conditions or during temporary defensive periods, the Fund will invest substantially all, but in no event less than 80%, of its total assets in Municipal Obligations with remaining maturities of ten years or less. The Fund may hold uninvested cash reserves pending investment, during temporary defensive periods or if, in the opinion of the Fund's investment adviser, suitable tax-exempt obligations are unavailable. There is no percentage limitation on the amount of assets which may be held uninvested. Uninvested cash reserves will not earn income.

     Except for the investment limitations enumerated below, the Fund's investment objective and the policies described above are not fundamental and may be changed by the Company's Board of Trustees without the affirmative vote of the holders of a majority of the Fund's outstanding shares. If there is a change in the investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. (A complete list of the investment limitations that cannot be changed without a vote of shareholders is contained in the Statement of Additional Information under "Investment Objectives and Policies.")

     The Fund may not:

          1. Purchase any securities other than Municipal Obligations and put options with respect to such obligations.

          2. Purchase the securities of any issuer if as a result more than 5% of the value of the Fund's assets would be invested in the securities of such issuer, except that up to 25% of the value of the Fund's assets may be invested without regard to this 5% limitation.

          3. Borrow money except from banks for temporary purposes and then in amounts not in excess of 10% of the value of the Fund's assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's assets at the time of such borrowing. The Fund will not purchase portfolio securities while any borrowing is outstanding.

          4. Purchase securities, except securities issued by any state, territory or possession of the United States, the District of Columbia or their political subdivisions, agencies, instrumentalities or authorities, if as a result 25% or more of the value of the Fund's assets would be invested in securities of issuers conducting their principal business activities in the same industry.

          5. Knowingly invest more than 10% of the value of the Fund's assets in securities with legal or contractual restrictions on resale.

     In addition, without the affirmative vote of the holders of a majority of the Fund's outstanding shares, the Fund may not change its policy of investing at least 80% of its total assets in obligations the interest on which is exempt from federal income tax (except during periods of unusual market conditions or during temporary defensive periods). Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including securities backed by the full faith and credit of the United States) are not deemed to be subject to the second investment limitation above. As of the date of this Prospectus, the put options referred to above refer only to stand-by commitments as discussed below.

     If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value of the Fund's portfolio securities will not constitute a violation of such limitation.

TYPES OF MUNICIPAL OBLIGATIONS

     The two principal classifications of Municipal Obligations which may be held by the Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

     The Fund's portfolio may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

OTHER INVESTMENT PRACTICES

     Municipal Obligations purchased by the Fund may include variable rate demand notes. Such notes frequently are not rated by credit rating agencies but unrated notes purchased by the Fund will be determined by the Fund's investment adviser to be of comparable quality at the time of purchase to rated instruments purchasable by the Fund. Where necessary to ensure that a note is of the "highest quality," the Fund will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee, or commitment to lend. While there may be no active secondary market with respect to a particular variable rate demand note purchased by the Fund, the Fund may, upon notice, demand payment of principal at any time or during specified periods not exceeding one year, depending upon the instrument involved, and may resell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for the Fund to dispose of a variable rate demand note if the issuer were to default on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for this or other reasons, suffer a loss to the extent of the default.

     The Fund may purchase Municipal Obligations on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. The Fund will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. The Fund expects that commitments to purchase when-issued securities will not exceed 25% of the value of its total assets absent unusual market conditions. The Fund does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective.

     In addition, the Fund may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a dealer would agree to purchase at the Fund's option specified Municipal Obligations at a specified price. The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. Stand-by commitments acquired by the Fund may also be referred to as "put" options.

     Although the Fund may invest more than 25% of its net assets in (i) Municipal Obligations whose issuers are in the same state, (ii) Municipal Obligations the interest on which is paid solely from revenues of similar projects, and (iii) private activity bonds, it does not presently intend to do so on a regular basis. To the extent the Fund's assets are concentrated in Municipal Obligations that are payable from the revenues of similar projects, are issued by issuers located in the same state, or are concentrated in private activity bonds, the Fund will be subject to the peculiar risks presented by the laws and economic conditions relating to such states, projects, and bonds to a greater extent than it would be if its assets were not so concentrated.

     The Fund will not knowingly invest more than 10% of the value of its total net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation. The Fund's investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Trustees. (See "Investment Objectives and Policies--Illiquid Securities" in the Statement of Additional Information.)

     The Fund may purchase securities which are not registered under the Securities Act of 1933 (the "1933 Act") but which can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the Board of Trustees or the adviser, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a portfolio during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

                       PURCHASE AND REDEMPTION OF SHARES

PURCHASE PROCEDURES


     Fund shares are sold at the net asset value per share next determined after receipt of a purchase order by PFPC, the Fund's transfer agent. Purchase orders for shares are accepted until 4:00 P.M., Eastern time, only on days on which both the New York Stock Exchange and the Federal Reserve Bank of Philadelphia are open for business (a "Business Day") and must be transmitted to PFPC in Wilmington, Delaware by telephone (800-441-7450; in Delaware: 302-791-5350); or through the Fund's computer access program. Purchase orders received before 4:00 P.M., Eastern time, will be executed the following Business Day if payment has been received by 4:00 P.M., Eastern time, on that day. Orders for which payment has not been received by 4:00 P.M., Eastern time on the next Business Day following receipt of the order will not be accepted, and notice thereof will be given to the institution placing the order. (Payment for orders which are not received or accepted will be returned after prompt inquiry to the sending institution.) The Fund may in its discretion reject any order for shares.



     Payment for Fund shares may be made only in federal funds or other funds immediately available to PNC Bank, the Fund's custodian. The minimum initial investment by an institution is $3 million for Intermediate Municipal Fund Shares and $5,000 for Dollar Shares, however, broker-dealers and other institutional investors may set a higher minimum for their customers. There is no minimum subsequent investment. The Fund, at its discretion, may reduce the minimum initial investment for Intermediate Municipal Fund Shares for specific institutions whose aggregate relationship with the Provident Institutional Fund is substantially equivalent to this $3 million minimum and warrants this reduction.



     Conflict of interest restrictions may apply to an institution's receipt of compensation paid by the Fund in connection with the investment of fiduciary funds in Dollar Shares. (See also "Management of the Fund--Service Organizations.") Institutions, including banks regulated by the Comptroller of the Currency, and investment advisers and other money managers subject to the jurisdiction of the Securities and Exchange Commission ("SEC"), the Department of Labor or state securities commissions, should consult their legal advisors before investing fiduciary funds in Dollar Shares. (See also "Management of the Fund--Banking Laws.")


REDEMPTION PROCEDURES

     Redemption orders must be transmitted to PFPC in Wilmington, Delaware in the manner described under "Purchase Procedures." Redemption orders will be priced at the net asset value per share determined as of 4:00 P.M., Eastern time, on the day the order is received and will be executed on the following Business Day. The proceeds paid to a shareholder upon redemption may be more or less than the amount invested depending upon a share's net asset value at the time of redemption.


     Payment for redeemed shares is normally made in federal funds wired to the redeeming shareholder on the next Business Day (the "execution date") following receipt of the order. If a redemption order is placed on a day when PNC Bank is closed, payment would normally be made on the second Business Day following receipt of the order. The Fund reserves the right to wire redemption proceeds within 7 days after receiving the redemption order if, in the judgment of the Fund's investment adviser, an earlier payment could adversely affect the Fund.



     The Fund shall have the right to redeem shares in any account at its net asset value if the value of the account is less than $1,000 (for reasons other than a decline in net asset value of Fund shares) after sixty-days' prior written notice to the shareholder. Any such redemption shall be effected at the net asset value per share next determined after the redemption order is entered. If during the sixty-day period the shareholder increases the value of its account to $1,000 or more, no such redemption shall take place. Moreover, if a shareholder's Intermediate Municipal Fund Shares account falls below an average of $100,000 in any particular calendar month, the account may be charged an account maintenance fee with respect to that month. In addition, the Fund may also redeem shares involuntarily or suspend the right of redemption or under certain special circumstances described in the Statement of Additional Information under "Additional Purchase and Redemption Information."


OTHER MATTERS


     The Fund's net asset value per share for purposes of pricing purchase and redemption orders is determined by PIMC as of 4:00 P.M., Eastern time, on each day on which both the Federal Reserve Bank of Philadelphia and the New York Stock Exchange are open for business. Currently, one or both of these institutions are closed on the customary national business holidays of New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day

(observed), Independence Day, Labor Day, Columbus Day (observed), Veteran's Day, Thanksgiving Day and Christmas Day. The net asset value per share of each class of the Fund is calculated by adding the value of all securities and other assets belonging to the Fund, subtracting liabilities attributable to each class and dividing the result by the total number of the Fund's outstanding shares of each class. The Fund's net asset value per share for purposes of pricing purchase and redemption orders is determined independently of the net asset values of the shares in the Company's other investment portfolios.


     The net asset value of the Fund's shares will fluctuate as the value of its portfolio changes in response to changing market rates of interest and other factors. The value of the Fund's portfolio securities can be expected to vary inversely with changes in prevailing interest rates. Municipal Obligations with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. Thus, investing in Municipal Obligations with longer maturities will cause greater fluctuations in the Fund's net asset value than investing in obligations with shorter maturities.

     Portfolio securities for which market quotations are readily available (other than debt securities with remaining maturities of 60 days or less) are valued at the mean between the most recent quoted bid and asked prices provided by investment dealers. Other securities and assets for which market quotations are not readily available are valued at their fair value in the best judgment of PIMC under procedures established by, and under the supervision of, the Company's Board of Trustees. Market or fair value may be determined by a matrix pricing system which is used to determine the value of Municipal Obligations based on factors such as yield, prices, maturities, call features, and ratings on comparable securities.

     Debt securities with remaining maturities of 60 days or less are valued on an amortized cost basis (unless the Board determines that such basis does not represent fair value at the time). Under this method, such securities are valued initially at cost on the date of purchase or, in the case of securities purchased with more than 60 days to maturity, are valued at their market or fair value each day until the 61st day prior to maturity. Thereafter, absent unusual circumstances, the Fund assumes a constant proportionate amortization of any discount or premium until maturity of the security.


     Fund shares are sold and redeemed without charge by the Fund. Institutional investors purchasing or holding Fund shares for their customers accounts may charge customer fees for cash management and other services provided in connection with their accounts. A customer should, therefore, consider the terms of its account with an institution before purchasing Fund shares. An institution purchasing or redeeming Fund shares on behalf of its customers is responsible for transmitting orders to the Fund in accordance with its customer agreements.


                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES

     The business and affairs of the Fund are managed under the direction of the Company's Board of Trustees. The trustees of the Company are as follows:

          Philip E. Coldwell is an economic consultant and former Member of the Board of Governors of the Federal Reserve System.

          Robert R. Fortune is a financial consultant and former Chairman, President and Chief Executive Officer of Associated Electric & Gas Insurance Services Limited.

          Rodney D. Johnson is President of Fairmount Capital Advisors, Inc.

          G. Willing Pepper, Chairman of the Board and President of the Company, is a retired President of Scott Paper Company.


     Mr. Pepper is considered by the Company to be an "interested person" of the Company as defined in the 1940 Act.


     The other officers of the Company are as follows:

          Edward J. Roach is Vice President and Treasurer of the Company.

          Morgan R. Jones, Secretary of the Company, is a partner of the law firm of Drinker Biddle & Reath, Philadelphia, Pennsylvania.

INVESTMENT ADVISER AND SUB-ADVISER


     PIMC a wholly-owned subsidiary of PNC Bank, serves as the Fund's investment adviser. PIMC was organized in 1977 by PNC Bank to perform advisory services for investment companies, and has its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809. PNC Bank serves as the Fund's sub-adviser. PNC Bank is one of the largest bank managers of investments for individuals in the United States, and together with its predecessors has been in the business of managing the investments of fiduciary and other accounts since 1847. PNC Bank is a wholly-owned, indirect subsidiary of PNC Bank Corp., and has its principal offices at Broad and Chestnut Streets, Philadelphia, Pennsylvania 19102. PNC Bank Corp. is a multi-bank holding company. PIMC and PNC Bank also serve as adviser and sub-adviser, respectively to the Company's MuniFund and MuniCash portfolios.


     The Intermediate Municipal Fund's portfolio manager, W. Don Simmons, is the person primarily responsible for the day-to-day management of the Portfolio's investments. Mr. Simmons is Vice President and Senior Portfolio Manager at PIMC where he has been employed since 1984. He is currently the Group Manager for all tax-free fixed income portfolios.


     PNC Bank Corp., headquartered in Pittsburgh, Pennsylvania, is one of the largest financial service organizations in the United States with banking subsidiaries in Pennsylvania, New Jersey, Delaware, Ohio, Kentucky, Indiana, Massachusetts and Florida. Its major businesses include corporate banking, consumer banking, mortgage banking and asset management.



     PNC Financial Services Group is PNC Bank Corp.'s mutual fund complex, headquartered in Wilmington, Delaware. This group includes PIMC, PFPC, and PNC Bank. In 1973, Provident National Bank (a predecessor to PNC Bank) commenced advising the first institutional money market mutual fund--a U.S. dollar-denominated constant net asset value fund--offered in the United States.



     The PNC Financial Services Group is one of the largest U.S. bank managers of mutual funds with assets currently under management in excess of $30 billion. This group, through PFPC and PFPC International Ltd., is also a leading mutual fund service provider having contractual relationships with approximately 370 mutual funds with 3.5 million shareholders and in excess of $101 billion in assets, including some $2 billion in non-U.S. assets. This group, through its PNC Institutional Investment Service, provides investment research to some 250 financial institutions located in the United States and abroad. PNC provides custodial services for approximately $210 billion in assets, including approximately $160 billion in mutual fund assets.



     As adviser, PIMC manages the Fund's portfolio and is responsible for all purchases and sales of the Fund's portfolio securities. PIMC also maintains certain of the Fund's financial accounts and records and computes the Fund's net asset value and net income. For the advisory services provided and expenses assumed by it, PIMC is entitled to receive a fee, computed daily and payable monthly, based on the Fund's average daily net assets. PIMC and the administrator may from time to time reduce the advisory and administration fees otherwise payable to them or may reimburse the Fund for its operating expenses. Any fees waived or expenses reimbursed by PIMC and the administrators with respect to a particular fiscal year are not recoverable. For the fiscal year ended November 30, 1995, the Fund paid investment advisory fees aggregating .10% (net of waivers of .10%) of the Fund's average daily net assets.



     As sub-adviser, PNC Bank provides research, credit analysis and recommendations with respect to the Fund's investments, and supplies PIMC with certain computer facilities, personnel and other services. For its sub-advisory services, PNC Bank is entitled to receive from PIMC an amount equal to 75% of the advisory fee paid by the Fund to PIMC (subject to adjustment in certain circumstances). The sub-advisory fees paid by PIMC to PNC Bank have no effect on the advisory fees payable by the Fund to PIMC. PNC Bank also serves as the Fund's custodian. The services provided by PNC Bank and PIMC and the fees payable by the Fund for these services are described further in the Statement of Additional Information under "Management of the Fund."


ADMINISTRATORS


     PFPC, whose principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809, and PDI, whose principal business address is 259 Radnor-Chester Road, Suite 120, Radnor, Pennsylvania 19087, serve as administrators. PFPC is an indirect wholly-owned subsidiary of PNC Bank Corp. A majority of the outstanding stock of PDI is owned by its officers. The administrative services provided by the administrators, which are described more fully in the Statement of Additional Information, include providing and supervising the operation of an automated data processing system to process purchase and redemption orders; assisting in maintaining the Fund's Wilmington, Delaware office; performing administrative services in connection with the Fund's computer access program maintained to facilitate shareholder access to the Fund; accumulating information for and coordinating the preparation of reports to the Fund's shareholders and the SEC; and maintaining the registration or qualification of the Fund's shares for sale under state securities laws. PFPC and PDI are each responsible for carrying out the duties undertaken pursuant to the Administration Agreement with the Fund.



     For their administrative services, the administrators are entitled jointly to receive a fee, computed daily and payable monthly, (For information regarding the administrators' waivers and expense reimbursements, see "Investment Adviser and Sub-Adviser" above.) The Fund also reimburses each administrator for its reasonable out-of-pocket expenses incurred in connection with the Fund's computer access program. For the fiscal year ended November 30, 1995, the Fund paid administration fees aggregating .10% (net of waivers of .10%) of its average daily net assets.


     PFPC also serves as transfer agent, registrar and dividend disbursing agent. PFPC's address is P.O. Box 8950, Wilmington, Delaware 19885-9628. The services provided by PFPC and PDI and the fees payable by the Fund for these services are described further in the Statement of Additional Information under "Management of the Funds."


DISTRIBUTOR

     PDI serves as distributor of the Fund's shares. Its principal offices are located at 259 Radnor-Chester Road, Suite 120, Radnor, Pennsylvania 19087. Fund shares are sold on a continuous basis by the distributor as agent. The distributor pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Fund (excluding preparation and printing expenses necessary for the continued registration of the Fund's shares) and of printing and distributing all sales literature. No compensation is payable by the Fund to the distributor for its distribution services.

SERVICE ORGANIZATIONS


     Institutional investors, such as banks, savings and loan associations and other financial institutions, including affiliates of PNC Bank Corp. ("Service Organizations"), may purchase Dollar Shares. Dollar Shares are identical in all respects to Intermediate Municipal Fund Shares except that they bear the service fees described below and enjoy certain exclusive voting rights on matters relating to these fees. The Fund will enter into an agreement with each Service Organization which purchases Dollar Shares requiring it to provide support services to its customers who are the beneficial owners of Dollar Shares in consideration of the Fund's payment of .25% (on an annualized basis) of the average daily net asset value of the Dollar Shares held by the Service Organization for the benefit of customers. Such services, which are described more fully in the Statement of Additional Information under "Management of the Funds--Service Organizations," include aggregating and processing purchase and redemption requests from customers and placing net purchase and redemption orders with PFPC; processing dividend payments from the Fund on behalf of customers; providing information periodically to customers showing their positions in Dollar Shares; and providing sub-accounting or the information necessary for sub-accounting with respect to Dollar Shares beneficially owned by customers. Under the terms of the agreements, Service Organizations are required to provide to their customers a schedule of any fees that they may charge to the customers in connection with their investments in Dollar Shares. Intermediate Municipal Fund Shares are sold to institutions that have not entered into servicing agreements with the Fund in connection with their investments.


EXPENSES


     Except as noted above and in the Statement of Additional Information, the Fund's service contractors bear all expenses in connection with the performance of their services. Similarly, the Fund bears the expenses incurred in its operations. The Fund also pays for brokerage fees and commissions (if any) in connection with the purchase and sale of portfolio securities. For the fiscal year ended November 30, 1995, the Fund's total expenses for Intermediate Municipal Fund Shares and Dollar Shares were .40% and .65% of the average daily net assets (net of fee waivers of .20% and .20%, respectively). With regard to fees paid exclusively by Dollar Shares, see "Service Organizations" above.


BANKING LAWS

     Banking laws and regulations presently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company engaged continuously in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling or distributing securities such as Fund shares. Such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, transfer agent or custodian to such an investment company or from purchasing shares of such a company for or upon the order of customers. PNC Bank, PIMC and PFPC, as well as some Service Organizations, are subject to such banking laws and regulations, but believe they may perform the services for the Fund contemplated by their respective agreements, this Prospectus and the Statement of Additional Information without violating applicable banking laws or regulations.


     Should future legislative, judicial or administrative action prohibit or restrict the activities of bank Service Organizations in connection with the provision of support services to their customers, the Fund might be required to alter or discontinue its arrangements with Service Organizations and change its method of operations with respect to Dollar Shares. It is not anticipated, however, that any change in the Fund's method of operations would affect its net asset value per share or result in a financial loss to any customer.

                                   DIVIDENDS


     Shareholders of the Fund are entitled to dividends and distributions arising only from the net investment income and capital gains, if any, earned on investments held by the Fund. The Fund's net investment income is declared daily as a dividend to shareholders of record at the close of business on the day of declaration. Shares begin accruing dividends on the day the purchase order for the shares is executed and continue to accrue dividends through the day before such shares are redeemed. Dividends are paid monthly by check, or by wire transfer if requested in writing by the shareholder, within five business days after the end of the month or within five business days after a redemption of all of a shareholder's shares of a particular class.



     Dividends are determined in the same manner for each class of shares of the Fund. Dollar Shares bear all the expense of fees paid to Service Organizations and as a result, at any given time, the net yield on Dollar Shares will be approximately .25% lower than the net yield on Intermediate Municipal Fund Shares.


     Institutional shareholders may elect to have their dividends reinvested in additional full and fractional shares of the same class of shares with respect to which such dividends are declared at the net asset value of such shares on the payment date. Reinvested dividends receive the same tax treatment as dividends paid in cash. Such election, or any revocation thereof, must be made in writing to PFPC at P.O. Box 8950, Wilmington, Delaware 19899-9628, and will become effective after its receipt by PFPC with respect to dividends paid.

     The Fund expects to distribute at least once each year any net realized short and long-term capital gains. PFPC, as transfer agent, will send each Fund shareholder or its authorized representative an annual statement designating the amount, if any, of any dividends and distributions made during each year and their federal tax qualification.

                                     TAXES



     The Fund qualified in its last taxable year and intends to qualify in future years as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). A regulated investment company is generally exempt from federal income tax on amounts distributed to its shareholders.



     Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that the Fund distribute to its shareholders at least the sum of 90% of its exempt-interest income net of certain deductions and 90% of its investment company taxable income for such year. Dividends derived from exempt-interest income may be treated by the Fund's shareholders as items of interest excludable from their gross income under
Section 103(a) of the Code, unless under the circumstances applicable to the particular shareholder the exclusion would be disallowed. (See the Statement of Additional Information under "Additional Information Concerning Taxes.")



     If the Fund should hold certain private activity bonds issued after August 7, 1986, shareholders must include, as an item of tax preference, the portion of dividends paid by the Fund that is attributable to interest on such bonds in their federal alternative minimum taxable income for purposes of determining liability (if any) for the 26-28% alternative minimum tax applicable to individuals and the 20% alternative minimum tax and the environmental tax applicable to corporations. Corporate shareholders must also take all exempt-interest dividends into account in determining certain adjustments for federal alternative minimum and environmental tax purposes. The environmental tax applicable to corporations is imposed at the rate of .12% on the excess of the corporation's modified federal alternative minimum taxable income over $2,000,000. Shareholders receiving Social Security benefits should note that all exempt-interest dividends will be taken into account in determining the taxability of such benefits.



     To the extent, if any, dividends paid to shareholders are derived from taxable income or from long-term or short-term capital gains, such dividends will not be exempt from federal income tax, whether such dividends are paid in the form of cash or additional shares, and may also be subject to state and local taxes. In addition, any capital gain distributions that are paid shortly after a purchase of shares by a shareholder prior to the record date will have the effect of reducing the per share net asset value of his or her shares by the amount of the distributions. All or a portion of such payment, although in effect a return of capital, may be subject to tax. Under state or local law, the Fund's distributions of net investment income may be taxable to investors as dividend income even though a substantial portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.



     Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by the shareholders and paid by the Fund on December 31 of such year provided that such dividends are actually paid during January of the following year.



     The foregoing discussion is only a brief summary of some of the important federal tax considerations generally affecting the Fund and its shareholders. No attempt is made to present a detailed explanation of the federal, state or local income tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Fund should consult their tax advisors with specific reference to their own tax situation.

                            PERFORMANCE CALCULATIONS


     From time to time, performance information such as total return and yield data for the Fund may be quoted in advertisements or in communications to shareholders. Performance quotations are computed separately for Intermediate Municipal Fund Shares and Dollar Shares. The Fund's total return may be calculated on an average annual total return basis and may also be calculated on an aggregate total return basis, for various periods. Average annual total return reflects the average annual percentage change in value of an investment in a series of Fund shares over the particular measuring period. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return assume that dividends and capital gain distributions made by the Fund during the period are reinvested.


     The yield of a class of Fund shares is computed based on its net income during a 30-day (or one-month) period (the particular period will be identified in connection with a given yield quotation). More specifically, the Fund's yield is computed by dividing its net income per share during a 30-day (or one-month) period by the net asset value per share on the last day of the period and annualizing the result on a semiannual basis. The Fund's "tax-equivalent" yield may also be quoted from time to time, which shows the level of taxable yield needed to produce an after-tax equivalent to the Fund's tax-free yield. This is done by increasing the Fund's yield (calculated as above) by the amount necessary to reflect the pay of federal income tax at a stated tax rate.

     The Fund's total return and yield information may be compared to those of other mutual funds with similar investment objectives and to bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the total return and yield of the Fund's shares may be compared to data prepared by Lipper Analytical Services, Inc. Total return and yield data as reported in national financial publications such as The Wall Street Journal and The New York Times, or in publications of a local or regional nature may also be used in comparing the performance of the Fund.


     Performance quotations of the Fund represent the Fund's past performance, will fluctuate, and should not be considered as representative of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Changes in the Fund's net asset value will affect its yield for any period, and such changes should be considered together with the Fund's yield in ascertaining the Fund's total return to shareholders for the period. Since holders of Dollar Shares bear all service fees for support services provided by Service Organizations pursuant to servicing agreements, the net yield on such shares can be expected at any given time to be approximately
 .25% lower than the net yield on Intermediate Municipal Fund shares. Any fees charged by Service Organizations or other institutional investors directly to their customer accounts in connection with investments in shares of the Fund will not be included in the Fund's calculations of yield and total return. The methods used to compute the Fund's performance quotations are described in more detail in the Statement of Additional Information. Investors may call (800) 821-6006 (Intermediate Municipal Fund Shares code: 51; Dollar Shares code: 49) to obtain current performance information.

                    DESCRIPTION OF SHARES AND MISCELLANEOUS

     The Company was organized as a Maryland corporation in 1979 under the name Municipal Fund for Temporary Investment, Inc. and was reorganized into a Pennsylvania trust effective June 1, 1981. The Fund commenced operations on December 2, 1982.

     The Company's Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest in the Company and to classify or reclassify any unissued shares into one or more classes of shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of six classes of shares designated as Intermediate Municipal Fund, Intermediate Municipal Fund Dollar, MuniFund, MuniFund Dollar, MuniCash and MuniCash Dollar. The Declaration of Trust further authorizes the trustees to classify or reclassify any class of shares into one or more sub-classes.

     THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN RELATE PRIMARILY TO THE FUND AND DESCRIBE ONLY THE INVESTMENT OBJECTIVE AND POLICIES, OPERATIONS, CONTRACTS, AND OTHER MATTERS RELATING TO THE FUND. INVESTORS WISHING TO OBTAIN SIMILAR INFORMATION REGARDING MUNIFUND OR MUNICASH MAY OBTAIN SEPARATE PROSPECTUSES DESCRIBING THOSE PORTFOLIOS BY CALLING THE DISTRIBUTOR AT 800-998-7633.

     The Company does not intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Company will call a meeting of shareholders for the purpose of voting upon the question of removal of a member of the Board of Trustees upon written request of shareholders owning at least 10% of the outstanding shares of the Company entitled to vote.


     Each Fund Share represents an equal proportionate interest in the assets belonging to the Fund. Each share is without par value and has no preemptive or conversion rights. When issued for payment as described in this Prospectus, shares will be fully paid and non-assessable.



     Holders of the Company's Intermediate Municipal Fund Shares and Dollar Shares will vote in the aggregate and not by class on all matters, except where otherwise required by law and except that only Dollar Shares will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Fund's arrangements with Service Organizations. Further, shareholders of all of the Company's portfolios will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. (See the Statement of Additional Information under "Additional Description Concerning Fund Shares" for examples where the 1940 Act requires voting by portfolio.) Shareholders of the Company are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of the Company may elect all of the trustees.


     For information concerning the redemption of Fund shares and possible restrictions on their transferability, see "Purchase and Redemption of Shares."

     As stated above, the Company is organized as a trust under the laws of the Commonwealth of Pennsylvania. Shareholders of such a trust may, under certain circumstances, be held personally liable (as if they were partners) for the obligations of the trust. The Company's Declaration of Trust provides for indemnification out of the trust property of any shareholder of the Fund held personally liable solely by reason of being or having been a shareholder and not because of any acts or omissions or some other reason.

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

--------------------------------------------------------------------------------
       NO PERSON HAS BEEN AUTHORIZED
       TO GIVE ANY INFORMATION OR TO
       MAKE ANY REPRESENTATIONS NOT
       CONTAINED IN THIS PROSPECTUS
       OR IN THE FUND'S STATEMENT OF
       ADDITIONAL INFORMATION
       INCORPORATED HEREIN BY
       REFERENCE, IN CONNECTION WITH
       THE OFFERING MADE BY THIS
       PROSPECTUS; AND, IF GIVEN OR
       MADE, SUCH INFORMATION OR
       REPRESENTATIONS MUST NOT BE
       RELIED UPON AS HAVING BEEN
       AUTHORIZED BY THE COMPANY OR
       ITS DISTRIBUTOR. THIS
       PROSPECTUS DOES NOT
       CONSTITUTE AN OFFERING BY THE
       COMPANY OR BY THE DISTRIBUTOR
       IN ANY JURISDICTION IN WHICH
       SUCH OFFERING MAY NOT
       LAWFULLY BE MADE.

     ---------------------------------------------------------------------------
             TABLE OF CONTENTS


                                         PAGE
                                        ------
         Background and Expense
           Information..................      2
         Financial Highlights...........      3
         Investment Objective and
           Policies.....................      5
         Purchase and Redemption of
           Shares.......................      8
         Management of the Fund.........     10
         Dividends......................     14
         Taxes..........................     15
         Performance Calculations.......     16
         Description of Shares and
           Miscellaneous................     17


       PIF-P-017

--------------------------------------------------------------------------------
                                                     INTERMEDIATE
                                                       MUNICIPAL
                                                         FUND
                                                AN INVESTMENT PORTFOLIO
                                                      OFFERED BY
                                                  MUNICIPAL FUND FOR
                                                 TEMPORARY INVESTMENT
                                                         LOGO

                                                      Prospectus


                                                    March 30, 1996

                          INTERMEDIATE MUNICIPAL FUND

                        Investment Portfolio Offered By
                    Municipal Fund for Temporary Investment

                      Statement of Additional Information

                              March 30, 1996



                              TABLE OF CONTENTS

                                                                                                                  Page
                                                                                                                  ----
THE COMPANY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2

INVESTMENT OBJECTIVES AND POLICIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2

MUNICIPAL OBLIGATIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11

MANAGEMENT OF THE FUND . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13

ADDITIONAL INFORMATION CONCERNING TAXES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22

DIVIDENDS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25

ADDITIONAL INFORMATION ON PERFORMANCE CALCULATIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26

ADDITIONAL DESCRIPTION CONCERNING SHARES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29

COUNSEL  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30

AUDITORS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30

MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30

APPENDIX   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  A-1






              This Statement of Additional Information is meant to be read in conjunction with the Prospectus for the Intermediate Municipal Fund portfolio, dated March 30, 1996, and is incorporated by reference in its entirety into that Prospectus. Because this Statement of Additional Information is not itself a prospectus, no investment in shares of Intermediate Municipal Fund should be made solely upon the information contained herein. Copies of the Prospectus for Intermediate Municipal Fund may be obtained by calling 800-821-7432. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

                                  THE COMPANY

                 Municipal Fund for Temporary Investment (the "Company") is a no-load, diversified, open-end investment company presently offering three separate investment portfolios--Intermediate Municipal Fund, (the "Fund"), and MuniFund and MuniCash.

                 Substantially all of the assets of Intermediate Municipal Fund are invested in tax-exempt obligations (as defined in the prospectus) and tax-exempt derivatives such as tender option bonds, participations, beneficial interests in trusts and partnership interests ("Municipal Obligations") having remaining maturities of ten years or less at the time of purchase.

                 THIS STATEMENT OF ADDITIONAL INFORMATION AND THE FUND'S PROSPECTUS RELATE PRIMARILY TO THE FUND AND DESCRIBE ONLY THE INVESTMENT OBJECTIVE AND POLICIES, OPERATIONS, CONTRACTS, AND OTHER MATTERS RELATING TO THIS FUND. INVESTORS WISHING TO OBTAIN SIMILAR INFORMATION REGARDING MUNIFUND OR MUNICASH MAY OBTAIN SEPARATE PROSPECTUSES DESCRIBING THOSE PORTFOLIOS BY CALLING THE DISTRIBUTOR AT 800-998-7633.


                       INVESTMENT OBJECTIVES AND POLICIES

                 As stated in the Fund's Prospectus, the investment objective of the Fund is to seek a high level of current interest income which is exempt from federal income tax consistent with prudent investment risk. The following policies supplement the description of the Fund's investment objectives and policies as contained in the prospectus.

PORTFOLIO TRANSACTIONS

                 Subject to the general control of the Company's Board of Trustees, PNC Institutional Management Corporation ("PIMC"), the Fund's investment adviser, is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Fund. Purchases and sales of portfolio securities are usually principal transactions without brokerage commissions. In making portfolio investments, PIMC seeks to obtain the best net price and the most favorable execution of orders. To the extent that the execution and price offered by more than one dealer are comparable, PIMC may, in its discretion, effect transactions in portfolio securities with dealers who provide the Company with research advice or other services. Research advice and other services furnished by brokers through whom the Fund effects securities transactions may be used by PIMC in servicing accounts in addition to the Fund, and not all such services will necessarily benefit the Fund.

                 Transactions in the over-the-counter market are generally principal transactions with dealers, and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, a Fund, where possible, will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere.

                 Investment decisions for the Fund are made independently from those for another of the Company's portfolios or other investment company portfolios or accounts managed by PIMC. Such other portfolios may invest in the same securities as the Fund. When purchases or sales of the same security are made at substantially the same time on behalf of such other portfolios, transactions are averaged as to price, and available investments allocated as to amount, in a manner which PIMC believes to be equitable to each portfolio, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained for the Fund. To the extent permitted by law, PIMC may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other portfolios in order to obtain best execution.


              The Fund will not execute portfolio transactions through or acquire portfolio securities issued by PIMC, PNC Bank, National Association ("PNC Bank"), Provident Distributors, Inc. ("PDI"), PFPC Inc. ("PFPC"), or any affiliated person (as such term is defined in the Investment Company Act of 1940 (the "1940 Act") of any of them, except to the extent permitted by the Securities and Exchange Commission ("the SEC"). In addition, the Fund will not purchase Municipal Obligations during the existence of any underwriting or selling group relating thereto of which PDI or PNC Bank or any affiliate thereof is a member, except to the extent permitted by the SEC. Under certain circumstances, the Fund may be at a disadvantage because of these limitations in comparison with other investment company portfolios which have a similar investment objective but are not subject to such limitations. Furthermore, with respect to such transaction and securities, the Fund will not give preference to Service Organizations with whom the Fund enters into agreements concerning the provision of support services to customers who beneficially own Intermediate Municipal Dollar shares ("Dollar shares"). (See the Prospectus, agement of the Fund--Service Organizations.")


                 The Fund may participate, if and when practicable, in bidding for the purchase of Municipal Obligations directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Fund will engage in this practice, however, only when PIMC, in its sole discretion, believes such practice to be in the Fund's interest.


                 The Fund does not intend to seek profits through short-term trading. The portfolio turnover rate for the Fund for the years ended November 30, 1995, 1994 and 1993 were 47%, 40% and 50%, respectively. The annual portfolio turnover rates for the Fund is not normally expected to exceed 100%. A higher portfolio turnover rate would result in correspondingly higher transaction costs, which would be borne by the Fund and ultimately by its shareholders.


ADDITIONAL INFORMATION ON INVESTMENT PRACTICES.

                 VARIABLE AND FLOATING RATE INSTRUMENTS. Municipal Obligations purchased by the Fund may include variable and floating rate instruments, which provide for adjustments in the interest rate on certain reset dates or whenever a specified interest rate index changes, respectively. Variable and floating rate instruments are subject to the credit quality standards described in the Prospectus. In some cases the Fund may require that the obligation to pay the principal of the instrument be backed by a letter or line of credit or guarantee. Although a particular variable or floating rate demand instrument may not be actively traded in a secondary market, in some cases, the Fund may be entitled to principal on demand and may be able to resell such notes in the dealer market.

                 Variable and floating rate demand instruments held by the Fund may have maturities which exceed the maximum remaining maturity defined for the Fund purchasing such securities, provided: (i) the Fund is entitled to the payment of principal, at any time or during specified intervals within a prescribed period after such Fund's demand for payment, and (ii) the rate of interest on such instruments is adjusted at periodic intervals according to the terms of the instrument.

                 In determining the Fund's average weighted portfolio maturity and whether a variable or floating rate demand instrument has a remaining maturity equal or less than the maximum remaining maturity as defined for the Fund, each instrument will be deemed by the Fund to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand.

                 Variable and floating rate notes that do not provide for payment within seven days may be deemed illiquid and subject to the 10% limitation on such investments.

                 WHEN-ISSUED SECURITIES. As stated in the Fund's Prospectus, the Fund may purchase Municipal Obligations on a

"when-issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When the Fund agrees to purchase when-issued securities, the custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because the Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and ability to manage its portfolio might be affected in the event its commitments to purchase when-issued securities ever exceeded 25% of the value of its assets. When the Fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous. The Fund does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective. The Fund reserves the right to sell the securities before the settlement date if it is deemed advisable.

                 STAND-BY COMMITMENTS. The Fund may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a dealer would agree to purchase at the Fund's option specified Municipal Obligations at a specified price. (Stand-by commitments acquired by the Fund may also be referred to as "put" options.) Stand-by commitments may be exercisable by the Fund at any time before the maturity of the underlying Municipal Obligations and may be sold, transferred, or assigned only with the instruments involved. The Fund's right to exercise stand-by commitments will be unconditional and unqualified.

                 The amount payable to the Fund upon its exercise of a stand-by commitment will normally be (i) the Fund's acquisition cost of the Municipal Obligations (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus
(ii) all interest accrued on the securities since the last interest payment date during that period.

                 The Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration.
However, if necessary or advisable, the Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held by the Fund will not exceed 1/2 of 1% of the value of the Fund's total assets calculated immediately after each stand-by commitment is acquired.

                 The Fund intends to enter into stand-by commitments only with dealers, banks, and broker-dealers which, in the investment adviser's opinion, present minimal credit risks. A Fund's reliance upon the credit of these dealers, banks, and broker-dealers will be secured by the value of the underlying Municipal Obligations that are subject to the commitment.

                 The Fund would acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying Municipal Obligations. Stand-by commitments acquired by the Fund would be valued at zero in determining net asset value. Where the Fund paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.

                 ILLIQUID SECURITIES. The Fund may not invest more than 10% of its total net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The Fund's investment adviser will monitor on an ongoing basis the liquidity of such restricted securities under the supervision of the Board of Trustees.

                 Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional municipal securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance, and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers.

                 The Fund's investment adviser will monitor the liquidity of restricted securities under the supervision of the Board of Trustees. In reaching liquidity decisions, the investment adviser will consider, inter alia, the following factors: (1) the unregistered nature of a Rule 144A security;
(2) the frequency of trades and quotes for the Rule 144A security; (3) the number of dealers willing to purchase or sell the Rule 144A security and the number of other potential purchasers; (4) dealer undertakings to make a market in the Rule 144A security; (5) the trading markets for the Rule 144A security; and (6) the nature of the Rule 144A security and the nature of marketplace trades (including, the time needed to dispose of the Rule 144A security, methods of soliciting offers, and mechanics of transfer).

                 The Appendix to this Statement of Additional Information contains a description of the relevant rating symbols used by Rating Agencies for Municipal Obligations that may be purchased by the Fund.

INVESTMENT LIMITATIONS

                 The Fund's Prospectus summarizes certain investment limitations that may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares (as defined below under "Miscellaneous"). Below is a complete list of the Fund's investment limitations that may not be changed without such a vote of shareholders.

The Fund may not:

                 1. Purchase any securities other than Municipal Obligations and put options with respect to such obligations.

                 2. Purchase the securities of any issuer if as a result more than 5% of the value of the Fund's assets would be invested in the securities of such issuer, except that up to 25% of the value of the Fund's assets may be invested without regard to this 5% limitation.

                 3. Borrow money except from banks for temporary purposes and then in amounts not in excess of 10% of the value of the Fund's assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's assets at the time of such borrowing. The Fund will not purchase portfolio securities while any borrowings are outstanding.

                 4. Knowingly invest more than 10% of the value of the Fund's assets in securities with legal or contractual restrictions on resale.

                 5. Make loans except that the Fund may purchase or hold debt obligations in accordance with its investment objective, policies and limitations.

                 6. Underwrite any issue of securities except to the extent that the purchase of Municipal Obligations or other securities directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

                 7. Purchase or sell real estate except that the Fund may invest in Municipal Obligations secured by real estate or interests therein.

                 8. Purchase securities on margin, make short sales of securities or maintain a short position.

                 9. Write or sell puts, calls, straddles, spreads or combinations thereof.

                 10. Purchase or sell commodities or commodity contracts, or invest in oil, gas or mineral exploration or development programs.

                 11. Invest in industrial revenue bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than 3 years of continuous operation.

                 12. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition or reorganization.

                 13. Purchase securities, except securities issued by any state, territory or possession of the United States, the District of Columbia or their political subdivisions, agencies, instrumentalities or authorities, if as a result 25% or more of the value of the Fund's assets would be invested in securities of issuers conducting their principal business activities in the same industry. In the case of an industrial development bond, if that bond is backed only by the assets and revenues of the non-governmental user, such non-governmental user would be deemed to be the sole issuer. However, a guarantee of such a security would be considered a separate security issued by the guarantor.

                 In addition, without the affirmative vote of the holders of a majority of the Fund's outstanding shares, the Fund may not change its policy of investing at least 80% of its total assets in obligations the interest on which is exempt from federal income tax (except during temporary defensive periods). Securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities (including securities backed by the full faith and credit of the United States) are not deemed to be subject to the second investment limitation above.

                 In order to permit the sale of Fund shares in certain states, the Fund may make commitments more restrictive than the investment policies and limitations above. Should the Fund determine that any such commitment is no longer in its best interests, it will revoke the commitment by terminating sales of its shares in the state involved.


                             MUNICIPAL OBLIGATIONS

                 Municipal Obligations include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Private activity bonds that are or were issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term Municipal Obligations if the interest paid thereon is exempt from federal income tax. Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income taxes are rendered by counsel to the issuers or bond counsel to the respective issuing authorities at the time of issuance. Neither the Fund nor its investment adviser will review the proceedings relating to the issuance of Municipal Obligations or the bases for such opinions.

                 The Fund may hold tax-exempt derivatives which may be in the form of tender option bonds, participations, beneficial interests in a trust, partnership interests or other forms. A number of different structures have been used. For example, interests in long-term fixed-rate Municipal Obligations, held by a bank as trustee or custodian, are coupled with tender option, demand and other features when the tax-exempt derivatives are created. Together, these features entitle the holder of the interest to tender (or put) the underlying Municipal Obligation to a third party at periodic intervals and to receive the principal amount thereof. In some cases, Municipal Obligations are represented by custodial receipts evidencing rights to receive specific future interest payments, principal payments, or both, on the underlying municipal securities held by the custodian. Under such arrangements, the holder of the custodial receipt has the option to tender the underlying municipal securities at its face value to the sponsor (usually a bank or broker dealer or other financial institution), which is paid periodic fees equal to the difference between the bond's fixed coupon rate and the rate that would cause the bond, coupled with the tender option, to trade at par on the date of a rate adjustment. The Fund may hold tax-exempt derivatives, such as participation interests and custodial receipts, for Municipal Obligations which give the holder the right to receive payment of principal subject to the conditions described above. The Internal Revenue Service has not ruled on whether the interest received on tax-exempt derivatives in the form of participation interests or custodial receipts is tax-exempt, and accordingly, purchases of any such interests or receipts are based on the opinion of counsel to the sponsors of such derivative securities. Neither the Fund nor its investment adviser will review independently the underlying proceedings related to the creation of any tax-exempt derivatives or the bases for such opinion.

                 As described in the Fund's Prospectus, the two principal classifications of Municipal Obligations consist of "general obligation" and "revenue" issues, and the Fund's portfolio may include "moral obligation" issues, which are normally issued by special purpose authorities. There are, of course, variations in the quality of Municipal Obligations both within a particular classification and between classifications, and the yields on Municipal Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Rating Agencies represent their opinions as to the quality of Municipal Obligations. It should be recognized, however, that ratings are general and are not absolute standards of quality, and Municipal Obligations with the same maturity, interest rate, and rating may have different yields while Municipal Obligations of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by the Fund, an issue of Municipal Obligations may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Fund's investment adviser will consider such an event in determining whether the Fund should continue to hold the obligation.

                 An issuer's obligations under its Municipal Obligations are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Obligations may be materially adversely affected by litigation or other conditions.

                 Among other instruments, the Fund may purchase short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Tax-Exempt

Commercial Paper, Construction Loan Notes, and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements, or other revenues. In addition, the Fund may invest in other types of tax-exempt instruments such as municipal bonds, private activity bonds, and pollution control bonds, provided they have remaining maturities equal or less than the maximum remaining maturity defined for the Fund (if any) in its Prospectus at the time of purchase.

                 The payment of principal and interest on most securities purchased by the Fund will depend upon the ability of the issuers to meet their obligations. The District of Columbia, each state, each of their political subdivisions, agencies, instrumentalities, and authorities and each multi-state agency of which a state is a member is a separate "issuer" as that term is used in this Statement of Additional Information and the Fund's Prospectus. The non-governmental user of facilities financed by private activity bonds is also considered to be an "issuer."


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

IN GENERAL

                 Information on how to purchase and redeem the Fund's shares is included in the Prospectus. The issuance of the Fund's shares is recorded on the Fund's books, and share certificates are not issued unless expressly requested in writing. Certificates are not issued for fractional shares.

                 The regulations of the Comptroller of the Currency provide that funds held in a fiduciary capacity by a national bank approved by the Comptroller to exercise fiduciary powers must be invested in accordance with the instrument establishing the fiduciary relationship and local law. The Company believes that the purchase of the Fund's shares by such national banks acting on behalf of their fiduciary accounts is not contrary to applicable regulations if consistent with the particular account and proper under the law governing the administration of the account.



          Prior to effecting a redemption of shares represented by certificates, PFPC, the Company's transfer agent, must have received such certificates at its principal office. All such certificates must be endorsed by the redeeming shareholder or accompanied by a signed stock power, in each instance with the signature guaranteed by a commercial bank, a member of a major stock exchange or other eligible guarantor institution, unless other arrangements satisfactory to the Fund have previously been made. The Fund may require any additional information reasonably necessary to evidence that a redemption has been duly authorized.

                 Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange is closed, other than customary weekend and holiday closings, or during which trading on said Exchange is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.) In addition, the Fund may redeem shares involuntarily in certain other instances if the Board of Trustees determines that failure to redeem may have material adverse consequences to the Fund's shareholders in general. If the Board of Trustees determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, the Fund may make payment wholly or partly in securities or other property. See "Net Asset Value" below for an example when such form of payment might be appropriate.

                 Any institution purchasing shares on behalf of separate accounts will be required to hold the shares in a single nominee name (a "Master Account"). Institutions investing in more than one of the Company's portfolios or series of shares must maintain a separate Master Account for each portfolio or series of shares. Institutions may also arrange with PFPC for certain sub-accounting services (such as purchase, redemption and dividend recordkeeping). Sub-accounts may be established by name or number either when the Master Account is opened or later.

NET ASSET VALUE

                 As stated in the Fund's Prospectus, the Fund's net asset value per share is calculated by adding the value of all of the Fund's portfolio securities and other assets belonging to the Fund, subtracting the liabilities attributable to each class, and dividing the result by the total number of the outstanding shares of each class outstanding. Assets belonging to the Fund consist of the consideration received upon the issuance of Fund shares together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Company not belonging to a particular portfolio. Assets belonging to the Fund are charged with the direct liabilities of the Fund and with a share of the general liabilities of the Company allocated on a daily basis in proportion to the relative net assets of the Fund and the Company's other portfolios. Determinations made in good faith and in accordance with generally accepted accounting principles by the Company's Board of Trustees as to the allocation of any assets or liabilities with respect to the Fund are conclusive.

                 PIMC may use a pricing service to value certain portfolio securities where the prices provided are believed to reflect the fair market value of such securities. In valuing the Fund's securities, the pricing service would normally take into consideration such factors as yield, risk, quality, maturity, type of issue, trading characteristics, special circumstances, and other factors it deems relevant in determining valuations for normal institutionalized trading units of debt securities and would not rely exclusively on quoted prices. The methods used by the pricing service and the valuations so established will be reviewed by PIMC under the general supervision of the Company's Board of Trustees. Several pricing services are available, and one or more of which may be used by PIMC at its own expense from time to time.


                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

                 The Company's trustees and executive officers, their addresses, principal occupations during the past five years, and other affiliations are provided below. In addition to the information set forth below, the trustees serve in the following capacities:


              Each trustee of the Company serves as a director of Temporary Investment Fund, Inc. ("Temp") and Provident Institutional Funds, Inc. ("PIF") and as a trustee of Trust for Federal Securities ("Fed"). In addition, Messrs. Fortune and Pepper are directors of Independence Square Income Securities, Inc. ("ISIS") and Managing General Partners of Chestnut Street Exchange Fund ("Chestnut"); Messrs. Pepper and Johnson are directors of Municipal Fund for California Investors, Inc. ("Cal Muni"); Mr. Johnson is a director of Municipal Fund for New York Investors, Inc. ("New York Muni") and of the International Dollar Reserve Fund ("IDR").



              Each of the Company's officers, with the exception of Mr.
Jones, holds like offices with Temp, Fed, and PIF. In addition, Mr. Roach is Treasurer of Chestnut, President and Treasurer of The RBB Fund, Inc. and New York Muni and Vice President and Treasurer of ISIS, and Cal Muni; Mr. Pepper is President and Chairman of the Board of Cal Muni and PIF; Mr. Fortune is President and Chairman of Chestnut and ISIS and, Mr. Jones is Secretary of Chestnut, Cal Muni, and New York Muni. Each of the investment companies named above, receives various advisory and other services from PIMC and PNC Bank. Of the above-mentioned funds, PDI provides distribution services to Temp, Fed, PIF, Cal Muni, New York Muni, PIF and IDR. Of the above-referenced funds, PFPC and PDI provide administrative services to Temp, Fed, PIF, Cal Muni, and New York Muni.



                                                                                                         Principal Occupations
                                                            Position with                                During Past 5 Years and
Name and Address                                            the Company                                  Other Affiliations
----------------                                            -------------                                -----------------------
PHILIP E. COLDWELL(2,3,4)                                   Trustee                                      Economic Consultant;
Coldwell Financial                                                                                       Chairman, Coldwell
Consultants                                                                                              Financial Consultants,
3330 Southwestern Blvd.                                                                                  Member of the Board of
Dallas, TX  75225                                                                                        Governors of the Federal
                                                                                                         Reserve System, 1974 to
Age 73                                                                                                   1980; President, Federal
                                                                                                         Reserve Bank of Dallas,
                                                                                                         1968 to 1974; Director,
                                                                                                         Maxus Energy Corporation
                                                                                                         (energy products) 1989 to
                                                                                                         1993; Director, Diamond
                                                                                                         Shamrock Corp. (energy and
                                                                                                         chemical products) until
                                                                                                         1987.


ROBERT R. FORTUNE(2,3,4)                                    Trustee                                      Financial Consultant;
2920 Ritter Lane                                                                                         Chairman, President
Allentown, PA  18104                                                                                     and Chief Executive Officer
                                                                                                         of Associated Electric &
Age 79                                                                                                   Gas Insurance Services
                                                                                                         Limited 1984 to 1993;
                                                                                                         Member of the Financial
                                                                                                         Executives Institute and
                                                                                                         American Institute of
                                                                                                         Certified Public
                                                                                                         Accountants; Director,
                                                                                                         Prudential Utility Fund,
                                                                                                         Inc., and Prudential
                                                                                                         Structured Maturity Fund,
                                                                                                         Inc.


RODNEY D. JOHNSON(3,4)                                      Trustee                                      President, Fairmount
Fairmount Capital                                                                                        Capital Advisors, Inc.
Advisors, Inc.                                                                                           (financial advising)
1435 Walnut Street                                                                                       since 1987; Treasurer
Drexel Building,                                                                                         North Philadelphia Health
3rd Floor                                                                                                System (formerly Girard
Philadelphia, PA  19102                                                                                  Medical Center), 1988 to
                                                                                                         1992, Vice President for
Age 54                                                                                                   Financial Affairs and
                                                                                                         Treasurer, Temple
                                                                                                         University, 1983 to 1987;
                                                                                                         Member, Board of Education,
                                                                                                         School District of
                                                                                                         Philadelphia, 1983 to 1988.


G. WILLING PEPPER(1,2)                                      Chairman of                                  Retired; Chairman of the
128 Springton Lake Road                                     the Board,                                   Board, The Institute
Media, PA 19063                                             President and                                for Cancer Research until

Age 87

                                                                                                         Principal Occupations
                                                            Position with                                During Past 5 Years and
Name and Address                                            the Company                                  Other Affiliations
----------------                                            -------------                                -----------------------
                                                            Trustee                                      1979; Director,
                                                                                                         Philadelphia National Bank
                                                                                                         until 1978; President,
                                                                                                         Scott Paper Company, 1971
                                                                                                         to 1973; Chairman of the
                                                                                                         Board, Specialty Composites
                                                                                                         Corp. until May 1984.


EDWARD J. ROACH                                             Vice President                               Certified Public
400 Bellevue Parkway                                        and Treasurer                                Accountant; Vice
Suite 100                                                                                                Chairman of the Board,
Wilmington, DE  19809                                                                                    Fox Chase Cancer Center;
                                                                                                         Trustee Emeritus,
Age 71                                                                                                   Pennsylvania School for the
                                                                                                         Deaf, Trustee Emeritus
                                                                                                         Immaculata College,
                                                                                                         Director, The Bradford
                                                                                                         Funds, Inc.


MORGAN R. JONES                                             Secretary                                    Partner of the law firm of
PNB Building                                                                                             Drinker Biddle & Reath,
1345 Chestnut Street                                                                                     Philadelphia,
Philadelphia, PA 19107-3496                                                                              Pennsylvania.

Age 56




------------------------------

(1) This trustee is considered by the Company to be an "interested person" of the Company as defined in the 1940 Act.

(2)      Executive Committee Member.

(3)      Audit Committee Member.

(4)      Nominating Committee Member.


                           --------------------------

                 During intervals between meetings of the Board, the Executive Committee may exercise the authority of the Board of Trustees in the management of the Company's business to the extent permitted by law.


              For the Company's fiscal year ended November 30, 1995, the Company paid a total of $94,175 to its officers and trustees in all capacities, of which $875 was allocated to the Fund. In addition, the Company contributed $2,534 during its last fiscal year to its retirement plan for employees (who included Mr. Roach), of which $21 was allocated to the Fund. Drinker Biddle & Reath, of which Mr. Jones is a partner, receives legal fees as counsel to the Company. No employee of PDI, PFPC, PIMC, or PNC Bank receives any compensation from the Company for acting as an officer or trustee of the Company. The trustees and officers of the Company as a group beneficially own less than 1% of the shares of each of the Company's portfolios.

                 By virtue of the responsibilities assumed by PDI, PFPC, PIMC, and PNC Bank under their respective agreements with the Company, the Company itself requires only one part-time employee in addition to its officers.


              The table below sets forth the compensation actually received from the Fund Complex of which the Fund is a part by the trustees for the fiscal year ended November 30, 1995:



                                                                                                           Total
                                                                                                        Compensation
                                                               Pension or                             from Registrant
                                                               Retirement                                 and Fund
                                          Aggregate         Benefits Accrued    Estimated Annual         Complex(1)
                                         Compensation        as Part of Fund     Benefits Upon             Paid to
      Name of Person, Position         from Registrant          Expenses           Retirement             Trustees
 Philip E. Coldwell, Trustee             $ 10,800.00                0                 N/A             (3)(2)$43,600.00
 Robert R. Fortune, Trustee                10,800.00                0                 N/A             (5)(2) 63,600.00

 Rodney D. Johnson, Trustee                10,800.00                0                 N/A             (5)(2) 55,850.00

 G. Willing Pepper, Trustee and            19,100.00                0                 N/A             (6)(2) 96,250.00
 Chairman
 David R. Wilmerding, Jr.(3),              12,466.68                0                 N/A             (5)(2) 60,600.04
 Trustee

 Anthony M. Santomero(4), Trustee          10,800.00                0                 N/A             (4)(2) 49,900.00
                                          ----------                                                         ---------

                                          $74,766.68                                                       $369,800.04






--------------------

(1) A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies.

(2) Total number of such other investment companies trustee serves on within the Fund Complex.

(3)  Mr. Wilderding  resigned as  trustee of the  Company on January 4, 1996.

(4)  Mr.  Santomero resigned  as trustee  of the  Company on January 4, 1996.

INVESTMENT ADVISER AND SUB-ADVISER

                 The advisory and sub-advisory services provided by PIMC and PNC Bank are described in the Fund's Prospectus. For the advisory services provided and expenses assumed by it, PIMC is entitled to receive fees, computed daily and payable monthly, based on the average net assets of the Fund. (See "Management of the Fund -- Investment Adviser and Sub-Adviser" in the Fund's Prospectus for the fee schedule.)

                 PIMC, and the administrators have each agreed to reduce their fees to the extent necessary to ensure that the Fund's operating expenses (excluding interest, taxes, brokerage fees, fees paid to Service Organizations pursuant to Servicing Agreements, and extraordinary expenses) do not exceed
 .40% of the average net assets for the Portfolio. PIMC and the administrators have also agreed that if, in any fiscal year, the expenses borne by the Fund exceed the applicable expense limitations imposed by the securities regulations of any state in which shares of the Fund are registered or qualified for sale to the public, they will each reimburse the Fund for a portion of any such excess expense in an amount equal to the portion that the administration fees otherwise payable by the Fund to the administrators bear to the total amount of the investment advisory and administration fees otherwise payable to the Fund. To the Fund's knowledge, of the expense limitations in effect on the date of this Statement of Additional Information, none is more restrictive than two and one-half percent (2-1/2%) of the first $30 million of the Fund's average annual net assets, two percent (2%) of the next $70 million of the average annual net assets, and one and one-half percent (1-1/2%) of the remaining average annual net assets.


                 For the fiscal years ended November 30, 1993, 1994 and 1995, the Fund paid fees for advisory services aggregating $35,786, $27,271 and $9,476, respectively. For the same years, PIMC waived payment of additional advisory fees totalling $14,319, $12,584 and $9,766, respectively. PIMC and PNC Bank also serve as adviser and sub-adviser, respectively, to the Company's MuniFund and MuniCash portfolios.


BANKING LAWS

                 Certain banking laws and regulations with respect to investment companies are discussed in the Fund's Prospectus. PIMC, PNC Bank and PFPC believe that they may perform the services for the Fund contemplated by respective agreements, the Prospectus, and this Statement of Additional Information without violation of applicable banking laws or regulations. It should be noted, however, that future changes in legal requirements relating to the permissible activities of banks and their affiliates, as well as further interpretations of present requirements, could prevent PIMC and PFPC from continuing to perform such services for the Fund and PNC Bank from continuing to perform such services for PIMC and the Fund. If PIMC, PFPC, or PNC Bank were prohibited from continuing to perform such services, it is expected that the Company's Board of Trustees would recommend that the Fund enter into new agreements with other qualified firms. Any new advisory agreement would be subject to shareholder approval.

                 In addition, state securities laws on this issue may differ from the interpretations of federal laws expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

ADMINISTRATORS

                 As the Fund's administrators, PFPC and PDI have agreed to provide the following services: (i) assist generally in supervising the Fund's operations, including providing a Wilmington, Delaware order-taking facility with toll-free IN-WATS telephone lines, providing for the preparing, supervising, and mailing of purchase and redemption order confirmations to shareholders of record, providing and supervising the operation of an automated data processing system to process purchase and redemption orders, maintaining a back-up procedure to reconstruct lost purchase and redemption data, providing information concerning the Fund to its shareholders of record, handling shareholder problems, providing (through PDI) the services of employees to preserve and strengthen shareholder relations and monitoring the arrangements pertaining to the Fund's agreements with Service Organizations; (ii) assure that persons are available to receive and transmit purchase and redemption orders; (iii) participate in the periodic updating of the Fund's Prospectus;
(iv) assist in maintaining the Fund's Wilmington, Delaware office; (v) perform administrative services in connection with the Fund's computer access program maintained to facilitate shareholder access to the Fund; (vi) accumulate information for and coordinate the preparation of reports to the Fund's shareholders and the SEC; (vii) provide the services of certain persons who may be elected as trustees or appointed as officers of the Company by the Board of Trustees; (viii) maintain the registration or qualification of the Fund's shares for sale under state securities laws; (ix) review and provide advice with respect to all sales literature of the Fund; and (x) assist in the monitoring of regulatory and legislative developments which may affect the Company, participate in counseling and assisting the Company in relation to routine regulatory examinations and investigations, and work with the Company's counsel in connection with regulatory matters and litigation.

                 For their administrative services, the administrators are entitled jointly to receive a fee, computed daily and payable monthly, determined in the same manner as PIMC's advisory fee set forth above. The Fund also reimburses each administrator for its reasonable out-of-pocket expenses incurred in connection with the Fund's computer access program. For information regarding the administrators' obligation to reimburse the Fund in the event its expenses exceed certain prescribed limits, see "Investment Adviser and Sub-Adviser" above.


                 For the fiscal year ended November 30, 1995, the Company paid fees (net of waivers) for administration fees aggregating $9,476 with respect to the Fund. For the same fiscal year, PFPC and PDI voluntarily waived administration fees aggregating $9,766 with respect to the Fund. For the fiscal year ended, November 30, 1994, the Fund paid administration fees aggregating $27,271. For the same year, the administrator waived fees totalling $12,584. For the period from January 18, 1993 through November 30, 1993, the Company paid fees for administrative services to PFPC and Provident Distributors, Inc. ("PDI") (formerly called MFD Group, Inc.), its administrators, aggregating $30,181 with respect to the Fund. For the same period, administration fees of $12,254 payable by the Fund were voluntarily waived. For the period from December 1, 1992 through January 17, 1993, the Company paid fees to Boston Advisors totalling $5,605 with respect to the Fund. Administration fees of $2,065 payable by the Fund were waived by Boston
Advisors during this period.


                 PFPC, a wholly owned, indirect subsidiary of PNC Bank, provides advisory, administrative or, in some cases sub-advisory and/or sub-administrative services to investment companies which are distributed by PDI. PFPC and PDI also serve as the administrators of the Company's MuniFund and MuniCash portfolios.

DISTRIBUTOR

                 PDI acts as the distributor of the Fund's shares. The Fund's shares are sold on a continuous basis by PDI, the distributor, as agent, although it is not obliged to sell any particular amount of shares. The distributor pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Fund (excluding preparation and printing expenses necessary for the continued registration of Fund shares). The distributor shall prepare or review, provide advice with respect to, and file with the federal and state agencies or other organization as required by federal, state, or other applicable laws and regulations, all sales literature (advertisements, brochures and shareholder communications) for the Fund and any class or subclass thereof. No compensation is payable by the Fund to the distributor for its distribution services. PDI also serves as the distributor for the Company's

MuniFund and MuniCash portfolios. PDI is a Delaware corporation, with its principal place of business located at 259 Radnor-Chester Road, Suite 120, Radnor, Pennsylvania 19087.

CUSTODIAN AND TRANSFER AGENT

                 Pursuant to a Custodian Agreement, PNC Bank serves as the Fund's custodian. Under the Agreement, PNC Bank has agreed to provide the following services: (i) maintain a separate account or accounts in the name of the Fund; (ii) hold and disburse portfolio securities on account of the Fund;
(iii) collect and make disbursements of money on behalf of the Fund; (iv) collect and receive all income and other payments and distributions on account of the Fund's portfolio securities; and, (v) make periodic reports to the Board of Trustees concerning the Fund's operations. PNC Bank also serves as custodian for the Company's MuniFund and MuniCash portfolios.

                 PFPC also serves as transfer agent, registrar, and dividend disbursing agent to the Fund pursuant to a Transfer Agency Agreement. Under the Agreement, PFPC has agreed to provide the following services: (i) maintain a separate account or accounts in the name of the Fund; (ii) issue, transfer, and redeem Fund shares; (iii) transmit all communications by the Fund to its shareholders of record, including reports to shareholders, dividend and distribution notices, and proxy material for its meetings of shareholders; (iv) respond to correspondence by shareholders, security brokers, and others relating to its duties; (v) maintain shareholder accounts and sub-accounts;
(vi) provide installation and other services in connection with the Fund's computer access program maintained to facilitate shareholder access to the Fund; (vii) send each shareholder of record a monthly statement showing the total number of shares owned as of the last business day of the month (as well as the dividends paid during the current month and year); and, (viii) provide each shareholder of record with a daily transaction report for each day on which a transaction occurs in the shareholder's Master Account with the Fund. Further, an institution establishing sub-accounts with PFPC is provided with a daily transaction report for each day on which a transaction occurs in a sub-account and, as of the last calendar day of each month, a report which sets forth the share balances for the sub-accounts at the beginning and end of the month and income paid or reinvested during the month. Finally, PFPC provides each shareholder of record with copies of all information which is required to be filed with the Internal Revenue Service and other appropriate taxing authorities. PFPC also serves as transfer agent for the Company's MuniFund and MuniCash portfolios.

                 PNC Bank is also authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that PNC Bank shall remain responsible for the performance of all of its duties under the Custodian Agreement and shall hold the Fund harmless from the acts and omissions of any bank or trust company serving as sub-custodian.

                 Under the Transfer Agency Agreement, the Fund pays PNC Bank an annual fee, calculated daily on the average daily gross assets and paid monthly, at the rate of $.25 for each $1000 of the first $250 million, $.20 for each $1000 on the next $250 million, $.15 for each $1000 on the next $500 million, $.09 for each $1000 on the next $2 billion, and $.08 for each $1000 on amounts over $3 billion, plus $15.00 for each purchase, sale, or delivery of fixed income securities (other than "Money Market" obligations) and $40 for each interest collection or claim item. For transfer agency and dividend disbursing services, the Fund pays fees to PFPC at the annual rate of $12.00 per account and sub-account maintained by PFPC plus $1.00 for each purchase or redemption transaction by an account (other than a purchase transaction made in connection with the automatic reinvestment of dividends). Payments to PFPC for sub-accounting services provided by others are limited to the amounts which PFPC pays to others for such services. In addition, the Fund reimburses PNC Bank and PFPC for out-of-pocket expenses related to such services. PNC Bank's principal business address is Broad and Chestnut Streets, Philadelphia, Pennsylvania 19102.

SERVICE ORGANIZATIONS


                 As stated in the Fund's Prospectus, the Fund will enter into an agreement with each Service Organization which purchases Dollar shares requiring it to provide support services to its customers who beneficially own Dollar shares in consideration of the Fund's payment of .25% (on an annualized basis) of the average daily net asset value of the Dollar shares held by the Service Organization for the benefit of customers. Such services include: (i) aggregating and processing purchase and redemption requests from customers and placing net purchase and redemption orders with PFPC; (ii) providing customers with a service that invests the assets of their accounts in Dollar shares;
(iii) processing dividend payments from the Fund on behalf of customers; (iv) providing information periodically to customers showing their positions in Dollar shares; (v) arranging for bank wires; (vi) responding to customer inquiries relating to the services performed by the Service Organization; (vii) providing sub-accounting with respect to the Fund's Dollar shares beneficially owned by customers or the information necessary for sub-accounting; (viii) forwarding shareholder communications from the Fund (such as proxies, shareholder reports, annual and semi-annual financial statements, and dividend, distribution, and tax notices) to customers, if required by law; and, (ix) other similar services if requested by the Fund. During the fiscal year ended November 30, 1995, the Company paid servicing fees of $270,786 which the Fund paid $79.

                 The Fund's agreements with Service Organizations are governed by a Shareholder Services Plan (the "Plan") that has been adopted by the Company's Board of Trustees pursuant to an exemptive order granted by the SEC in connection with the creation of the Dollar shares. Pursuant to each Plan, the Board of Trustees reviews, at least quarterly, a written report of the amounts expended under the Fund's agreements with Service Organizations and the purposes for which the expenditures were made. In addition, the Fund's arrangements with Service Organizations must be approved annually by a majority of the Company's trustees, including a majority of the trustees who are not "interested persons" of the Company as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements (the "Disinterested Trustees").

                 The Board of Trustees has approved the Fund's arrangements with Service Organizations based on information provided by the Fund's service contractors that there is a reasonable likelihood that the arrangements will benefit the Fund and their shareholders by affording the Fund greater flexibility in connection with the servicing of the accounts of the beneficial owners of their shares in an efficient manner. Any material amendment to the Fund's arrangements with Service Organizations must be approved by a majority of the Company's Board of Trustees (including a majority of the Disinterested Trustees). So long as the Fund's arrangements with Service Organizations are in effect, the selection and nomination of the members of the Company's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Company will be committed to the discretion of such non-interested trustees.

EXPENSES

                 The Fund's expenses include taxes, interest, fees, and salaries of the Company's trustees and officers, SEC fees, state securities qualification fees, Standard & Poor's rating fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders, advisory and administration fees, charges of the custodian, transfer agent and dividend disbursing agent, Service Organization fees, certain insurance premiums, outside auditing and legal expenses, costs of the Fund's computer access program, costs of shareholder reports and shareholder meetings, and any extraordinary expenses. The Fund also pays for brokerage fees and commissions (if any) in connection with the purchase and sale of portfolio securities.


                    ADDITIONAL INFORMATION CONCERNING TAXES

                 The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders or possible legislative changes, and the discussion here and in the Fund's Prospectus is not intended as a substitute for careful tax planning. Investors should consult their tax advisors with specific reference to their own tax situation.

                 As stated in the Prospectus, the Fund is treated as a separate corporate entity under the Code and intends to qualify as a regulated investment company under the Code. In order to so qualify for a taxable year, the Fund must satisfy the distribution requirement described in the Prospectus, derive at least 90% of its gross income for the year from certain qualifying sources, comply with certain diversification requirements and derive less than 30% of its gross income for the year from the sale or other disposition of securities and certain other investments held for less than three months. Interest (including original issue discount and accrued market discount) received by the Fund at maturity or disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of the 30% requirement. However, any other income which is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose.

                 As described above and in the Fund's Prospectus, the Fund is designed to provide institutions with current tax-exempt interest income. The Fund is not intended to constitute a balanced investment program nor is it designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Fund would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, not only would not gain any additional benefit from the Fund's dividends being tax-exempt but also such dividends would be taxable when distributed to the beneficiary. In addition, the Fund may not be an appropriate investment for entities which are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his or her trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, or who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners, and an S Corporation and its shareholders.

                 In order for the Fund to pay exempt-interest dividends for any taxable year, at the close of each quarter of its taxable year at least 50% of the aggregate value of the Fund's assets must consist of exempt-interest obligations. After the close of its taxable year, the Fund will notify its shareholders of the portion of the dividends paid by the Fund which constitutes an exempt-interest dividend with respect to such taxable year. However, the aggregate amount of dividends so designated by the Fund cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund for the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. The percentage of total dividends paid by the Fund with respect to any taxable year which qualifies as federal tax-exempt-interest dividends will be the same for all shareholders of the Fund receiving dividends for such year.

                 Interest on indebtedness incurred by a shareholder to purchase or carry the Fund's shares generally is not deductible for federal income tax purposes if the Fund distributes exempt-interest dividends during the shareholder's taxable year.

                 Any net realized long-term capital gains will be distributed at least annually. The Fund will generally have no tax liability with respect to such gains, and the distributions will be taxable to the Fund's shareholders as long-term capital gains, regardless of how long a shareholder has held the Fund's shares. Such distributions will be designated as a capital gain dividend in a written notice mailed by the Fund to shareholders not later than 60 days after the close of the Fund's taxable year.

                 While the Fund does not expect to earn any investment company taxable income, any taxable income earned by the Fund will be distributed to its shareholders. In general, the Fund's investment company taxable income will be its taxable income (for example, any short-term capital gains) subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. The Fund will be taxed on any of its undistributed investment company taxable income. To the extent such income is distributed by the Fund (whether in cash or additional shares), it will be taxable to the Fund's shareholders as ordinary income.

                 A 4% nondeductible excise tax is imposed on regulated investment companies that fail currently to distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions of any ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

                 If for any taxable year the Fund does not qualify for tax treatment as a regulated investment company, all of the Fund's taxable income will be subject to tax at regular corporate rates without any deduction for distributions to Fund shareholders. In such event, dividend distributions to shareholders would be taxable to shareholders to the extent of the Fund's earnings and profits and would be eligible for the dividends received deduction allowed to corporations.

                 The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or gross proceeds realized upon sale paid to shareholders which have failed to provide a correct tax identification number in the manner required, which is subject to withholding by the Internal Revenue Service for failure properly to include on their return payments of taxable interest or dividends, or which has failed to certify to the Fund that it is not subject to backup withholding when required to do so or that it is an "exempt recipient."

                 Although the Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which offices are maintained, in which agents or independent contractors are located or in which they are otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

                 The foregoing discussion is based on federal tax laws and regulations which are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action.


                                   DIVIDENDS

GENERAL

                 The Fund's net investment income for dividend purposes consists of (i) interest accrued and discount earned on the Fund's assets, (ii) less amortization of market premium on such assets, accrued expenses directly attributable to the Fund, and the general expenses (e.g. legal, accounting and trustees' fees) of the Company prorated to the Fund on the basis of its relative net assets. The amortization of market discount on the Fund's assets is not included in the calculation of net income. Realized and unrealized gains and losses on portfolio securities are reflected in net asset value. In addition, the Fund's Dollar shares bear exclusively the expense of fees paid to Service Organizations. (See "Management of the Fund--Service Organizations.")


               ADDITIONAL INFORMATION ON PERFORMANCE CALCULATIONS

                 From time to time, the yields and total return of the Fund may be quoted in advertisements, shareholder reports, or other communications to shareholders. Yields and total returns are calculated separately for Intermediate Municipal Fund and Intermediate Municipal Fund Dollar shares.

                 YIELD CALCULATIONS. The yield for a series of shares in the Fund is calculated by dividing the net investment income per share (as described below) earned by the Fund during a 30-day (or one-month) period by the net asset value per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result, and then doubling the difference. The Fund's net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:

                               a-b     6
                 Yield = 2 [(----- + 1) - 1]
                               cd

         Where:  a =      dividends and interest earned during the period.

                 b =     expenses accrued for the period (net of
                         reimbursements).

                 c =     the average daily number of shares
                         outstanding during the period that were
                         entitled to receive dividends.

                 d =     net asset value per share on the last
                         day of the period.

                 Except as noted below, for the purpose of determining net investment income earned during the period (variable "a" in the formula), interest earned on debt obligations held by the Fund is calculated by computing the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date.

                 Interest earned on tax-exempt obligations that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

                 Undeclared earned income will be subtracted from the net asset value per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.


                 Based on the foregoing calculations, the yield for the month of November 1995 was 4.03% for the Fund's shares and 3.78% for the Fund's Dollar Shares and the "tax-equivalent" yield was 5.60% for the Fund's shares and 5.25% for the Fund's Dollar Shares. The "tax-equivalent" yield is computed by: (a) dividing the portion of the yield (calculated as above) that is exempt from Federal income tax by one minus a stated Federal income tax rate; and adding that figure to that portion, if any, of the yield that is not exempt from Federal income tax. During the periods cited above, all of the Fund's yield was exempt from Federal income tax, and the Federal income tax rate used in calculating the "tax-equivalent" yield was 28%.


                 TOTAL RETURN CALCULATIONS. The average annual total return for the Fund's series of shares is calculated by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                        ERV  1/n
                 T = [(-----) - 1]
                         P

         Where:  T =      average annual total return.

                 ERV =   ending redeemable value at the end of
                         the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

                 P =     hypothetical initial payment of $1,000.

                 n =     period covered by the computation,
                         expressed in terms of years.

                 The aggregate total returns are computed by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                                     ERV
         Aggregate Total Return = [(-----) - 1]
                                      P

                 The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and deduction of all nonrecurring charges at the end of the period covered by the computations.

                 YIELDS AND PERFORMANCE RESULTS WILL FLUCTUATE, AND ANY QUOTATION OF YIELD OR PERFORMANCE DATA SHOULD NOT BE CONSIDERED REPRESENTATIVE OF THE FUTURE PERFORMANCE OF THE FUND. Since yields and performance data will fluctuate, such data for the Fund cannot necessarily be used to compare an investment in the Fund's shares with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield and performance data are generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses net of fee waivers and expense reimbursements, if any, and market conditions. Any fees charged by banks with respect to customer accounts in investing in shares of the Fund will not be included in yield calculations, such fees, if charged, would reduce the actual yield from that quoted.


                 Based on the foregoing calculations, the average annual total returns for the Fund's shares for the one-year period ended November 30, 1995, for the five-year period ended November 30, 1995, and for the period December 2, 1982 to November 30, 1995 were 12.22%, 6.87% and 6.58%, respectively. The aggregate total returns for the Fund's shares for the same three periods were 12.22%, 39.43% and 129.15%, respectively. For the Fund's Dollar Shares the average annual total return for the one year period ended November 30, 1995, for the five-year period ended November 30, 1995 and for the period March 6, 1986 to November 30, 1995 were 11.97%, 6.62% and 6.33%, respectively. No Intermediate Municipal Dollar shares were outstanding for the period from April 11, 1989 to August 1, 1990 and the period from January 7, 1991 to July 9, 1991.



                    ADDITIONAL DESCRIPTION CONCERNING SHARES

                 The Company does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. Upon the written request of shareholders owning at least twenty percent of the Company's shares, the Company will call for a meeting of shareholders to consider the removal of one or more trustees and other certain matters. To the extent required by law, the Company will assist in shareholder communication in such matters.

                 As stated in the Fund's Prospectus, holders of shares in the Fund will vote in the aggregate and not by class or series on all matters, except where otherwise required by law and except that only the Fund's Dollar shares will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Fund's arrangements with Service Organizations. (See "Management of the Fund -- Service Organizations.") Further, shareholders of all of the Company's portfolios will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under the Rule the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio. However, the Rule also provides that the ratification of the selection of independent certified public accountants, the approval of principal underwriting contracts and the election of trustees are not subject to the separate voting requirements and may be effectively acted upon by shareholders of the investment company voting without regard to portfolio.


                                    COUNSEL

                 Drinker Biddle & Reath, Philadelphia National Bank Building, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107-3496, of which Morgan R. Jones, Secretary of the Company, is a partner, serves as counsel to the Company and will pass upon the legality of the shares offered hereby.

                                    AUDITORS

                 The audited Financial Statements and the financial highlights of the Company, which are included in this Statement of Additional Information, have been included in reliance upon the report of KPMG Peat Marwick LLP, independent certified public accountants, which report also appears in this Statement of Additional Information, and upon the authority of said firm as
experts in accounting and auditing.   KPMG Peat Marwick LLP  has offices at
1600 Market Street, Philadelphia, Pennsylvania 19103.


                                 MISCELLANEOUS

SHAREHOLDER VOTE


                 As used in this Statement of Additional Information and the Fund's Prospectus, a "majority of the outstanding shares" of the Fund or of any other portfolio means with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the vote of the lesser of (1) 67% of the Fund's shares (irrespective of Class or series) or of the portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of the Fund or such portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund (irrespective of Class or series) or of the portfolio.

CERTAIN RECORD HOLDERS


                 On March 13, 1996, the name, address, and percentage of ownership of each institutional investor that owned of record 5% or more of the outstanding shares of the Fund were as follows:



               Barnett Bank Trust Company NA       103,972.287  18.89%
               Attn: Income Collections Dept.
               P.O. Box 40200
               Jacksonville, Florida  32231

               American National Bank               88,343.999  16.05%
               Opus and Company
               Department 77-3272
               Chicago, Illinois  60678

               First of America Trust Co.          198,134.416  36.00%
               Attn: Mutual Funds
               P.O. Box 4042
               Kalamezoo, Michigan 49007

               First Interstate Bank Arizona        28,443.062   5.16%
               Tanfir & Co.
               Mutual Funds Dept A-88-4
               P.O. Box 9800
               Calabasa, California  91312

               Bank of America NT & SA              30,274.225   5.50%
               PACO
               Attn: Mutual Funds #8615
               P.O. Box 3577 Terminal Annex
               Los Angeles, California 90051


SHAREHOLDER AND TRUSTEE LIABILITY

                 The Company is organized as a trust under the laws of the Commonwealth of Pennsylvania. Shareholders of such a trust may, under certain circumstances, be held personally liable (as if they were partners) for the obligations of the trust. The Declaration of Trust of the Company provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Company and that every note, bond, contract, order, or other undertaking made by the Company shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of being or having been a shareholder and not because of any acts or omissions or some other reason. The Declaration of Trust also provides that the Company shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Company and satisfy any judgment thereon. Thus, the risk of a shareholder's incurring financial loss beyond the amount invested on account of shareholder liability is limited to circumstances in which the Company itself would be unable to meet its obligations.

                 The Company's Declaration of Trust provides further that no trustee of the Company shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment, or decree arising out of or connected with the administration or preservation of the trust estate or the conduct of any business of the Company, nor shall any trustee be personally liable to any person for any action or failure to act except by reason of bad faith, willful misfeasance, gross negligence in performing duties, or by reason of reckless disregard of the obligations and duties as trustee. It also provides that all persons having any claim against the trustees or the Company shall look solely to the trust property for payment. With the exceptions stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred in connection with the defense or disposition of any proceeding in which the trustee may be involved or may be threatened with by reason of being or having been a trustee, and that the trustees have the power, but not the duty, to indemnify officers and employees of the Company unless such persons would not be entitled to indemnification if they were in the position of trustee.


FINANCIAL STATEMENTS



                 The audited financial statements for the Intermediate Municipal Fund Portfolio and notes thereto in the Fund's Annual Report to Shareholders for the fiscal year ended November 30, 1995 (the "1995 Annual Report") are incorporated in this Statement of Additional Information by reference. No other parts of the 1995 Annual Report are incorporated by reference herein. The financial statements included in the 1995 Annual Report have been audited by the Fund's independent accountants, KPMG Peat Marwick LLP, whose reports thereon are incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such report given upon their authority as experts in accounting and auditing. Additional copies of the 1995 Annual Report may be obtained at no charge by telephoning the Fund at the telephone number appearing on the front page of this Statement of Additional Information.

                                   APPENDIX A



COMMERCIAL PAPER RATINGS


                 A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The following summarizes the rating categories used by Standard and Poor's for commercial paper:


                 "A-1" - Issue's degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted "A-1+."


                 "A-2" - Issue's capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."



                 "A-3" - Issue has an adequate capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes and circumstances than an obligation carrying a higher designation.



                 "B" - Issue has only a speculative capacity for timely payment.



                 "C" - Issue has a doubtful capacity for payment.



                 "D" - Issue is in payment default.




                 Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody's for commercial paper:



                 "Prime-1" - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.


                 "Prime-2" - Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.



                 "Prime-3" - Issuer or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.



                 "Not Prime" - Issuer does not fall within any of the Prime rating categories.




                 The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:



                 "D-1+" - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.



                 "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.



                 "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.



                 "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                 "D-3" - Debt possesses satisfactory liquidity, and other protection factors qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.



                 "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.



                 "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.




                 Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:


                 "F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                 "F-1" - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."


                 "F-2" - Securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.



                 "F-3" - Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.



                 "F-S" - Securities possess weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.



                 "D" - Securities are in actual or imminent payment default.


                 Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.

                 Thomson BankWatch short-term ratings assess the likelihood of an untimely or incomplete payment of principal or interest of unsubordinated instruments having a maturity of one year or less which is issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the ratings used by Thomson
BankWatch:


                 "TBW-1" - This designation represents Thomson BankWatch's highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.


                 "TBW-2" - This designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."



                 "TBW-3" - This designation represents the lowest investment grade category and indicates that while the debt is more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.



                 "TBW-4" - This designation indicates that the debt is regarded as non-investment grade and therefore speculative.




                 IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short-term debt ratings:


                 "A1+" - Obligations supported by the highest capacity for timely repayment.

                 "A1" - Obligations are supported by a strong capacity for timely repayment.


                 "A2" - Obligations are supported by a satisfactory capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.



                 "A3" - Obligations are supported by a satisfactory capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic or financial conditions than for obligations in higher categories.

                 "B" - Obligations for which the capacity for timely repayment is susceptible to adverse changes in business, economic or financial conditions.



                 "C" - Obligations for which there is an inadequate capacity to ensure timely repayment.



                 "D" - Obligations which have a high risk of default or which are currently in default.




CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS



                 The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:


                 "AAA" - This designation represents the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

                 "AA" - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

                 "A" - Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.


                 "BBB" - Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.



                 "BB," "B," "CCC," "CC" and "C" - Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.



                 "BB" - Debt has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.



                 "B" - Debt has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.



                 "CCC" - Debt has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.



                 "CC" - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.



                 "C" - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.



                 "CI" - This rating is reserved for income bonds on which no interest is being paid.



                 "D" - Debt is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S & P believes such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.



                 PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.



                 "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:



                 "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.



                 "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.



                 "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.



                 "Baa" - Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.



                 "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.


                 Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.


                 Moody's applies numerical modifiers 1, 2 and 3 in each generic classification from "Aa" to "B" in its bond rating system. The modifier 1 indicates that the issuer ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks at the lower end of its generic rating category.




                 The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:


                 "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                 "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                 "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.


                 "BBB" - Debt possesses below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.



                 "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.



                 To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.




                 The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:


                 "AAA" - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                 "AA" - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

                 "A" - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.


                 "BBB" - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.



                 "BB," "B," "CCC," "CC," "C," "DDD," "DD," and "D" - Bonds that possess one of these ratings are considered by Fitch to be speculative investments. The ratings "BB" to "C" represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating "DDD" to "D" is an assessment of the ultimate recovery value through reorganization or liquidation.



                 To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.





                 IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for long-term debt ratings:



                 "AAA" - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

                 "AA" - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

                 "A" - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.


                 "BBB" - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in higher categories.



                 "BB," "B," "CCC," "CC," and "C" - Obligations are assigned one of these ratings where it is considered that speculative characteristics are present. "BB" represents the lowest degree of speculation and indicates a possibility of investment risk developing. "C" represents the highest degree of speculation and indicates that the obligations are currently in default.


                 IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within major rating categories.



                 Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:



                 "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is extremely high.



                 "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.



                 "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.



                 "BBB" - This designation represents Thomson BankWatch's lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.



                 "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.



                 "D" - This designation indicates that the long-term debt is in default.



                 PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.



MUNICIPAL NOTE RATINGS


                 A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:


                 "SP-1" - The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.


                 "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.



                 "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.



                 Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

                 "MIG-1"/"VMIG-1" - Loans bearing this designation are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.


                 "MIG-2"/"VMIG-2" - Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.



                 "MIG-3"/"VMIG-3" - Loans bearing this designation are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.



                 "MIG-4"/"VMIG-4" - Loans bearing this designation are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.



                 "SG" - Loans bearing this designation are of speculative quality and lack margins of protection.




                 Fitch and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                     PART C
                               OTHER INFORMATION


ITEM 24.          FINANCIAL STATEMENTS AND EXHIBITS

         (a) Financial Statements:

                 (1) Included in Parts A and B of the Registration Statement are the following audited financial statements:


                          Report of Independent Auditors - January 12, 1996.



                          Statements of Net Assets -  November 30, 1995.



                          Statements of Operations for the year ended November
                                  30, 1995.



                          Statements of Changes in Net Assets for the years
                                  ended November 30, 1995, and 1994.



                          Financial Highlights
                                  MuniFund Shares for the years ended November
                                  30, 1995, 1994, 1993, 1992, 1991 and 1990;
                                  and MuniFund Dollar Shares for the years ended November 30, 1995, 1994, 1993, 1992
                                  1991 and 1990; for MuniCash Shares for the years ended November 30, 1995, 1994, 1993, 1992, 1991 and 1990; for MuniCash Dollar Shares for the years ended November 30, 1995, 1994, 1993, 1992, 1991 and 1990; for
                                  Intermediate Municipal Fund Shares for the years ended November 30, 1995, 1994, 1993, 1992, 1991 and 1990; and for Intermediate Municipal Fund Dollar Shares for the years ended November 30, 1995, 1994, 1993, 1992,
                                  1991 and 1990.

                          Notes to Financial Statements




                 (2) All required financial statements are included in Parts A and B hereof. All other financial statements and schedules are inapplicable.

         (b)     Exhibits:




                 (1) Declaration of Trust dated March 30, 1981 is incorporated herein by reference to Exhibit (1) of Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A, filed on April 16, 1981.


                 (2)      Amended and Restated Code of Regulations dated as
                       of August 13, 1993 is incorporated herein by reference to Exhibit (2) of Post-Effective Amendment No. 19 to Registrant's Registration Statement on Form N-1A, filed on March 23, 1994.


                 (3)   None.


                 (4)   (a)     Specimen copy of share certificate for
                               MuniFund units of beneficial interest in MuniFund is incorporated herein by reference to Exhibit (4) of Post-Effective Amendment
                               No. 6 to Registrant's Registration Statement on Form N-1A, filed on January 27, 1983.



                       (b) Specimen copy of share certificate for MuniCash units of beneficial interest in MuniCash is incorporated herein by reference to Exhibit (4)(c) of Post-Effective Amendment No. 4 to Registrant's Registration Statement on Form N-1A, filed on January 31, 1986.



                       (c) Specimen copy of share certificate for Dollar units of beneficial interest in MuniFund is incorporated herein by reference to Exhibit
                               (4)(d) of Post-Effective Amendment No. 9 to
                               Registrant's Registration Statement on Form
                               N-1A, filed on January 31, 1986.



                       (d) Specimen copy of share certificate for Dollar units of beneficial interest in MuniCash is incorporated herein by reference to Exhibit
                               (4)(f) of Post-Effective Amendment No. 4 to
                               Registrant's Registration Statement on Form
                               N-1A, filed on January 31, 1986.



                       (e) Specimen copy of share certificate for Intermediate Municipal units of beneficial interest in Intermediate Municipal Fund is incorporated herein by reference to Exhibit
                               (4)(g) of Post-Effective Amendment No. 12 to
                               Registrant's Registration Statement on Form
                               N-1A, filed on February 22, 1989.



                       (f) Specimen copy of share certificate for Dollar units of beneficial interest in Intermediate Municipal Fund is incorporated herein by reference to Exhibit (4)(h) of Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A, filed on February 22, 1989.


                 (5)   (a)     Investment Advisory Agreement between

                               Registrant and Provident Institutional
                               Management Corporation dated March 11, 1987 relating to Registrant's MuniFund, Intermediate Municipal Fund and MuniCash portfolios is incorporated herein by reference to Exhibit (5)(a) of Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A, filed on March 30, 1988.



                       (b)     Sub-Advisory Agreement between PNC
                               Institutional Management Corporation and PNC
                               Bank, N.A. dated March 11, 1987 relating to
                               Registrant's MuniFund, MuniCash and
                               Intermediate Municipal Fund portfolios is incorporated herein by reference to Exhibit
                               (5)(c) of Post-Effective Amendment No. 11 to
                               Registrant's Registration Statement on Form
                               N-1A, filed on March 30, 1988.



                 (6) Distribution Agreement between Registrant and Provident Distributors, Inc. dated as of January 31, 1994 relating to Registrant's MuniFund, MuniCash and Intermediate Municipal Fund portfolios is incorporated herein by reference to Exhibit (6) of Post-Effective Amendment No. 19 to Registrant's Registration Statement on Form N-1A, filed on March 23, 1994.



                 (7) Municipal Fund for Temporary Investment Fund Office Retirement Profit-Sharing Plan and Trust Agreement as approved Fall of 1990 is incorporated herein by reference to Exhibit
                               (7) of Post-Effective Amendment No. 49 to
                               Temporary Investment Fund, Inc.'s
                               Registration Statement on Form N-1A, filed on December 12, 1990.


                 (8)   (a)     Custodian Agreement between Registrant and
                               PNC Bank, National Association dated June 1,
                               1989 is incorporated herein by reference to Exhibit (8)(a) of Post-Effective Amendment

                               No. 14 to Registrant's Registration Statement on Form N-1A, filed on February 27, 1990.



                       (b) Custodian Fee Agreement between Registrant and PNC Bank, National Association dated June 1, 1989 is incorporated herein by reference to Exhibit (8)(b) of Post-Effective Amendment No. 14 to Registrant's Registration Statement on Form N-1A, filed on February 27, 1990.



                 (9)   (a)     Administration Agreement dated as of January
                               18, 1993 between Registrant and Provident
                               Distributors, Inc.  and PFPC Inc. is
                               incorporated herein by reference to Exhibit
                               9(b) of Post-Effective Amendment No. 18 to
                               Registrant's Registration Statement on Form
                               N-1A, filed on January 15, 1993.



                       (b) Transfer Agency Agreement between Registrant and PFPC Inc. dated June 1, 1989 is incorporated herein by reference to Exhibit
                               (9)(d) of Post-Effective Amendment No. 14 to
                               Registrant's Registration Statement on Form
                               N-1A, filed on February 27, 1990.



                       (c) Transfer Agency Fee Agreement between Registrant and PFPC Inc. dated June 1, 1989 is incorporated herein by reference to Exhibit (9)(e) of Post-Effective Amendment No. 14 to Registrant's Registration Statement on Form N-1A, filed on February 27, 1990.



                       (d) Sub-Transfer Agency Agreement between PNC Bank, National Association and The Northern Trust Company dated November 18, 1987 is incorporated herein by reference to Exhibit
                               (8)(g) of Post-Effective Amendment No. 11 to
                               Registrant's Registration Statement on Form
                               N-1A, filed on March 30, 1988.


              (1)(10)  Opinion and Consent of Drinker Biddle & Reath.

                 (11) (a)         Consent of KPMG Peat Marwick LLP.

                      (b)         Consent of Drinker Biddle & Reath.

                      (c)         24e-2 Opinion.





---------------------

(1)  Filed pursuant  to Rule  24f-2 as part  of Registrant's
     Rule 24f-2 Notice on January 26, 1996.

                 (12)  None.

                 (13)  None.

                 (14)  None.

                 (15) Schedules of Performance Computations are incorporated herein by reference to Exhibit (16) of Post-Effective Amendment No. 15 to Registrant's Registration Statement (No. 2-64358) relating to its MuniFund portfolio, Exhibit (16) of Post-Effective Amendment No. 9 to Registrant's Registration Statement (No. 2-87284) relating to its MuniCash portfolio and Exhibit (16) of Post-Effective Amendment No. 11 to Registrant's Registration Statement (No. 2-77274) relating to its Intermediate Municipal Fund portfolio, all filed on March 7, 1991.


                 (27)  Financial Data Schedules for MuniFund, MuniFund
                       Dollar Shares, MuniCash, MuniCash Dollar Shares, Intermediate Municipal Fund and Intermediate Municipal Fund Dollar Shares.


ITEM 25.         PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

                 Registrant is controlled by its Board of Trustees. Each of Registrant's trustees serves on the board of directors/trustees of certain other registered investment companies. (See "Management of the Fund -- Trustees and Officers" in Part B hereof.)


ITEM 26.         NUMBER OF HOLDERS OF SECURITIES


                 The following information is as of March 13, 1996:




                                                                             Number of
Title of Class                                                               Record Holders
--------------                                                               --------------
MuniFund shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          128
MuniFund Dollar shares  . . . . . . . . . . . . . . . . . . . . . . . . . .           10
MuniCash shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           68
MuniCash Dollar shares  . . . . . . . . . . . . . . . . . . . . . . . . . .            9
Intermediate Municipal Fund shares  . . . . . . . . . . . . . . . . . . . .           15
Intermediate Municipal Fund
 Dollar shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            1

ITEM 27.         INDEMNIFICATION

                 Indemnification of Registrant's Principal Underwriter, Custodian and Transfer Agent against certain stated liabilities is provided for in Section 6 of the Distribution Agreement, incorporated herein as Exhibit (6), and in Section 22 of the Custodian Agreement and in Section 17 of the Transfer Agency Agreement, incorporated herein by reference as Exhibits (8)(a) and
(9)(d), respectively. Registrant has obtained from a major insurance carrier a directors' and officers' liability policy covering certain types of errors and omissions. In addition, Section 2 of Article X of Registrant's Declaration of Trust dated March 30, 1981, incorporated herein by reference as Exhibit (1), provides as follows:


                 10.2 Indemnification of Trustees, Representatives and Employees. The Trust shall indemnify each of its Trustees against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while as a Trustee or thereafter, by reason of his being or having been such a Trustee except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties; provided, however, that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of bad faith had been adjudicated, it would in his opinion have been adjudicated in favor of such person. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled; provided that no person may satisfy any right of indemnity or reimbursement except out of the property of the Trust. The Trustees may make advance payments in connection with the indemnification under this Section 10.2, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.

                 The Trustees shall have the power, but not the duty, in their sole discretion, to indemnify representatives and employees of the Trust to the same extent that Trustees are entitled to indemnification hereunder.

                 Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 28.         BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

                 PIMC performs investment advisory services for Registrant and certain other investment companies.

                 (a) To Registrant's knowledge, none of the directors or officers of PIMC, except those set forth below, is, or has been at any time during Registrant's past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers and certain executives of PIMC also hold various positions with, and engage in business for, PNC Bank Corp, which owns all the outstanding stock of PIMC, or other subsidiaries of PNC Bank Corp. Set forth below are the names and principal businesses of the directors and certain executives of PIMC who are engaged in any other business, profession, vocation or employment of a substantial nature.

                 (b) To Registrant's knowledge, none of the directors or officers of PNC Bank, N.A., except those set forth below, is, or has been at any time during Registrant's past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature. Set forth below are the names and principal businesses of the directors and certain executives of PNC Bank, N.A. who are engaged in any other business, profession, vocation or employment of a substantial nature.

                 (c) The information required by this Item 28 with respect to each director, officer and partner of PIMC is incorporated by reference to Schedule A of Form ADV and Schedule A and D filed by PIMC with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 (the "1934 Act") (SEC File No. 801-13304).



                 (d) Set forth below are the names and principal businesses of the directors and certain executives of PNC Bank who are engaged in any other business, profession, vocation or employment of a substantial nature.


                         PNC BANK, NATIONAL ASSOCIATION
                                   DIRECTORS


POSITION WITH                                                                                         TYPE
PNC BANK                  NAME                              OTHER BUSINESS CONNECTIONS                OF BUSINESS
--------                  ----                              --------------------------                -----------
Director         B.R. Brown                                 Chairman and C.E.O.                       Coal
                                                            Consol Inc.
                                                            Consol Plaza
                                                            Pittsburgh, PA  15241

Director         Constance E. Clayton                       Associate Dean, School of Public          Medical
                                                            Health & Professor of Pediatrics
                                                            Medical College of PA,
                                                            Hahnemann University
                                                            430 E. Sedgwick Street
                                                            Philadelphia, PA  19119

Director         Eberhard Faber IV                          Chairman and C.E.O.                       Manufacturing
                                                            E.F.L., Inc.
                                                            450 Hedge Road
                                                            P.O. Box 49
                                                            Bear Creek, PA  18602

Director         Dr. Stuart Heydt                           President and C.E.O.                      Medical
                                                            Geisinger Foundation
                                                            100 N. Academy Avenue
                                                            Danville, PA  17822

Director         Edward P. Junker, III                      Vice Chairman                             Banking
                                                            PNC Bank, N.A.
                                                            Ninth and State Streets
                                                            Erie, PA  16553

Director         Thomas A. McConomy                         President, C.E.O. and                     Manufacturing
                                                            Chairman, Calgon Carbon
                                                            Corporation
                                                            413 Woodland Road
                                                            Sewickley, PA  15143

Director         Thomas H. O'Brien                          Chairman                                  Banking
                                                            PNC Bank, National Association
                                                            One PNC Plaza, 30th Floor
                                                            Pittsburgh, PA  15265

POSITION WITH                                                                                         TYPE
PNC BANK                  NAME                              OTHER BUSINESS CONNECTIONS                OF BUSINESS
--------                  ----                              --------------------------                -----------
Director         Dr. J. Dennis O'Connor                     Provost, The Smithsonian                  Education
                                                            Institution
                                                            1000 Jefferson Drive, S.W.
                                                            Room 230, MRC 009
                                                            Washington, D.C.  20560

Director         Rocco A. Ortenzio                          Chairman and C.E.O.                       Medical
                                                            Continental Medical Systems, Inc.
                                                            P.O. Box 715
                                                            Mechanicsburg, PA  17055

Director         Jane G. Pepper                             President                                 Horticulture
                                                            Pennsylvania Horticulture Society
                                                            325 Walnut Street
                                                            Philadelphia, PA  19106

Director         Robert C. Robb, Jr.                        President, Lewis, Eckert, Robb
                                                            Financial and & Company                   Management
                                                            425 One Plymouth Meeting                  Consultants
                                                            Plymouth Meeting, PA  19462

Director         James E. Rohr                              President and C.E.O.                      Bank Holding
                                                            PNC Bank, National Association            Company
                                                            One PNC Plaza, 30th Floor
                                                            Pittsburgh, PA  15265

Director         Daniel M. Rooney                           President, Pittsburgh Steelers            Football
                                                            Football Club of the National
                                                            Football League
                                                            300 Stadium Circle
                                                            Pittsburgh, PA  15212

Director         Seth E. Schofield                          Chairman and C.E.O.                       Airline
                                                            USAir, Inc.
                                                            2345 Crystal Drive
                                                            Arlington, VA  22227

                         PNC BANK, NATIONAL ASSOCIATION
                                    OFFICERS




                 Robert V. Aiken                            Senior Vice President

                 John E. Alden                              Senior Vice President

                 James C. Altman                            Senior Vice President

                 John W. Atkinson                           Executive Vice President

                 Lila M. Bachelier                          Senior Vice President

                 R. Perrin Baker                            Chief Market Counsel, Northwest PA

                 James R. Bartholomew                       Senior Vice President

                 Peter R. Begg                              Senior Vice President

                 Donald G. Berdine                          Senior Vice President

                 James H. Best                              Senior Vice President

                 Eva T. Blum                                Senior Vice President

                 Susan B. Bohn                              Senior Vice President

                 Michael S. Borocz                          Senior Vice President

                 George Brikis                              Executive Vice President

                 Anthony J. Cacciatore                      Senior Vice President

                 Richard C. Caldwell                        Executive Vice President

                 Craig T. Campbell                          Senior Vice President

                 J. Richard Carnall                         Executive Vice President

                 Peter K. Classen                           President & C.E.O., PNC Bank, Northeast PA

                 Andra D. Cochran                           Senior Vice President

                 Sharon Coghlan                             Coordinating Market Chief Counsel, Philadelphia

                 James P. Conley                            Senior Vice President

                 C. David Cook                              Senior Vice President

                 Alfred F. Cordasco                         Supervising Counsel, Pittsburgh, PA

                 Robert Crouse                              Senior Vice President

                 Keith P. Crytzer                           Senior Vice President

                 John J. Daggett                            Senior Vice President

                 Anuj Dhanda                                Senior Vice President

                 Victor M. DiBattista                       Chief Regional Counsel

                 Thomas C. Dilworth                         Senior Vice President

                 James Dionise                              Senior Vice President and C.F.O.

                 Patrick S. Doran                           Senior Vice President, Head of Consumer Lending

                 Robert D. Edwards                          Senior Vice President

                         PNC BANK, NATIONAL ASSOCIATION
                                    OFFICERS




                 David J. Egan                              Senior Vice President

                 J. Lynn Evans                              Senior Vice President & Controller

                 William E. Fallon                          Senior Vice President

                 James M. Ferguson, III                     Senior Vice President

                 Frederick C. Frank, III                    Executive Vice President

                 William J. Friel                           Executive Vice President

                 John F. Fulgoney                           Coordinating Market Chief Counsel, Northeast PA

                 Brian K. Garlock                           Senior Vice President

                 George D. Gonczar                          Senior Vice President

                 Richard C. Grace                           Senior Vice President

                 James S. Graham                            Senior Vice President

                 Michael J. Hannon                          Senior Vice President

                 Stephen G. Hardy                           Senior Vice President

                 Michael J. Harrington                      Senior Vice President

                 Marva H. Harris                            Senior Vice President

                 Maurice H. Hartigan, II                    Executive Vice President

                 G. Robert Hoffman                          Executive Vice President

                 Sylvan M. Holzer                           Executive Vice President

                 John M. Infield                            Senior Vice President

                 Joe R. Irwin                               Executive Vice President

                 Philip C. Jackson                          Senior Vice President

                 William J. Johns                           Controller

                 William R. Johnson                         Audit Director

                 Edward P. Junker, III                      Vice Chairman

                 Robert D. Kane                             Senior Vice President

                 Michael D. Kelsey                          Chief Compliance Counsel

                 Randall C. King                            Senior Vice President

                 Joseph E. Kloecker                         Senior Vice President

                 Christopher M. Knoll                       Senior Vice President

                 Richard C. Krauss                          Senior Vice President

                 Frank R. Krepp                             Senior Vice President & Chief Credit Policy Officer

                 Kenneth P. Leckey                          Senior Vice President & Cashier

                 Marilyn R. Levins                          Senior Vice President

                 Carl J. Lisman                             Executive Vice President

                         PNC BANK, NATIONAL ASSOCIATION
                                    OFFICERS




                 William H. Lochman                         Senior Vice President

                 George Lula                                Senior Vice President

                 Jane E. Madio                              Senior Vice President

                 Nicholas M. Marsini, Jr.                   Senior Vice President

                 David O. Matthews                          Senior Vice President

                 Walter B. McClellan                        Senior Vice President

                 James C. Mendelson                         Senior Vice President

                 Scott C. Meves                             Senior Vice President

                 J. William Mills                           Senior Vice President

                 Barbara A. Misner                          Senior Vice President

                 Marlene D. Mosco                           Senior Vice President

                 Scott Moss                                 Senior Vice President

                 Peter F. Moylan                            Senior Vice President

                 Michael B. Nelson                          Executive Vice President

                 Thomas J. Nist                             Senior Vice President

                 Thomas H. O'Brien                          Chairman

                 James F. O'Day                             Senior Vice President

                 Cynthia G. Osofsky                         Senior Vice President

                 George R. Partridge                        Senior Vice President

                 David M. Payne                             Senior Vice President

                 Charles C. Pearson, Jr.                    President and CEO, PNC Bank, Central PA

                 Helen P. Pudlin                            Senior Vice President

                 Edward V. Randall, Jr.                     President and CEO, PNC Bank, Pittsburgh

                 Richard C. Rhoades                         Senior Vice President

                 Bryan W. Ridley                            Senior Vice President

                 James E. Rohr                              President and Chief Executive Officer

                 Gary Royer                                 Senior Vice President

                 William Sayre, Jr.                         Senior Vice President

                 David W. Schoffstall                       Executive Vice President

                 Timothy G. Shack                           Senior Vice President

                 Douglas E. Shaffer                         Senior Vice President

                 Alfred A. Silva                            Senior Vice President

                 George R. Simon                            Senior Vice President

                 Richard L. Smoot                           President and CEO of PNC Bank, Philadelphia

                         PNC BANK, NATIONAL ASSOCIATION
                                    OFFICERS




                 Timothy N. Smyth                           Senior Vice President

                 Kenneth S. Spatz                           Senior Vice President

                 Darcel H. Steber                           Senior Vice President

                 William F. Strome                          Senior Vice President and Secretary

                 Herbert G. Summerfield, Jr.                Executive Vice President

                 Stephen L. Swanson                         Executive Vice President

                 Jane B. Tompkins                           Senior Vice President

                 Robert B. Trempe                           Senior Vice President

                 Kevin M. Tucker                            Senior Vice President

                 Alan P. Vail                               Senior Vice President

                 Bruce E. Walton                            Executive Vice President

                 Annette M. Ward-Kredel                     Senior Vice President

                 Arlene M. Yocum                            Senior Vice President

                 Carole Yon                                 Senior Vice President

                 David E. Zuern                             President & C.E.O., PNC Bank, Northwest PA



ITEM 29.  PRINCIPAL UNDERWRITER

         Provident Distributors, Inc. currently acts as distributor for, in addition to the Company, Temporary Investment Fund, Inc., Trust for Federal Securities, Portfolios for Diversified Investment, Municipal Fund for California Investors, Municipal Fund for New York Investors, Provident Institutional Funds, Inc., and The PNC(R) Fund.


ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

          (1) PNC Bank, National Association, Broad and Chestnut Streets, Philadelphia, Pennsylvania 19102 (records relating to its functions as sub-adviser).

          (2) PNC Bank, National Association, 200 Stevens Drive, Suite 440, Lester, Pennsylvania 19113 (records relating to its functions as custodian).

          (3) Provident Distributors, Inc., 259 Radnor-Chester Road, Suite 120, Radnor, Pennsylvania (records relating to its functions as distributor).

          (4) PNC Institutional Management Corporation, 400 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as investment adviser).

          (5)      PFPC, Inc., 400 Bellevue Parkway, Wilmington, Delaware
                   19885-9628.

          (6) PFPC, Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as transfer agent and dividend disbursing agent).

          (7) Drinker Biddle & Reath, Philadelphia National Bank Building, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107 (Registrant's Declaration of Trust, Code of Regulations and Minutes Books).


ITEM 31.  MANAGEMENT SERVICES

          None.


ITEM 32.  UNDERTAKINGS

                   Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders upon request and without charge.

                                   SIGNATURES


                 Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 21 to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 21 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Wilmington, and State of Delaware, on March 27, 1996.



                     MUNICIPAL FUND FOR TEMPORARY INVESTMENT

                     /s/ Edward J. Roach, Vice President and Treasurer
                     -------------------------------------------------
                     Edward J. Roach           (Signature and Title)


                 Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 21 to Registrant's Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature                                                        Title                                Date
---------                                                        -----                                ----
* Philip E. Coldwell                                             Trustee                              March 27, 1996
--------------------------
Philip E. Coldwell

* Robert R. Fortune                                              Trustee                              March 27, 1996
--------------------------
Robert R. Fortune

* Rodney D. Johnson                                              Trustee                              March 27, 1996
--------------------------
Rodney D. Johnson

* G. Willing Pepper                                              Chairman of                          March 27, 1996
--------------------------                                       the Board and
G. Willing Pepper                                                President


/s/ Edward J. Roach                                              Vice President                       March 27, 1996
--------------------------                                       and Treasurer
Edward J. Roach                                                  (Principal Financial
                                                                 and Accounting
                                                                 Officer)

*By:/s/ Edward J. Roach
    --------------------
    Edward J. Roach
    Attorney-in-Fact

                        TEMPORARY INVESTMENT FUND, INC.
                          TRUST FOR FEDERAL SECURITIES
                    MUNICIPAL FUND FOR TEMPORARY INVESTMENT
                     PORTFOLIOS FOR DIVERSIFIED INVESTMENT


                               POWER OF ATTORNEY

     G. Willing Pepper, whose signature appears below, hereby constitutes and appoints G. Willing Pepper and Edward J. Roach, and either of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, may deem necessary or advisable or which may be required to enable Temporary Investment Fund, Inc., Trust for Federal Securities, Municipal Fund for Temporary Investment and Portfolios for Diversified Investment (each a "Company") to comply with the Investment Company Act of 1940 as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to each Company's Registration Statement(s) pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as director or trustee and/or officer of the relevant Company any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.



                              /s/ G. Willing Pepper
                              ------------------------
                                   G. Willing Pepper


Date:  April 18, 1995

                        TEMPORARY INVESTMENT FUND, INC.
                          TRUST FOR FEDERAL SECURITIES
                    MUNICIPAL FUND FOR TEMPORARY INVESTMENT
                     PORTFOLIOS FOR DIVERSIFIED INVESTMENT


                               POWER OF ATTORNEY

     Philip E. Coldwell, whose signature appears below, hereby constitutes and appoints G. Willing Pepper and Edward J. Roach, and either of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, may deem necessary or advisable or which may be required to enable Temporary Investment Fund, Inc., Trust for Federal Securities, Municipal Fund for Temporary Investment and Portfolios for Diversified Investment (each a "Company") to comply with the Investment Company Act of 1940 as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to each Company's Registration Statement(s) pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as director or trustee and/or officer of the relevant Company any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.



                              /s/ Philip E. Coldwell
                              -----------------------
                                   Philip E. Coldwell


Date:  April 18, 1995

                        TEMPORARY INVESTMENT FUND, INC.
                          TRUST FOR FEDERAL SECURITIES
                    MUNICIPAL FUND FOR TEMPORARY INVESTMENT
                     PORTFOLIOS FOR DIVERSIFIED INVESTMENT


                               POWER OF ATTORNEY

     Rodney D. Johnson, whose signature appears below, hereby constitutes and appoints G. Willing Pepper and Edward J. Roach, and either of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, may deem necessary or advisable or which may be required to enable Temporary Investment Fund, Inc., Trust for Federal Securities, Municipal Fund for Temporary Investment and Portfolios for Diversified Investment (each a "Company") to comply with the Investment Company Act of 1940 as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to each Company's Registration Statement(s) pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as director or trustee and/or officer of the relevant Company any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.



                              /s/ Rodney D. Johnson
                              ----------------------
                                   Rodney D. Johnson


Date:  April 18, 1995

                        TEMPORARY INVESTMENT FUND, INC.
                          TRUST FOR FEDERAL SECURITIES
                    MUNICIPAL FUND FOR TEMPORARY INVESTMENT
                     PORTFOLIOS FOR DIVERSIFIED INVESTMENT


                               POWER OF ATTORNEY

     Robert R. Fortune, whose signature appears below, hereby constitutes and appoints G. Willing Pepper and Edward J. Roach, and either of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, may deem necessary or advisable or which may be required to enable Temporary Investment Fund, Inc., Trust for Federal Securities, Municipal Fund for Temporary Investment and Portfolios for Diversified Investment (each a "Company") to comply with the Investment Company Act of 1940 as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to each Company's Registration Statement(s) pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as director or trustee and/or officer of the relevant Company any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.



                              /s/ Robert R. Fortune
                              ----------------------
                                   Robert R. Fortune


Date:  April 21, 1995

                                 EXHIBIT INDEX



Exhibit                                                                    Page
-------                                                                    ----
 (1)           Declaration of Trust dated March 30, 1981.

 (2) Amended and Restated Code of Regulations dated as of August 13, 1993.

 (5)    (a)    Investment Advisory Agreement between Registrant
               and Provident Institutional Management Corporation
               dated March 11, 1987 relating to Registrant's
               MuniFund, Intermediate Municipal Fund and MuniCash
               portfolios.

        (b)    Sub-Advisory Agreement between PNC Institutional
               Management Corporation and PNC Bank, N.A. dated
               March 11, 1987 relating to Registrant's MuniFund,
               MuniCash and Intermediate Municipal Fund portfolios.

 (6)           Distribution Agreement between Registrant and Provident
               Distributors, Inc. dated as of January 31, 1994 relating to Registrant's MuniFund, MuniCash and Intermediate
               Municipal Fund portfolios.

 (7)           Municipal Fund for Temporary Investment Fund Office
               Retirement Profit-Sharing Plan and Trust Agreement as approved Fall of 1990.

 (8)  (a)      Custodian Agreement between Registrant and  PNC
               Bank, National Association dated June 1, 1989.

        (b)    Custodian Fee Agreement between Registrant and PNC
               Bank, National Association dated June 1, 1989.

 (9)  (a)      Administration Agreement dated as of January 18,
               1993 between Registrant and Provident
               Distributors, Inc. and PFPC Inc.

        (b)    Transfer Agency Agreement between Registrant and
               PFPC Inc. dated June 1, 1989.

        (c) Transfer Agency Fee Agreement between Registrant and PFPC Inc. dated June 1, 1989.

        (d)    Sub-Transfer Agency Agreement between PNC Bank,
               National Association and The Northern Trust
               Company dated November 18, 1987.

(11)    (a)    Consent of KPMG Peat Marwick L.L.P.

(11)    (b)    Consent of Drinker Biddle & Reath

(11)    (c)    24e-2 Opinion

       27.1             Financial Data Schedules - MuniFund

       27.2             Financial Data Schedules - MuniFund
                        Dollar Shares

       27.3             Financial Data Schedules - MuniCash

       27.4             Financial Data Schedules - MuniCash Dollar Shares

       27.5             Financial Data Schedules - Intermediate
                        Municipal Fund

       27.6             Financial Data Schedules - Intermediate Municipal
                        Fund Dollar Shares